UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14(a)-12

Ocean Power Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OCEAN POWER TECHNOLOGIES, INC.

28 Engelhard Drive, Suite B
Monroe Township, NJ 08831

NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JANUARY 31, 2024

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders of Ocean Power Technologies, Inc. (the “Company,” “OPT,” “we,” “us” or “our”) will be held on Wednesday, January 31, 2024, at 10:00 a.m., Eastern Time, in virtual meeting format only, via live webcast (including any adjournments, postponements, or continuations thereof, the “2023 Annual Meeting”). The 2023 Annual Meeting will be conducted in a virtual format to provide stockholders the opportunity to attend, irrespective of location.

The 2023 Annual Meeting will be held for the following purposes:

1.	To elect as directors the six (6) persons named in this Proxy Statement as the Board’s nominees to serve on our Board of Directors (the “Board” or the “OPT Board”) until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal;

2.	To approve an amendment to the 2015 Omnibus Incentive Plan (the “2015 Plan”) to increase the number of shares of our common stock available for grant under the 2015 Plan from 4,382,036 to 7,282,036 to ensure that adequate shares will be available under the 2015 Plan for future grants and to amend the aggregate number of shares available for incentive awards;

3.	To ratify, by a non-binding advisory vote, the adoption of our Section 382 Tax Benefits Preservation Plan, dated as of June 29, 2023, by and between OPT and Computershare Trust Company, N.A., as Rights Agent;

4.	To ratify, by a non-binding advisory vote, the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024;

5.	To approve, by a non-binding advisory vote, the compensation of our named executive officers; and

6.	To transact such other business as may properly come before the 2023 Annual Meeting.

Who Can Vote:

Stockholders of record at the close of business on December 4, 2023.

How You Can Vote:

You may cast your vote via mail, telephone, or the Internet. Certain stockholders may only be able to vote by mail. You may also vote virtually at the 2023 Annual Meeting.

Who May Attend:

All stockholders are cordially invited to attend the 2023 Annual Meeting by visiting www.cesonlineservices.com/optt23_vm, where you will be able to listen to the meeting live, submit questions, and vote. To attend the 2023 Annual Meeting, you must pre-register at www.cesonlineservices.com/optt23_vm by 10:00 a.m. Eastern Time on January 30, 2024.

Your vote will be especially important this year. As you may be aware, Paragon Technologies, Inc. (“Paragon”), which owns approximately 4.0% of OPT’s common stock, submitted materials to OPT purporting to provide notice (the “Purported Nominating Notice”) of Paragon’s intent to nominate a majority slate of director candidates for election to our six-member Board at the 2023 Annual Meeting and, thereby, seek control of our Board. OPT has informed Paragon that the Board rejected the Purported Nominating Notice for failing to comply with OPT’s Amended and Restated Bylaws (the “OPT Bylaws”) and, accordingly, any attempt by Paragon at the 2023 Annual Meeting to nominate its purported nominees for election to our Board shall be disregarded. Paragon has sued OPT and its directors in the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) seeking, among other remedies, declaratory and injunctive relief to prevent OPT from continuing to reject the Purported Nominating Notice. On November 28, 2023, the Delaware Court of Chancery held a hearing to determine whether to grant Paragon its requested relief. As of the date of this Proxy Statement, the Court has not issued a ruling with respect to Paragon’s requested relief.

Unless the litigation results in a ruling that prevents OPT from rejecting the Purported Nominating Notice, any director nominations attempted by Paragon will be disregarded, and no proxies or votes in favor of its purported nominees will be recognized or tabulated at the 2023 Annual Meeting. As Paragon’s nominations will not be recognized as valid nominations under Delaware law unless otherwise so required by the Delaware Court of Chancery, the WHITE proxy card accompanying this Proxy Statement does not include the names of Paragon’s purported nominees on a “universal proxy card.” However, if the litigation results in a ruling that prevents OPT from rejecting the Purported Nominating Notice, then OPT will amend this Proxy Statement and the accompanying WHITE proxy card to reflect those developments and to include the names of Paragon’s nominees on a WHITE universal proxy card, and OPT will mail the revised proxy statement and a WHITE universal proxy card to stockholders. In addition, in this scenario, no proxies or votes received on any non-universal WHITE proxy card previously circulated by OPT will be recognized or tabulated at the 2023 Annual Meeting. Accordingly, if you vote on OPT’s non-universal WHITE proxy card accompanying this Proxy Statement and the result of the litigation is that the Purported Nominating Notice cannot be rejected, your votes will not be recognized or tabulated, and you will have to vote again on a universal proxy card for your vote to be counted.

Despite the Board’s determination to reject the Purported Nominating Notice for not complying with the OPT Bylaws, you may receive solicitation materials from Paragon. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE PROXY CARD “FOR ALL” OF OUR BOARD’S NOMINEES (TERENCE J. CRYAN, J. PHILIPP STRATMANN, CLYDE W. HEWLETT, NATALIE LORENZ-ANDERSON, DIANA G. PURCEL, AND PETER E. SLAIBY), TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF PARAGON, AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF PARAGON. OPT is not responsible for the accuracy of any information provided by Paragon in solicitation materials filed or disseminated by or on behalf of Paragon or any other statements that Paragon may make.

A list of stockholders entitled to vote at the 2023 Annual Meeting will be available for examination by any stockholder, for any purpose germane to the 2023 Annual Meeting, for ten (10) days prior to the 2023 Annual Meeting during ordinary business hours at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, OPT’s principal place of business.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” OF THE BOARD’S NOMINEES (TERENCE J. CRYAN, J. PHILIPP STRATMANN, CLYDE W. HEWLETT, NATALIE LORENZ-ANDERSON, DIANA G. PURCEL, AND PETER E. SLAIBY) ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, AND “FOR” PROPOSAL 5 USING THE ENCLOSED WHITE PROXY CARD.

OUR BOARD DOES NOT ENDORSE ANY OF PARAGON’S PURPORTED NOMINEES AND URGES YOU TO DISREGARD ANY MATERIALS SENT TO YOU BY ON BEHALF OF PARAGON AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD SENT TO YOU BY PARAGON.

If you vote, or have previously voted, using a proxy card sent to you by or on behalf of Paragon, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card to vote via the Internet or by telephone or by completing, signing, and dating the WHITE proxy card and mailing it in the postage-paid envelope provided. Only your latest dated vote will count. Any proxy may be revoked prior to its exercise at the 2023 Annual Meeting as described in this Proxy Statement.

Whether or not you attend the 2023 Annual Meeting, it is important that your shares be represented at the 2023 Annual Meeting. We encourage you to please vote TODAY to ensure your voice is heard. You may vote by marking, signing, and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope. Stockholders may also vote via the Internet or by telephone.

For more information and up-to-date postings, please go to www.oceanpowertechnologies.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC. If you need assistance with voting or have any questions, please contact Morrow Sodali LLC (“Morrow Sodali”), our proxy solicitor assisting us in connection with the 2023 Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400.

Regardless of the number of shares of OPT common stock that you own, your vote is important. Thank you for your continued support, interest, and investment in OPT.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Nicholas Day
Nicholas Day
General Counsel and Secretary

Monroe Township, NJ

November 28, 2023

This Notice of the 2023 Annual Meeting of Stockholders and the accompanying Proxy Statement will first be sent or made available to stockholders of record as of December 4, 2023 on or about December 6, 2023.

If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor:

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: OPT@investor.MorrowSodali.com

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting

to Be Held at 10:00 a.m., Eastern Time on Wednesday, January 31, 2024.

The Notice of the 2023 Annual Meeting of Stockholders, this Proxy Statement,

the accompanying WHITE proxy card and our Annual Report on Form 10-K for the fiscal year ended April 30, 2023 are available at
https:// www.oceanpowertechnologies.com

OCEAN POWER TECHNOLOGIES, INC.

28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

PROXY STATEMENT

INTRODUCTION

This proxy statement (including all appendices attached hereto, this “Proxy Statement”) and the enclosed WHITE proxy card are being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of Ocean Power Technologies, Inc., a Delaware corporation (“OPT,” the “Company,” “we,” “us” or “our”), for use at OPT’s 2023 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the “2023 Annual Meeting”). We anticipate that this proxy statement and the enclosed form of WHITE proxy card will first be sent or made available to stockholders of record as of the close of business on December 4, 2023 on or about December 6, 2023.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, including under “Executive Compensation.” References to “2023,” “2022,” “2021,” “2020,” “2019” and the like refer to the fiscal year ending, or ended, on April 30 of that year. As this summary does not contain all of the information that you should consider, we encourage you to carefully read the entire Proxy Statement for more information before voting.

THE 2023 ANNUAL MEETING

2023 Annual Meeting of Stockholders

Time and Date:	On January 31, 2024, at 10:00 a.m., Eastern Time.

Place:	Via live webcast by visiting www.cesonlineservices.com/optt23_vm. To attend the 2023 Annual Meeting, you must pre-register at www.cesonlineservices.com/optt23_vm by 10:00 a.m. Eastern Time on January 30, 2024.

Record Date:	The close of business on December 4, 2023 (the “Record Date”).

Proxy Materials:	The Notice of the 2023 Annual Meeting of Stockholders, this Proxy Statement, the accompanying WHITE proxy card, and OPT’s Annual Report on Form 10-K for the year ended April 30, 2023 will first be sent to stockholders of record as of the Record Date on or about December 6, 2023.

1

Proposals and Board Recommendations for Voting PROPOSAL	RECOMMENDATION ON THE WHITE PROXY CARD	PAGE

Proposal 1 – Elect as directors the six (6) persons named in this Proxy Statement as the Board’s nominees to serve on our Board of Directors until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal	“FOR ALL”	24

Proposal 2 – To approve an amendment to the 2015 Omnibus Incentive Plan (the “2015 Plan”) to increase the number of shares of our common stock, par value $.001 per share (“Common Stock”), available for grant under the 2015 Plan from 4,382,036 to 7,282,036 to ensure that adequate shares will be available under the 2015 Plan for future grants and to amend the aggregate number of shares available for incentive awards	“FOR”	38

Proposal 3 – To ratify, by a non-binding advisory vote, the adoption of our Section 382 Tax Benefits Preservation Plan, dated as of June 29, 2023, by and between OPT and Computershare Trust Company, N.A., as Rights Agent (the “Tax Benefits Preservation Plan”)	“FOR”	39

Proposal 4 – To ratify, by a non-binding advisory vote, the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024	“FOR”	46

Proposal 5 – To approve, by a non-binding advisory vote, the compensation of our named executive officers	“FOR”	62

Your vote will be especially important this year. As you may be aware, Paragon Technologies, Inc. (“Paragon”), which owns approximately 4.0% of the Common Stock, submitted materials to OPT purporting to provide notice (the “Purported Nominating Notice”) of Paragon’s intent to nominate a majority slate of director candidates for election to our six-member Board at the 2023 Annual Meeting and, thereby, seek control of our Board. OPT has informed Paragon that the Board rejected the Purported Nominating Notice for failing to comply with OPT’s Amended and Restated Bylaws (the “Bylaws”) and, accordingly, any attempt by Paragon to nominate its purported nominees for election to our Board at the 2023 Annual Meeting shall be disregarded. Paragon has sued OPT and its directors in the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) seeking, among other remedies, declaratory and injunctive relief to prevent OPT from continuing to reject the Purported Nominating Notice. On November 28, 2023, the Delaware Court of Chancery held a hearing to determine whether to grant Paragon its requested relief. As of the date of this Proxy Statement, the Court has not issued a ruling with respect to Paragon’s requested relief.

Unless the litigation results in a ruling that prevents OPT from rejecting the Purported Nominating Notice, any director nominations attempted by Paragon will be disregarded, and no proxies or votes in favor of its purported nominees will be recognized or tabulated at the 2023 Annual Meeting. As Paragon’s nominations will not be recognized as valid nominations under Delaware law unless otherwise so required by the Delaware Court of Chancery, the WHITE proxy card accompanying this Proxy Statement does not include the names of Paragon’s purported nominees on a “universal proxy card.” However, if the litigation results in a ruling that prevents OPT from rejecting the Purported Nominating Notice, then OPT will amend this Proxy Statement and the accompanying WHITE proxy card to reflect those developments and to include the names of Paragon’s nominees on a WHITE universal proxy card, and OPT will mail the revised proxy statement and a WHITE universal proxy card to stockholders. In addition, in this scenario, no proxies or votes received on any non-universal WHITE proxy card previously circulated by OPT will be recognized or tabulated at the 2023 Annual Meeting. Accordingly, if you vote on OPT’s non-universal WHITE proxy card accompanying this Proxy Statement and the result of the litigation is that the Purported Nominating Notice cannot be rejected, your votes will not be recognized or tabulated, and you will have to vote again on a universal proxy card for your vote to be counted.

2

Despite the Board’s determination to reject the Purported Nominating Notice for not complying with the OPT Bylaws, you may receive solicitation materials from Paragon. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE PROXY CARD FOR ALL OF OUR BOARD’S NOMINEES (TERENCE J. CRYAN, J. PHILIPP STRATMANN, CLYDE W. HEWLETT, NATALIE LORENZ-ANDERSON, DIANA G. PURCEL, AND PETER E. SLAIBY), TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF PARAGON, AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF PARAGON. OPT is not responsible for the accuracy of any information provided by Paragon in solicitation materials filed or disseminated by or on behalf of Paragon or any other statements that Paragon may make.

THE BOARD DOES NOT ENDORSE ANY OF PARAGON’S PURPORTED NOMINEES AND URGES YOU TO DISREGARD ANY MATERIALS SENT TO YOU BY ON BEHALF OF PARAGON AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD SENT TO YOU BY PARAGON.

If you vote, or have previously voted, using a proxy card sent to you by or on behalf of Paragon, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card to vote via the Internet or by telephone or by completing, signing, and dating the WHITE proxy card and mailing it in the postage-paid envelope provided. Only your latest dated vote will count. Any proxy may be revoked prior to its exercise at the 2023 Annual Meeting as described in this Proxy Statement.

WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED WHITE PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET OR BY TELEPHONE AS INSTRUCTED ON THE WHITE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE 2023 ANNUAL MEETING.

For more information and up-to-date postings, please go to www.oceanpowertechnologies.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC. If you need assistance with voting or have any questions, please contact Morrow Sodali, our proxy solicitor assisting us in connection with the 2023 Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the 2023 Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY either by completing, signing, and dating the enclosed WHITE proxy card and promptly mailing it in the postage pre-paid envelope provided or by following the instructions on the enclosed WHITE proxy card to vote via the Internet or by telephone. Returning your WHITE proxy card will not prevent you from voting at the 2023 Annual Meeting but will ensure that your vote is counted if you are unable to attend.

3

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these proxy materials because you are a stockholder of OPT. The Board is providing these proxy materials to you in connection with OPT’s Annual Meeting to be held on Wednesday, January 31, 2024 at 10:00 a.m., Eastern Time, via live webcast at www.cesonlineservices.com/optt23_vm. These materials will first be sent or made available to stockholders of record as of the Record Date on or about December 6, 2023. You are invited to attend the 2023 Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

These materials also include a WHITE voting instruction form or WHITE proxy card for the 2023 Annual Meeting. WHITE voting instruction forms and WHITE proxy cards are being solicited on behalf of the Board. OPT’s proxy materials include detailed information about the matters that will be discussed and voted on at the 2023 Annual Meeting and provide updated information about OPT that you should consider in order to make an informed decision when voting your shares. Our Board urges you to vote only on the WHITE voting instruction form or WHITE proxy card, to disregard any materials sent to you by or on behalf of Paragon, and not to sign, return, or vote any voting instruction form or proxy card sent to you by or on behalf of Paragon.

When and where will the 2023 Annual Meeting be held?

The 2023 Annual Meeting is scheduled to be held at 10:00 a.m., Eastern Time, on Wednesday, January 31, 2024 in a virtual only meeting format via live webcast at www.cesonlineservices.com/optt23_vm. You will not be able to attend the 2023 Annual Meeting at a physical location. To attend the 2023 Annual Meeting, you must pre-register at www.cesonlineservices.com/optt23_vm by 10:00 a.m., Eastern Time on January 30, 2024. Attendance at the 2023 Annual Meeting will be limited to stockholders as of the Record Date, their authorized representatives, and guests of OPT. Access to the 2023 Annual Meeting may be granted to others at the discretion of OPT and the chair of the 2023 Annual Meeting.

Please have your WHITE voting instruction form, WHITE proxy card, or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the 2023 Annual Meeting.

Stockholders may log into the meeting platform beginning at 9:30 a.m., Eastern Time, on January 31, 2024. We encourage you to log in prior to the 2023 Annual Meeting’s start time by following the instructions found in the reminder email sent the day before the 2023 Annual Meeting.

If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank, or other nominee in order to vote at the 2023 Annual Meeting. If you need assistance with registration or voting, or have any questions, please contact Morrow Sodali, our proxy solicitor assisting us in connection with the 2023 Annual Meeting.

We will provide stockholders with the opportunity to ask questions. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Instructions for submitting questions and making statements will be posted on the virtual meeting website. The question-and-answer session will be conducted in accordance with certain rules of conduct. The rules of conduct will be available at https://oceanpowertechnologies.com/stockholder-meeting/ prior to the date of the 2023 Annual Meeting and may include certain procedural requirements.

Even if you plan to attend the 2023 Annual Meeting, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed WHITE voting instruction form or WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the 2023 Annual Meeting.

4

What if I experience technical issues with the virtual meeting platform?

We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the 2023 Annual Meeting, please call the technical support number that will be included in the reminder email you will receive the day before the meeting. We encourage you to access the virtual meeting prior to the start time. If you need assistance with registration, voting or have any questions, please contact Morrow Sodali, our proxy solicitor assisting us in connection with the 2023 Annual Meeting.

What is a proxy?

A proxy is your legal designation of another person (your “proxy”) to vote the shares of Common Stock you own at the 2023 Annual Meeting. By completing and returning the proxy card(s), which identify the individuals or trustees authorized to act as your proxy, you are giving each of those individuals the authority to vote your shares of Common Stock as you have instructed. By voting via proxy, each stockholder is able to cast his or her vote without having to attend the 2023 Annual Meeting.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares of Common Stock in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your shares of Common Stock are held by a broker or bank (i.e., in “street name”), you will receive your WHITE proxy card and other voting information directly from your brokerage firm, bank, trust, or other nominee. It is important that you complete, sign, date and return each WHITE proxy card you receive, or vote via the Internet or by telephone as described in the instructions included with your WHITE proxy card(s). You also may receive materials, including a proxy statement and proxy card from Paragon.

Why might I be receiving proxy materials from Paragon?

As further described in the “Background of the Solicitation” section of this Proxy Statement, on August 25, 2023, Paragon, which owns approximately 4.0% of the Common Stock, submitted the Purported Nominating Notice to OPT. The Purported Nominating Notice purported to provide OPT with notice of Paragon’s intent to nominate a majority slate of director candidates for election to our six-member Board at the 2023 Annual Meeting and, thereby, seek control of our Board. OPT has informed Paragon that the Board rejected the Purported Nominating Notice for failing to comply with the OPT Bylaws and, accordingly, any attempt by Paragon at the 2023 Annual Meeting to nominate its purported nominees for election to our Board shall be disregarded. Paragon has sued OPT and its directors in the Delaware Court of Chancery seeking, among other remedies, declaratory and injunctive relief to prevent OPT from continuing to reject the Purported Nominating Notice. On November 28, 2023, the Delaware Court of Chancery held a hearing to determine whether to grant Paragon its requested relief. As of the date of this Proxy Statement, the Court has not issued a ruling with respect to Paragon’s requested relief.

Unless the litigation results in a ruling that prevents OPT from rejecting the Purported Nominating Notice, any director nominations attempted by Paragon will be disregarded, and no proxies or votes in favor of its purported nominees will be recognized or tabulated at the 2023 Annual Meeting. Nonetheless, you may receive proxy solicitation materials from, or on behalf of, Paragon, including an opposition proxy statement and one or more proxy cards.

As Paragon’s nominations will not be recognized as valid nominations under Delaware law unless otherwise so determined by a Delaware court, the WHITE proxy card accompanying this Proxy Statement does not include the names of Paragon’s purported nominees on a “universal proxy card.” However, if the result of the litigation is that the Purported Nominating Notice is valid, then OPT will amend this Proxy Statement and the accompanying WHITE proxy card to reflect those developments and to include the names of the purported dissident nominees on a new WHITE universal proxy card and mail the revised proxy statement and the new WHITE universal proxy card to stockholders. In addition, in this scenario, no proxies or votes received on any non-universal WHITE proxy card previously circulated by OPT will be recognized or tabulated at the 2023 Annual Meeting. Accordingly, if you vote on OPT’s non-universal WHITE proxy card accompanying this Proxy Statement and the result of the litigation is that the Purported Nominating Notice is valid, your votes will not be recognized or tabulated, and you will have to vote again on a universal proxy card for your vote to be counted.

We strongly urge you NOT to sign or return any proxy cards sent by or on behalf of Paragon even if Paragon’s proxy card provides an option to vote for the Board’s nominees. If you have already voted using a proxy card sent to you by Paragon, you can revoke it by (1) executing and delivering the enclosed WHITE proxy card, voting via the Internet using the Internet address on the enclosed WHITE proxy card or voting by telephone using the toll-free number on the enclosed WHITE proxy card or (2) voting electronically at the 2023 Annual Meeting. Only your last-dated proxy submitted will count, and any proxy may be revoked at any time prior to its exercise at the 2023 Annual Meeting.

5

What should I do if I receive a proxy card or other proxy materials from Paragon?

As noted above, OPT has informed Paragon that the Purported Nominating Notice has been rejected by the Board due to its failure to comply with the OPT Bylaws. Unless the result of the litigation is that the Board cannot reject the Purported Nominating Notice, any director nominations made by Paragon will be disregarded, and no proxies or votes in favor of its purported nominees will be recognized or tabulated at the 2023 Annual Meeting. Nonetheless, you may receive proxy solicitation materials from, or on behalf of, Paragon, including an opposition proxy statement and one or more proxy cards.

The Board strongly urges you not to sign or return any proxy card sent to you by Paragon even if Paragon’s proxy card provides an option to vote for the Board’s nominees. If you vote on any proxy card other than the WHITE proxy card provided to you by OPT, you may risk your vote not being counted as a valid vote by proxy card.

If you have any questions or need assistance voting, please contact Morrow Sodali, OPT’s proxy solicitor, at (800) 662-5200 or OPT@investor.MorrowSodali.com.

What matters will be voted on at the 2023 Annual Meeting?

We are aware of five matters that stockholders may vote on at the 2023 Annual Meeting. The following items are each listed on the WHITE proxy card:

1.	The election as directors the six (6) persons named in this Proxy Statement as the Board’s nominees to serve on our Board until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (Proposal 1);

2.	The approval of an amendment to the 2015 Plan to increase the number of shares of Common Stock available for grant under the 2015 Plan from 4,382,036 to 7,282,036 to ensure that adequate shares will be available under the 2015 Plan for future grants and to amend the aggregate number of shares available for incentive awards (Proposal 2);

3.	The ratification, by a non-binding advisory vote, of the adoption of our Tax Benefits Preservation Plan (Proposal 3);

4.	The ratification, by a non-binding advisory vote, of the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024 (Proposal 4); and

5.	The approval, by a non-binding advisory vote, of the compensation of our named executive officers (Proposal 5).

We will also transact such other matters as may properly come before the 2023 Annual Meeting.

6

Could other matters be decided at the 2023 Annual Meeting?

The Board does not intend to present to the 2023 Annual Meeting any business other than the proposals described in this Proxy Statement. Our Board is not aware of any other business to be presented for action at the 2023 Annual Meeting. However, if any other matters properly come before the 2023 Annual Meeting, the individuals named as proxies on the WHITE proxy card, or their duly constituted substitutes acting at the 2023 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Exchange Act.

What are the Board’s voting recommendations?

The Board unanimously recommends that you vote your shares using the WHITE proxy card:

●	“FOR ALL” six (6) of the Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (Proposal 1);

●	“FOR” the approval of an amendment to the 2015 Plan to increase the number of shares of Common Stock available for grant under the 2015 Plan from 4,382,036 to 7,282,036 to ensure that adequate shares will be available under the 2015 Plan for future grants and to amend the aggregate number of shares available for incentive awards (Proposal 2);

●	“FOR” the ratification, by a non-binding advisory vote, of the adoption of our Tax Benefits Preservation Plan (Proposal 3);

●	“FOR” the ratification, by a non-binding advisory vote, of the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024 (Proposal 4); and

●	“FOR” the approval, by a non-binding advisory vote, of the compensation of our named executive officers (Proposal 5).

All shares represented by validly executed WHITE proxy cards received prior to the taking of the vote at the 2023 Annual Meeting will be voted by the designated proxy holders and, where a stockholder specifies by means of the WHITE proxy card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

THE BOARD RECOMMENDS A VOTE “FOR ALL” OF OUR BOARD’S HIGHLY QUALIFIED AND VERY EXPERIENCED NOMINEES LISTED ON THE ENCLOSED WHITE PROXY CARD. If you indicate on your WHITE proxy card, via the Internet or by telephone, that you want to withhold authority to vote for a particular nominee, then your shares will not be voted for that nominee.

We do not expect any additional matters to be presented for action at the 2023 Annual Meeting other than the matters described in this Proxy Statement. However, by either signing, dating, and returning your WHITE proxy card or following the instructions on the enclosed WHITE proxy card to submit your proxy and voting instructions via the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority, to the extent authorized by Rule 14a-4(c) of the Exchange Act, with respect to any other matter that may properly come before the 2023 Annual Meeting. The proxies will vote on any such matter in accordance with their best judgment to the extent authorized by Rule 14a-4(c) of the Exchange Act.

Do I have to attend the 2023 Annual Meeting to vote?

No. If you want to have your vote count at the 2023 Annual Meeting, but not actually attend the meeting, you may vote by granting a proxy or—for beneficial owners (i.e., “street name” stockholders)—by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this via the Internet, by telephone, or by mail.

In the United States, if you are not in possession of your voting proxy or instruction form, please contact your broker or bank for assistance in obtaining a duplicate control number.

7

Do non-U.S. stockholders have to vote a different way?

Yes. Non-U.S. stockholders must contact their custodian bank or broker directly, as non-U.S. banks and brokerage houses do not necessarily forward the proxy materials to stockholders. As we are a Delaware corporation, there is no need for your bank or brokerage house to block your shares. Non-U.S. banks and brokerage houses simply need to certify the number of shares owned by their clients as of the close of business on December 4, 2023, the Record Date. You should contact your bank or brokerage house to confirm the applicable voting deadline.

The proxy materials are available at: https://www.oceanpowertechnologies.com.

How may I obtain a paper copy of the proxy materials?

To receive, free of charge, a separate paper copy of this Proxy Statement or OPT’s 2023 Annual Report, stockholders may write or call our offices at the following address or telephone number:

Ocean Power Technologies, Inc.

Attn: Investor Relations

28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

(609) 730-0400

Beneficial owners (i.e., “street name” stockholders) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information.

What is the Record Date and what does it mean?

Our Board established the close of business on December 4, 2023 as the Record Date for the 2023 Annual Meeting to be held on Wednesday, January 31, 2024. Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the 2023 Annual Meeting.

What is the difference between a “registered stockholder” and a “street name stockholder?”

These terms describe how your shares of Common Stock are held.

If your shares of Common Stock are registered directly in your name with Computershare Trust Company, N.A.—OPT’s transfer agent—you are a stockholder of record (also known as a “registered stockholder”).

If your shares of Common Stock are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a beneficial owner (i.e., a “street name” stockholder). As a beneficial owner, you have the right to instruct the broker, bank, or other nominee on how to vote the shares of Common Stock in your account. Please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares. You are also invited to attend the 2023 Annual Meeting. However, because you are not the stockholder of record, you will not be able to vote the shares of which you are the beneficial owner electronically at the 2023 Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares.

8

How many shares of Common Stock are entitled to vote at the 2023 Annual Meeting?

As of the close of business on November 24, 2023, the most recent practicable date prior to the filing of the definitive form of this Proxy Statement, there were approximately 60,829,914 shares of Common Stock outstanding. OPT intends to amend this Proxy Statement to disclose the number of shares of Common Stock outstanding and entitled to vote at the 2023 Annual Meeting as of the close of business on December 4, 2023, the Record Date. Each share is entitled to one vote on all matters. There is no cumulative voting, and the holders of the Common Stock vote together as a single class. Delaware law does not provide stockholders with any dissenters’ or appraisal rights with respect to the matters to be voted on at the 2023 Annual Meeting.

How many votes must be present to hold the 2023 Annual Meeting?

A majority of the shares of Common Stock entitled to vote at the 2023 Annual Meeting must be represented electronically (given the virtual nature of the 2023 Annual Meeting) or by proxy at the 2023 Annual Meeting to constitute a quorum for the transaction of business. For purposes of determining whether a quorum is present, each share of Common Stock is deemed to entitle the holder to one vote per share.

Your shares will be counted for purposes of determining if there is a quorum if you:

●	Are entitled to vote and are present at the virtual Annual Meeting; or

●	Have properly voted via the Internet, by telephone or by submitting a proxy card or voting instruction form by mail.

Abstentions and broker non-votes (if any) are counted as present for purposes of determining the presence of a quorum at the 2023 Annual Meeting. However, if you receive proxy materials from or on behalf of both OPT and Paragon, then brokers holding shares in your account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the 2023 Annual Meeting. As a result, there would be no broker non-votes by such brokers. If you receive proxy materials from or on behalf of both OPT and Paragon and you do not submit any voting instructions to your broker, bank, or other nominee, then your shares will not be counted in determining the outcome of any of the proposals at the 2023 Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. For additional information regarding broker non-votes, please see “How do abstentions, against votes, broker non-votes, withhold votes and unmarked WHITE proxy cards affect the voting results?” in this Proxy Statement. A properly executed and valid proxy marked “withhold” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the 2023 Annual Meeting.

What vote is required to approve each proposal?

Proposal 1 – Election of Directors. Directors will be elected by a plurality of the votes cast by holders of shares represented by proxy or present at the 2023 Annual Meeting and entitled to vote on the election of directors. Therefore, the six (6) nominees for election as directors who receive the most votes cast by the shares represented by proxy or present at the 2023 Annual Meeting and entitled to vote in the election will be elected at the 2023 Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, that bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. If you do not instruct your bank or broker how to vote with respect to this item, your bank or broker may not vote with respect to the election of directors.

Proposal 2 – Approval of an Amendment to the 2015 Plan. The affirmative vote of the holders of a majority in voting power of the shares of our Common Stock, represented by proxy or present at the 2023 Annual Meeting and voting on the matter, is required to approve the amendment to the 2015 Plan.

Proposal 3 – Ratification of the Tax Benefits Preservation Plan. The affirmative vote of the holders of a majority in voting power of the shares of our Common Stock, represented by proxy or present at the 2023 Annual Meeting and voting on the matter, is required to ratify, on a non-binding advisory basis, the Tax Benefits Preservation Plan. Although our Board will carefully consider the stockholders’ vote as expressed at the 2023 Annual Meeting, because the Board owes fiduciary duties to all stockholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of OPT and all of its stockholders to terminate the Tax Benefits Preservation Plan, and may not rely solely on the stockholders’ vote in making this decision. For additional information regarding the effect of the stockholders’ vote on Proposal 3, please see the section “Ratification of the Section 382 Tax Benefits Preservation Plan - Effect of Stockholder Vote on the Tax Benefits Preservation Plan” in this Proxy Statement.

9

Proposal 4 - Ratification of the Selection of EisnerAmper LLP. The affirmative vote of the holders of a majority in voting power of the shares of our Common Stock, represented by proxy or present at the 2023 Annual Meeting and voting on the matter, is required to ratify, on a non-binding advisory basis, the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024. If the stockholders do not ratify the appointment, the Audit Committee of the Board (the “Audit Committee”) will consider the results and any information submitted by the stockholders in determining whether to retain EisnerAmper LLP as OPT’s independent registered public accounting firm for the fiscal year ending April 30, 2024. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of OPT and its stockholders.

Proposal 5 – Advisory Vote on Our Named Executive Officer Compensation. The affirmative vote of the holders of a majority in voting power of the shares of our Common Stock, represented by proxy or present at the 2023 Annual Meeting and voting on the matter, is required to approve, on a non-binding advisory basis, the executive compensation of our named executive officers (Proposal 5). Although the advisory vote on Proposal 5 is non-binding—as provided by law—the Compensation Committee of our Board (the “Compensation Committee”) will review the results of the vote and take them into account in making its determination concerning executive compensation.

How do abstentions, against votes, broker non-votes, withhold votes, and unmarked proxy cards affect the voting results?

Abstentions and Broker Non-Votes. Abstentions, against votes, and withhold votes, if any, will have no effect on the outcome of Proposal 1. Broker discretionary voting is not permitted on Proposal 1, and broker non-votes, if any, will have no effect on the outcome of Proposal 1.

Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2. Broker discretionary voting is not permitted on Proposal 2.

Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 3. Broker non-votes, if any, will have no effect on the outcome of Proposal 3. Broker discretionary voting is not permitted on Proposal 3.

Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 4. Broker non-votes, if any, will have no effect on the outcome of Proposal 4. Broker discretionary voting will also not be permitted on Proposal 4 if Paragon delivers its proxy materials to your broker, bank, or other nominee on your behalf. If Paragon does not provide you with a proxy card or voting instruction form, your broker, bank, or other nominee will be able to vote your shares with respect to Proposal 4, and broker non-votes will not be applicable.

Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 5. Broker non-votes, if any, will have no effect on the outcome of Proposal 5. Broker discretionary voting is not permitted on Proposal 5.

If you receive proxy materials from or on behalf of both OPT and Paragon, then brokers holding shares in your account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the 2023 Annual Meeting. As a result, there would be no broker non-votes at the 2023 Annual Meeting.

10

Unmarked WHITE Proxy Cards. If you sign and return a WHITE proxy card or otherwise vote as directed herein, but do not mark how your shares are to be voted, the individuals named as proxies therein will vote your shares in accordance with the recommendation of the Board on the five proposals; accordingly, if no direction is made, an unmarked but signed WHITE proxy card will be voted:

●	“FOR ALL” six (6) of the Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (Proposal 1);

●	“FOR” the approval of an amendment to the 2015 Plan to increase the number of shares of our Common Stock available for grant under the 2015 Plan from 4,382,036 to 7,282,036 to ensure that adequate shares will be available under the 2015 Plan for future grants and to amend the aggregate number of shares available for incentive awards (Proposal 2);

●	“FOR” the ratification, by a non-binding advisory vote, of the adoption of our Tax Benefits Preservation Plan (Proposal 3);

●	“FOR” the ratification, by a non-binding advisory vote, of the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024 (Proposal 4); and

●	“FOR” the approval, by a non-binding advisory vote, of the compensation of our named executive officers (Proposal 5).

If any other matters properly come before the 2023 Annual Meeting, the individuals named as proxies therein, or their duly constituted substitutes acting at the 2023 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4 of the Exchange Act.

Where will I be able to find voting results of the 2023 Annual Meeting?

Voting results will be tallied by the inspector of election. A representative from First Coast Results, Inc. will count the votes and serve as the independent inspector of election for the 2023 Annual Meeting. OPT will report the preliminary results in a Current Report on Form 8-K, to be filed with the U.S. Securities and Exchange Commission (“SEC”) within four business days following the 2023 Annual Meeting and will report the final results as soon as practicable following certification by the inspector of election.

How can I vote my shares of Common Stock?

Whether you are a stockholder of record or a beneficial owner holding any of your shares of Common Stock in “street name,” such as in a stock brokerage account with a broker or through a bank or other nominee, you may vote in the following ways:

By Phone:

Vote by dialing the number on the WHITE proxy card or WHITE voting instruction form and following the easy voice prompts.

By Internet;

Follow the instructions included on the WHITE proxy card or WHITE voting instruction form.

At the Virtual 2023 Annual Meeting:

Attend the virtual Annual Meeting and vote your shares electronically during the meeting. If you hold any shares in “street name,” you may not vote at the meeting unless you obtain a legal proxy from the organization that holds your shares.

11

By Mail

If you request printed copies of the proxy materials by mail, you will receive a WHITE proxy card and you may vote the proxy by filling out the WHITE proxy card and returning it in the enclosed postage-paid envelope.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares on the WHITE proxy card TODAY by Internet or mail to ensure that your votes are counted at the 2023 Annual Meeting.

The deadline for voting via the Internet or by telephone will vary depending upon how you vote your shares. Please follow the instructions shown on your WHITE proxy card or WHITE voting instruction form.

If you are not the stockholder of record, please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares on the voting instruction form. Your vote is important. You are also invited to attend the 2023 Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares electronically at the 2023 Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares of Common Stock.

Certain of our stockholders hold their shares in more than one account and may receive separate WHITE proxy cards or WHITE voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the 2023 Annual Meeting, we recommend that you submit every WHITE proxy card or WHITE voting instruction form you receive.

Paragon has notified OPT that Paragon intends to file its own proxy statement with the SEC in connection with the solicitation of proxies from stockholders of OPT. Accordingly, you may receive solicitation materials from Paragon seeking your proxy to vote in favor of Paragon’s purported nominees.

If you do receive any materials other than from OPT, our Board urges you NOT to sign or return any proxy card sent to you by Paragon even if Paragon’s proxy card provides an option to vote for the Board’s nominees. Our Board unanimously recommends a vote FOR ALL of the Board’s nominees by submitting the enclosed WHITE proxy card.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote via the Internet or by telephone?

If you are a stockholder of record, you may revoke your proxy or change your vote prior to the 2023 Annual Meeting by:

●	Voting again via the Internet or by telephone at a later time (but prior to January 31, 2024) ;

●	Signing, dating, and returning a new proxy card or voting instruction form with a later date (but prior to January 31, 2024);

●	Signing, dating, and mailing an instrument revoking the proxy to the attention of the Corporate Secretary, Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831; or

●	Voting electronically at the 2023 Annual Meeting.

If you are a beneficial owner of your shares and you have instructed your bank, broker, or other nominee to vote your shares, you may change your vote prior to the 2023 Annual Meeting by following directions provided by your bank, broker, or other nominee to change such voting instructions. If you hold shares in “street name,” your attendance at the 2023 Annual Meeting will not revoke your voting instructions. In the absence of a revocation, shares represented by proxies will be voted at the 2023 Annual Meeting.

If you have previously signed any proxy card sent to you by Paragon in respect of the 2023 Annual Meeting, you can revoke it by signing, dating, and returning the enclosed WHITE proxy card or by following the instructions provided in the WHITE proxy card for submitting a proxy to vote your shares over the Internet or voting electronically at the 2023 Annual Meeting.

12

How will my proxy be voted?

If you complete, sign, date, and return your WHITE proxy card(s) or vote via the Internet or by telephone, your proxy will be voted in accordance with your instructions. If you are a stockholder of record, and you sign and date your WHITE proxy card(s) but do not indicate how you want to vote, your shares of Common Stock will be voted as our Board unanimously recommends for each of the proposals. If you are a beneficial owner (i.e., a “street name” stockholder), and you sign and date your WHITE proxy card(s) but do not indicate how you want to vote, then the organization that holds your shares of Common Stock may generally vote on “routine” matters (also referred to as “discretionary matters”) but cannot vote on “non-routine” matters (also referred to as “non-discretionary matters”), as determined by applicable SEC and New York Stock Exchange (“NYSE”) rules. Please see “What if my shares of common stock are held in “street name” by my broker?” below.

If you vote, or have previously voted, using a proxy card or voting instruction form sent to you by Paragon, you may change your vote by completing, signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by voting via the Internet or by telephone by following the instructions on the WHITE proxy card or WHITE voting instruction form. Please note that submitting a proxy card sent to you by Paragon will revoke votes you have previously made via OPT’s WHITE proxy card.

Voting on a proxy card or voting instruction form sent to you by Paragon—even to withhold with respect to any of Paragon’s purported nominees—is not the same as voting for our Board’s nominees on the WHITE voting instruction form or WHITE proxy card because a vote to withhold with respect to any of Paragon’s purported nominees on Paragon’s voting instruction form or proxy card will revoke any WHITE voting instruction form or WHITE proxy card you may have previously submitted.

What if my shares of Common Stock are held in “street name” by my broker?

Please be sure to give specific voting instructions to your broker so that your vote can be counted. If you hold your shares of Common Stock in your broker’s name and wish to vote at the 2023 Annual Meeting, you must contact your broker and request a document called a “legal proxy.” You must obtain this legal proxy in order to vote at the 2023 Annual Meeting. Even if you plan to attend the 2023 Annual Meeting, management strongly recommends that you vote your shares prior to attending the meeting.

If you are a beneficial owner of shares held in “street name” and do not provide the organization that holds your shares with specific voting instructions, then the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters, as determined by applicable SEC and NYSE rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the independent inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Each of Proposal 1, Proposal 2, Proposal 3, and Proposal 5 included in this Proxy Statement is considered a non-routine matter, and therefore brokers, banks, and other nominees will not have authority to vote your shares on these proposals if you do not provide them with specific voting instructions.

The approval of the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm (Proposal 4) is considered a “routine” proposal, and brokers have discretion to vote on this matter even if no instructions are received from the “street name” holder. However, to the extent that Paragon provides a proxy card or voting instruction form to stockholders who hold their shares in “street name,” Proposal 4 included in this Proxy Statement will be deemed a non-routine matter, and therefore brokers, banks, and other nominees will not have discretionary authority to vote your shares on such matter.

If, however, Paragon does not provide a proxy card or voting instruction form to stockholders who hold their shares in “street name,” then Proposal 4 would be considered a routine matter, and your broker, bank, or other nominee would be able to vote on those matters if you do not provide them with specific voting instructions. However, in that event, it is possible that a broker may choose not to exercise discretionary authority with respect to Proposal 4. In that case, if you do not instruct your broker how to vote with respect to Proposal 4, your broker may not vote with respect to such proposal.

13

Does OPT have cumulative voting?

No.

Who may attend the 2023 Annual Meeting?

Attendance at the virtual Annual Meeting will be limited to stockholders as of the Record Date, their authorized representatives, and guests of OPT. Access to the 2023 Annual Meeting may be granted to others at the discretion of OPT and the Chair of the 2023 Annual Meeting. To attend the 2023 Annual Meeting, you must pre-register at www.cesonlineservices.com/optt23_vm by 10:00 a.m., Eastern Time on January 30, 2024.

Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank, or other nominee to vote during the 2023 Annual Meeting. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

Even if you plan to attend the 2023 Annual Meeting, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed WHITE voting instruction form or WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the 2023 Annual Meeting.

Is a list of stockholders of record available?

OPT’s list of stockholders as of the Record Date and entitled to vote at the 2023 Annual Meeting will be available for examination by any stockholder, for any purpose germane to the 2023 Annual Meeting, for 10 days prior to the 2023 Annual Meeting during ordinary business hours at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, OPT’s principal place of business.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within OPT or to third parties, except:

●	As necessary to meet applicable legal requirements;

●	To allow for the tabulation and certification of votes; and

●	To facilitate a proxy solicitation.

14

Who is paying the costs of the proxy solicitation?

OPT will bear the cost of the proxy solicitation by OPT and our Board, including amounts paid to banks, brokers, proxy solicitors, and other record owners to reimburse them for their expenses in forwarding solicitation materials regarding the 2023 Annual Meeting to beneficial owners of Common Stock. For additional information regarding the cost of this solicitation, please see the section “Solicitation of Proxies” in this Proxy Statement.

How will proxies be solicited?

The solicitation of proxies will be by mail, with the materials being forwarded to stockholders of record and certain other beneficial owners of Common Stock. Our directors, officers, and regular employees (at no additional compensation) may also solicit proxies from stockholders by personal contact, by telephone, by email, by facsimile transmission, by text messages, through social media platforms, or by other electronic means. Morrow Sodali, a proxy solicitation firm, has been retained by the Board to assist it in soliciting proxies. For additional information regarding how proxies will be solicited, please see the section “Solicitation of Proxies” in this Proxy Statement.

Who should I call if I have questions about the 2023 Annual Meeting?

If you have any questions or require assistance voting, or if you need additional copies of the proxy materials, please contact Morrow Sodali, our proxy solicitation firm, at:

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: OPT@investor.MorrowSodali.com

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting

to Be Held at 10:00 a.m., Eastern Time on Wednesday, January 31, 2024.

The Notice of the 2023 Annual Meeting of Stockholders, this Proxy Statement,

the accompanying WHITE proxy card and our Annual Report on Form 10-K for the fiscal year ended April 30, 2023 are available at

https:// www.oceanpowertechnologies.com

15

BACKGROUND OF THE SOLICITATION

The following is a chronology of the material contacts and events, including those relating to OPT’s engagement with Paragon, leading up to the filing of this Proxy Statement:

●	Beginning in 2020, reflecting the Board’s continuing commitment to recruit new independent and highly qualified directors that have perspectives, insights, experiences, and competencies that expand the depth and breadth of the Board, the Board was substantially refreshed such that five of its six members have joined the Board within the past three years. In 2020, three new directors were added to the Board. In 2021, two new directors were added to the Board. Collectively, the refreshed OPT Board possess a broad and diverse set of skills and experiences critical to OPT’s business and future success, including in the energy, maritime, and government sectors as well as the areas of engineering design, manufacturing, operations, government contracting and procurement, information technology, finance, governance, mergers and acquisitions, capital markets, capital allocation, capital structure, risk management, and strategic planning. All of OPT’s directors bring to the Board executive leadership and/or board experience from their service as executives and/or directors of OPT and/or other entities.

●	In 2021, to execute on OPT’s strategy for driving sustainable value creation by being a leader in innovative, cost-effective, and autonomous low-carbon marine data, power, and consulting service solutions, our recently refreshed Board brought in an entirely new executive management team. On June 21, 2021, OPT appointed Dr. J. Philipp Stratmann, an experienced executive with a proven track record of developing and executing scalable business strategies, as President and Chief Executive Officer. Dr. Stratmann also serves on the Board and, other than Dr. Stratmann, all members of the Board have been determined to be independent for purposes of the NYSE American’s listing standards. On December 13, 2021, OPT further enhanced its management team by appointing Robert Powers as Senior Vice President and Chief Financial Officer. Mr. Powers brought to OPT more than twenty-five years of experience in finance and strategy.

●	On December 15, 2022, Mr. Hesham M. Gad, the Executive Chairman and Chief Executive Officer of Paragon, sent an email to OPT’s Investor Relations email address, stating “My firm is a shareholder of OPT...we own approximately 2%. We are looking forward to the future of company and the direction it is heading. Would like to email Dr. Stratmann with a few questions regarding the business as well as the possibility of providing additional capital to OPT.”

●	On April 14, 2023, Mr. Gad and Dr. Stratmann participated in a telephone call, in which Mr. Gad informed Dr. Stratmann that Paragon was considering sending a letter to the Board.

●	On May 19, 2023, Paragon emailed a letter to OPT and demanded that the Board move quickly to name to our six-member Board each of the three current members of the Paragon Board of Directors: Hesham M. Gad, Jack H. Jacobs, and Samuel S. Weiser. Paragon also indicated it wanted three incumbent OPT directors to resign from the Board (but did not identify any specific directors that it wanted to resign) so the size of the Board would remain at six directors, thus ensuring Paragon could dominate and effectively control the Board. In its letter, Paragon also disclosed that it had first invested in OPT in 2020 and became interested in the business again when OPT brought in a new management team in 2021.

●	On May 22, 2023, OPT responded to Paragon’s May 19, 2023 letter and indicated that Paragon’s letter had been shared with the other members of the Board. In its letter, OPT noted that, once it had the chance to discuss Paragon’s letter with each of the members of the Board, OPT would get back in touch with Paragon.

●	On June 6, 2023, OPT responded again to Paragon’s May 19, 2023 letter and indicated that it had discussed Paragon’s letter with the other members of the Board and that, if Paragon had director candidates that it believed the Board should consider, the Board and its Nominating and Corporate Governance Committee would be receptive to reviewing their backgrounds and qualifications. In that regard, OPT requested that Paragon submit resumes and bios for each such candidate. OPT also enclosed a directors’ questionnaire as well a form of consent to authorize a background check of each of Paragon’s proposed candidates and requested that Paragon have each of the candidates complete and sign both documents. Further, OPT indicated that, once it receives this information, OPT was prepared to move expeditiously to have the Board and its Nominating and Corporate Governance Committee review the credentials and other information with respect to Paragon’s proposed candidates and schedule telephone and/or in person interviews with them.

16

●	On June 8, 2023, Paragon responded to OPT’s June 6, 2023 letter. In its letter, Paragon indicated that it was not willing to have its director candidates participate in any interview or vetting process until OPT agreed to have Paragon’s three directors join the six-member OPT Board. In addition, Paragon indicated it was not willing to have its director candidates complete the questionnaires requested by OPT.

●	On June 9, 2023, the OPT Board adopted the OPT Bylaws which amended and restated OPT’s bylaws as last amended and restated on June 17, 2016.

●	On June 16, 2023, Mr. Gad, Paragon’s Chairman and CEO, sent an email to Mr. Cryan, OPT’s Chairman, and Dr. Stratmann, OPT’s CEO and President, and informed OPT that Paragon was planning a proxy contest against OPT and intended to nominate candidates for election to the Board at the 2023 Annual Meeting. In his email, Paragon’s Chairman and CEO did not specify how many candidates Paragon was intending to nominate or that it intended to seek control of the Board. In his email, Paragon’s Chairman and CEO requested that OPT provide Paragon with copies of the following documents required to be provided by Section 1.10 of Article 1 of the OPT Bylaws: (i) the written questionnaire with respect to the background and qualifications of director candidates, (ii) the written representation and agreement required to be signed by director candidates, and (iii) all guidelines and policies of OPT generally applicable to directors.

●	On June 26, 2023, Nicholas Day, OPT’s General Counsel and Corporate Secretary, responded via email to Mr. Gad’s email of June 16, 2023 and, with his response, attached copies of OPT’s directors’ and officers’ questionnaire and the form of written representations and agreement required to be signed by director candidates. In his email, Mr. Day noted that OPT’s guidelines and policies generally applicable to members of the Board can be found in the investor relations section of OPT’s website and provided Mr. Gad with a link to such website section.

●	On July 6, 2023, Paragon sent a demand letter to OPT requesting the right to inspect OPT’s confidential books and records (the “First Section 220 Books and Record Demand”) pursuant to Section 220 of the Delaware General Corporation Law, as amended (the “DGCL”).

●	On July 7, 2023, Paragon issued an open letter to OPT’s stockholders in which Paragon disclosed therein, for the first time publicly, that it planned to solicit proxies from the stockholders of OPT to elect a slate of nominees to our Board at the 2023 Annual Meeting. In its letter, Paragon did not disclose how many candidates Paragon was intending to nominate or that it intended to seek control of the Board. In its letter, Paragon also touted, among other things, that it had a “plan to fix OPT” and was “supremely confident [it] can execute that plan.” To date, no such “plan to fix OPT” has ever been publicly disclosed by Paragon or shared with OPT, despite OPT asking Paragon multiple times to share such plan.

●	Also on July 7, 2023, Paragon filed with the SEC a voluntary Schedule 13D. In this filing, Paragon disclosed that it beneficially owned only 3.9% of the Common Stock, significantly below the more than 5% ownership threshold that would have caused Paragon to be required to file a Schedule 13D pursuant to Rule 13d-1 of the Exchange Act. Paragon referenced in Item 4 of its Schedule 13D its July 7, 2023 letter to OPT’s stockholders and attached such letter as an exhibit to the Schedule 13D.

●	On July 11, 2023, Paragon issued its second letter to OPT’s stockholders. In its letter, Paragon again touted, among other things, that it had a “plan to fix OPT” and was “supremely confident [it] can execute that plan.”

●	On July 12, 2023, OPT announced financial results for its fiscal fourth quarter and full year ended April 30, 2023. In its earnings press release, OPT highlighted, among other things, that total orders for fiscal year 2023 were $6.3 million, a 250% increase when compared to total orders of $1.8 million for the fiscal year ended April 30, 2022 and that revenues for fiscal year 2023 increased 55.3% to $2.7 million, over fiscal year 2022. OPT also noted in its press release some recent contract wins it had achieved, including contracts with the U.S. Navy and the U.S. Department of Homeland Security.

17

●	On July 14, 2023, Paragon filed with the SEC Amendment No. 1 to its Schedule 13D (“Amendment No.1”) and reported in Item 4 that it had submitted the First Section 220 Books and Records Demand on July 6, 2023. Paragon also disclosed that, if OPT did not fully comply with the First Section 220 Books and Records Demand, Paragon intended to file litigation in the State of Delaware to compel OPT to comply with such demand.

●	Also on July 14, 2023, OPT sent Paragon a letter rejecting the First Section 220 Books and Records Demand. In its letter to Paragon, OPT noted that it believed that the demands made in the First Section 220 Books and Records Demand for access to OPT’s confidential books and records were extraordinarily overbroad, patently inappropriate, unduly burdensome, and devoid of a proper purpose, and, as such, represented an abuse of the Section 220 demand process. Moreover, OPT noted that it did not believe that the First Section 220 Books and Records Demand complied with Section 220’s form and manner requirements.

●	Also on July 17, 2023, Paragon sent a second demand letter to OPT requesting the right to inspect OPT’s confidential books and records (the “Second Section 220 Books and Records Demand”) pursuant to Section 220 of the DGCL.

●	On July 20, 2023, Paragon submitted a written request to OPT for an exemption from our Tax Benefits Preservation Plan so that it could purchase up to 19.9% of the Common Stock without triggering the dilution that would otherwise apply to the holder of 4.9% or more of the Common Stock.

●	On July 24, 2023, OPT sent Paragon a letter rejecting the Second Section 220 Books and Records Demand. In its letter to Paragon, OPT noted that it believed that the demands made in the Second Section 220 Books and Records Demand for access to OPT’s confidential books and records were extraordinarily overbroad, patently inappropriate, unduly burdensome, and devoid of a proper purpose, and, as such, represented an abuse of the Section 220 demand process.

●	On July 27, 2023, Paragon filed a complaint against OPT in the Delaware Court of Chancery to enforce the Second Section 220 Books and Records Demand (the “Section 220 Demand Complaint”).

●	On July 28, 2023, OPT timely filed with the SEC its Annual Report on Form 10-K for the fiscal year ended April 30, 2023 (the “OPT Form 10-K”).

●	On August 14, 2023, OPT filed with the Delaware Court of Chancery its Answer to the Section 220 Demand Complaint. In its Answer, OPT responded to the allegations in the Section 220 Demand Complaint and asserted various defenses, including, among others, that OPT believed that (i) Paragon lacked a proper purpose for seeking the requested inspection of books and records, and (ii) Paragon had an improper purpose for seeking the requested inspection of books and records.

●	Also, on August 25, 2023, Paragon submitted the Purported Nominating Notice to OPT informing OPT of its intention to nominate five (5) persons for election to our six-member Board at the 2023 Annual Meeting. The Purported Nominating Notice was over 1,000 pages in length and incorporated by reference therein numerous attached exhibits, including (i) the press releases, letters to OPT’s stockholders, and SEC filings that Paragon had made relating to OPT, and (ii) periodic reports that Paragon had previously made available to its stockholders.

●	On August 28, 2023, OPT sent a letter to Paragon. In its letter, OPT acknowledged receipt of the Purported Nominating Notice and indicated that it was just beginning its review thereof and, accordingly, was unable to confirm whether the Purported Nominating Notice complied with the OPT Bylaws.

●	Also, on August 28, 2023, Paragon submitted to OPT a demand to inspect and copy OPT’s stockholder list and related records pursuant to Section 220 of the DGCL and the common law of the State of Delaware (the “Paragon Stockholder List Inspection Demand”).

18

●	On August 29, 2023, Paragon submitted a second request to OPT for an exemption from our Tax Benefits Preservation Plan so that it could purchase up to 19.9% of the Common Stock without triggering the dilution that would otherwise apply to the holder of 4.9% or more of the Common Stock.

●	On August 30, 2023, Paragon sent a letter to OPT requesting that OPT appoint an independent inspector of elections in connection with the 2023 Annual Meeting.

●	On September 4, 2023, Paragon sent a letter to OPT indicating that Paragon had not yet received a response from OPT with respect to the Purported Nominating Notice, even though only ten (10) days had elapsed since Paragon had submitted the Purported Nominating Notice. In its letter, Paragon, without citing any authoritative support from the OPT Bylaws or applicable law, asserted that, since OPT had not responded to Paragon within ten (10) days of receiving the Purported Nominating Notice, OPT had waived its rights to assert any deficiencies in the Purported Nominating Notice and that Paragon was “deeming” the Purported Nominating Notice to be accepted. In its letter, Paragon also noted that it had not yet received a decision from OPT with respect to Paragon’s request for an exemption from our Tax Benefits Preservation Plan such that it would be permitted to acquire a controlling stake in OPT without triggering any consequences under such Plan.

●	On September 5, 2023, OPT responded to Paragon’s Stockholder List Inspection Demand and indicated its willingness to provide such stockholder records to Paragon as OPT is required to provide pursuant to Delaware law, provided that Paragon confirm its agreement to various conditions, including the execution of a confidentiality agreement with OPT to safeguard the confidentiality of OPT’s stockholder records.

●	On September 6, 2023, OPT responded to Paragon’s September 4, 2023 letter with respect to the Purported Nominating Notice. In its letter, OPT noted that its advance notice window opened on Wednesday, August 16, 2023, and would not be closing until 5pm ET on Friday, September 15, 2023. OPT also noted its belief that Paragon had deliberately prepared and submitted to OPT the Purported Nominating Notice, which was more than 1,000 pages in length, using an ill-advised “needle-in-the-haystack” approach, intended to impede OPT’s expedited review of the Purported Nominating Notice. Accordingly, OPT advised Paragon that it was engaging in a painstaking review of the Purported Nominating Notice’s voluminous content to assess, among other things, whether there were any deficiencies. OPT further noted that its review of Purported Nominating Notice was continuing and that, at such time, OPT had not determined whether the Purported Nominating Notice had been submitted in accordance with the OPT Bylaws and applicable law and that OPT expressly reserved all rights and defenses that it may have with respect to such matter. OPT also informed Paragon that none of OPT, the Board, or any committee of the Board had made any decision with respect to the Purported Nominating Notice. Commenting on Paragon’s attempt to arbitrarily impose a specific timetable for OPT’s review of the Purported Nominating Notice, and Paragon’s argument that OPT had waived its right to assert any deficiencies in the Purported Nominating Notice and was “deemed” to have accepted the Purported Nominating Notice, OPT noted that such an argument had no basis in the OPT Bylaws or in applicable law. Accordingly, OPT informed Paragon that it strongly rejected its arguments and assertions, including, without limitation, Paragon’s assertions that OPT has waived any rights, objections, or defenses, or that the Purported Nominating Notice had been deemed to be accepted. OPT also noted that its review of Paragon’s request for an exemption from our Tax Benefits Preservation Plan was continuing and advised Paragon that none of OPT, the Board, or any committee of the Board had made any decision with respect to Paragon’s exemption request.

●	On September 8, 2023, OPT sent a letter to Paragon to inform Paragon of various deficiencies in the Purported Nominating Notice that caused OPT to question Paragon’s compliance with the advance notice provisions in the OPT Bylaws. OPT also noted that its review of Purported Nominating Notice was continuing and that, at such time, the Board had not determined whether the Purported Nominating Notice had been submitted in accordance with the OPT Bylaws and applicable law and that OPT expressly reserved all rights and defenses that it may have with respect to such matter.

●	On September 11, 2023, the Board met to consider, together with its tax and legal advisors, Paragon’s request for an exemption from our Tax Benefits Preservation Plan that Paragon submitted to OPT on July 20, 2023 and again on August 29, 2023 so that it could purchase up to 19.9% of the Common Stock without triggering the dilution that would otherwise apply under such Plan to the holder of 4.9% or more of the Common Stock.

19

●	On September 12, 2023, Paragon filed with the SEC Amendment No. 2 to its Schedule 13D (“Amendment No. 2”), its first Schedule 13D Amendment since July 14, 2023. In Amendment No. 2, Paragon publicly disclosed for the first time that it was seeking, through its intended proxy contest, control of the Board and that it had submitted to OPT on August 25, 2023 the Purported Nominating Notice. Paragon also disclosed in Amendment No. 2, the first time in its Schedule 13D, that it is was considering acquiring a controlling stake in OPT and had submitted to OPT a request for an exemption from our Tax Benefits Preservation Plan so it could acquire up to 19.9% of OPT without triggering the dilution that would otherwise occur pursuant to the Plan to a person that, without the Board’s consent, acquirers 4.9% of more of the Common Stock. Further, Paragon disclosed in Amendment No. 2, the first time in its Schedule 13D, that it had brought suit against OPT to enforce the Second Section 220 Books and Records Demand.

●	Also, on September 12, 2023, Paragon sent a letter to OPT, in response to OPT’s letter questioning Paragon’s compliance with the advance notice provisions in the OPT Bylaws. In its letter, Paragon indicated to OPT that such letter should be construed as a Supplement to the Purported Nominating Notice. In its letter, Paragon noted that it was unwilling to have Mr. Gad execute the requested verification under oath.

●	On September 13, 2023, OPT announced financial results for its fiscal first quarter ended July 31, 2023, including year-over-year revenue, gross profit, and pipeline growth. In its earnings press release, OPT highlighted, among other things, that its pipeline at July 31, 2023 was approximately $85 million, representing a 215% year-over-year increase over the pipeline of approximately $27 million for the prior year comparable timeframe and noted that OPT’s pipeline continued to grow, reflecting a significant increase in defense and security activity as well as an expansion of commercial opportunities, due to growing interest from offshore wind companies for autonomous monitoring, surveillance and survey-related services during various stages of the project development cycle. OPT also noted in its press release that, on September 1, 2023, it was awarded a 3-year Indefinite Delivery, Indefinite Quantity (IDIQ) contract with a total contract value up to $10 million (not included in the pipeline figure noted above) from the U.S. Department of Commerce’s National Oceanic and Atmospheric Administration (NOAA).

●	Also, on September 13, 2023, OPT filed with the SEC a Form 8-K in response to the Schedule 13D/A filing made by Paragon on September 12, 2023. In this Form 8-K, OPT confirmed receipt of the Purported Nominating Notice. OPT also publicly disclosed that its review of the Purported Nominating Notice was ongoing and that, accordingly, at such time, OPT had not decided to accept or reject the Purported Nominating Notice.

●	On September 14, 2023, OPT responded to Paragon’s September 12, 2023 letter and informed Paragon that, having reviewed Paragon’s letter, OPT did not believe that Paragon had addressed OPT’s concerns that the Purported Nominating Notice was deficient and may not comply with the OPT Bylaws. OPT also requested that Mr. Gad, acting in his capacity as Chairman and CEO of Paragon, verify, under oath, among other things, the truthfulness of all information included, and all assertions and other statements made by Paragon, in the Purported Nominating Notice, including those incorporated by reference from Paragon’s letters to OPT’s stockholders, press releases, and SEC filings. OPT again noted that no decision had been made regarding the Purported Nominating Notice.

●	On September 15, 2023, Paragon sent a letter to OPT responding to OPT’s letter dated September 14, 2023, and indicated that such letter should be construed as a Supplement to the Purported Nominating Notice. In its letter, Paragon refused OPT’s request to verify, under oath, among other things, that all information included in the Purported Nominating Notice (and all assertions and other statements made by Paragon), including those incorporated by reference therein from Paragon’s letters to OPT’s stockholders, press releases, and SEC filings, are true and correct and that OPT was entitled to rely on such verification. Instead, Paragon returned a revised, and much more limited, verification that was not made under oath and that deleted the provision that indicated that OPT was entitled to rely on the verification.

●	On October 4, 2023, the Delaware Court of Chancery held a trial with respect to the Section 220 Demand Complaint.

20

●	On October 4, 2023, the Board’s Nominating and Corporate Governance Committee met to consider the Purported Nominating Notice.

●	On October 6, 2023, the Delaware Court of Chancery informed OPT and Paragon that a ruling with respect to the Section 220 Demand Complaint would be delivered on October 20, 2023.

●	On October 9, 2023, Paragon initiated litigation in the Delaware Court of Chancery against OPT and the members of the Board alleging claims for breach of fiduciary duty and seeking declaratory and injunctive relief, including an injunction to prevent OPT from rejecting the Purported Nominating Notice and requiring OPT to approve Paragon’s request for an exemption from our Tax Benefits Preservation Plan so that Paragon could purchase up to 19.9% of the Common Stock without triggering the dilution that would otherwise apply to the holder of 4.9% or more of the Common Stock.

●	On October 10, 2023, Paragon’s counsel emailed OPT’s General Counsel in connection with Paragon’s Stockholder List Inspection Demand. In its letter, Paragon’s counsel requested more specificity as to the documents that OPT was prepared to make available to Paragon, requested documentary support for the expense reimbursement sought by OPT, and indicated that Paragon and the other intended recipients of the stockholder records were not prepared to sign the form of confidentiality agreement that had been included with OPT’s September 5, 2023 letter responding to the Stockholder List Inspection Demand.

●	On October 11, 2023, the Board, at its regularly scheduled quarterly meeting, determined, following consultation with its legal advisors, that Paragon had failed to submit to OPT a proper and timely advance notice of nominations in accordance with the OPT Bylaws.

●	Also on October 11, 2023, the Board, at its regularly scheduled quarterly meeting, following consultation with its tax and legal advisors, completed its review of Paragon’s request for an exemption from our Tax Benefits Preservation Plan that Paragon submitted to OPT on July 20, 2023 and again on August 29, 2023 so that it could purchase up to 19.9% of the Common Stock without triggering the dilution that would otherwise apply under such Plan to the holder of 4.9% or more of the Common Stock. Based upon such review, and in accordance with Section 27 of the Tax Benefits Preservation Plan, the Board determined not to approve Paragon’s exemption request.

●	On October 12, 2023, OPT sent a letter to Paragon. In its letter, OPT informed Paragon that the Board had determined, following consultation with its legal advisors, that Paragon had failed to submit to OPT a proper and timely advance notice of nominations in accordance with the OPT Bylaws and, accordingly, in accordance with the OPT Bylaws, any attempt by Paragon at the 2023 Annual Meeting to nominate persons for election to the Board would be disregarded.

●	Also on October 12, 2023, OPT sent Paragon a letter with respect to the request for an exemption from OPT’s Section 382 Tax Benefits Preservation Plan. In its letter, OPT notified Paragon that it had completed its review of Paragon’s exemption request following consultation with its tax and legal advisors and that, based upon such review, and in accordance with Section 27 of the Tax Benefits Preservation Plan, the Board had determined not to approve Paragon’s exemption request.

●	On October 18, 2023, responding to the litigation that Paragon had initiated in the Delaware Court of Chancery on October 9, 2023, OPT filed its answer and various counterclaims against Paragon.

●	Also on October 18, 2023, OPT sent a letter to Paragon’s counsel responding to his October 10, 2023 email. In OPT’s letter, it indicated that it was prepared to produce all the stockholder records it then had in its possession, which included the following: (i) a registered holder list as of October 18, 2022, (ii) a NOBO list as of October 18, 2022, and (iii) a CEDE breakdown as of October 18, 2022, and (iv) a registered holder list as of July 21, 2023. OPT indicated that, since it would not be incurring any additional out-of-pocket costs to make such records available to Paragon, it would not seek any expense payment related to making those records available to Paragon.

21

●	On October 20, 2023, in connection with the litigation that Paragon filed against OPT in the Delaware Court of Chancery on July 27, 2023 to enforce the Second Section 220 Books and Records Demand, a Magistrate of the Delaware Court of Chancery issued a telephonic report regarding the matter indicating that Paragon had asserted a proper purpose for its inspection demand. As noted below, OPT is currently taking exceptions to the Magistrate’s report through the filing of a Notice of Exceptions with the Delaware Court of Chancery.

●	Also on October 20, 2023, the Board fixed the close of business on December 4, 2023 as the record date for determining stockholders entitled to notice of, and to vote at, the 2023 Annual Meeting.

●	On October 24, 2023, Paragon’s counsel emailed OPT’s Delaware counsel in connection with the Paragon Stockholder List Demand and requested a number of revisions to the draft confidentiality agreement that OPT had provided to Paragon on September 5, 2023.

●	On October 25, 2023, OPT filed a Notice of Exceptions with the Delaware Court of Chancery to take exceptions to the report of the Magistrate issued on October 20, 2023 with respect to the Second Section 220 Books and Record Demand. In its Notice of Exceptions, OPT detailed the areas of the Magistrate’s report that OPT took exception to, including, but not limited to: (i) the report’s conclusion that Paragon had stated a proper purpose for its books and records demand; (ii) the report’s conclusion that the primary purpose motivating Paragon’s demand was Paragon’s stated purpose; (iii) the report’s conclusion that Paragon’s stated purpose for its demand was not pretextual and that Paragon did not have improper ulterior motives; and (iv) the report’s conclusion as to the scope of inspection to be permitted pursuant to Paragon’s demand.

●	Also on October 25, 2023, OPT filed a Form 8-K with the SEC to publicly disclose that, while as of such date the Board had not yet scheduled the 2023 Annual Meeting, OPT did not expect to schedule the 2023 Annual Meeting to take place on a date that is earlier than January 24, 2024. OPT also disclosed that the Board had fixed the close of business of December 4, 2023 as the record date for determining stockholders entitled to notice of, and to vote at, the 2023 Annual Meeting.

●	Also on October 25, 2023, OPT’s Delaware counsel emailed Paragon’s counsel a revised form of confidentiality agreement to govern the confidentiality of the stockholder records that OPT would be producing in response to the Paragon Stockholder List Demand.

●	On October 26, 2023, Paragon executed a confidentiality agreement governing the confidentiality of the stockholder records that OPT would be producing in response to the Paragon Stockholder List Demand. Later that day, OPT’s Delaware counsel emailed Paragon’s counsel (i) a registered holder list as of October 18, 2022, (ii) a NOBO list as of October 18, 2022, and (iii) a CEDE breakdown as of October 18, 2022, and (iv) a registered holder list as of July 21, 2023.

●	On October 31, 2023, Paragon sent OPT a letter purporting to be a supplement to the Purported Nominating Notice, and purporting to correct the numerous deficiencies in the Purported Nominating Notice, even though the Purported Nominating Notice had already been rejected by the Board due to Paragon’s failure to submit a proper and timely notice in compliance with the OPT Bylaws prior to September 15, 2023, the deadline for the submission of an advance notice of nominations.

22

●	On November 1, 2023, OPT issued a press release to announce that Former Senior Pentagon Official and Retired U.S. Navy Rear Admiral Victorino “Vic” G. Mercado had been retained to serve as a special advisor and consultant to the Board. In its press release, OPT noted that Admiral Victorino’s deep security, strategy, and operational experience from his more than 35-year career in the U.S. Navy and service at the U.S. Department of Defense would be invaluable as OPT builds on its momentum in providing intelligent maritime solutions to the U.S. Government and defense and security sectors, and carefully navigates the challenges of securing access to and protecting highly sensitive and confidential information.

●	On November 3, 2023, in further response to the Paragon Stockholder List Demand, OPT’s Delaware counsel emailed Paragon’s counsel (i) a registered stockholder list as of November 2, 2023, and (ii) a CEDE breakdown as of November 2, 2023.

●	On November 6, 2023, the Board determined, in consultation with its legal advisors, that Paragon’s letter of October 31, 2023 was not timely and was not effective to cause the Purported Nominations Notice, which was previously rejected by the Board as not being timely and proper, to be timely and proper.

●	On November 7, 2023, OPT responded to Paragon’s letter of October 31, 2023 and informed Paragon that its letter of October 31, 2023 was not timely and was not effective to cause the Purported Nominations Notice, which was previously rejected by the Board as not being timely and proper, to be timely and proper.

●	Also on November 7, 2023, OPT filed a Form 8-K with the SEC to publicly disclose that the Board had scheduled the 2023 Annual Meeting to be held on January 31, 2024.

●	On November 13, 2023, Paragon sent a letter to OPT. In its letter, Paragon informed OPT that Robert J. Tannor, who had been included in the Purported Nominating Notice as one of Paragon’s five (5) purported nominees for election to the Board, had withdrawn as a purported nominee, but that it remained Paragon’s intent to seek the election of its remaining four (4) purported nominees for election to the Board at the 2023 Annual Meeting. In its letter to OPT, Paragon did not disclose a reason why Mr. Tannor had withdrawn as a purported nominee.

●	On November 14, 2023, OPT issued a press release to announce several milestones and initiatives it believes will enhance stockholder value, including that (i) OPT is divesting its non-core strategic consulting team; (ii) with its research and development phase substantially completed, OPT now expects to achieve profitability in calendar year 2025; and (iii) OPT had appointed Matthew Burdyny to the newly created role of Chief Commercial Officer to drive commercialization efforts that will support OPT’s financial goals.

●	On November 16, 2023, OPT filed with the SEC the preliminary form of this Proxy Statement and preliminary form of Proxy Card.

●	On November 28, 2023, the Delaware Court of Chancery held a preliminary injunction hearing in connection with the lawsuit Paragon filed on October 9, 2023 against OPT and the members of the Board. As of the date of this Proxy Statement, the Court has not issued a ruling with respect to Paragon’s requested relief.

●	Also on November 28, 2023, OPT filed with the SEC the definitive form of this Proxy Statement and definitive form of Proxy Card.

OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE PROXY CARD “FOR ALL” OF OUR BOARD’S HIGHLY QUALIFIED AND VERY EXPERIENCED DIRECTOR NOMINEES (TERENCE J. CRYAN, J. PHILIPP STRATMANN, CLYDE W. HEWLETT, NATALIE LORENZ-ANDERSON, DIANA G. PURCEL, AND PETER E. SLAIBY), TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF PARAGON, AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF PARAGON.

23

PROPOSAL ONE

ELECTION OF DIRECTORS

The size of our Board is currently set at six (6) directors. Each of our directors is elected annually and serve until the next Annual Meeting of Stockholders or until each director’s respective earlier resignation, removal from office, death, or incapacity.

At the 2023 Annual Meeting, six (6) directors are to be elected to the Board. Our Board is pleased to nominate for election as directors the following six (6) director nominees: Terence J. Cryan, J. Philipp Stratmann, Clyde W. Hewlett, Natalie Lorenz-Anderson, Diana G. Purcel, and Peter E. Slaiby. All of the Board’s nominees are incumbent directors. In selecting the director nominees that we are proposing for election, our Board has focused on selecting experienced board candidates who will work together constructively with a focus on operational excellence, financial strength, and the growth of stockholder value. Other than Dr. Stratmann who currently serves as OPT’s President and Chief Executive Officer, all of our Board’s director nominees are independent. Our Board has been recently refreshed, and five of our Board’s six (6) director nominees first joined our Board within the past three (3) years.

We believe our Board’s six (6) director nominees, all of whom currently serve as members of the Board, have the integrity, knowledge, breadth of relevant and diverse experience, and commitment necessary to navigate our company through the complex and dynamic business environment in which we operate. Each of our six (6) director nominees was recommended by our Board’s Nominating and Corporate Governance Committee, which unanimously approved their nomination. Our Board’s recommendations are based on its carefully considered judgment that the experience, record, and qualifications of each of its nominees make them the best candidates to serve on the Board.

All of our Board’s six (6) director nominees bring to our Board executive leadership experience from their service as executives and/or directors of OPT and/or other entities. Collectively, our nominees possess a broad and diverse set of skills and experiences, including in the energy, maritime, marine data acquisition, and government sectors as well as the areas of engineering design, manufacturing, operations, government contracting and procurement, information technology, finance, governance, international operations, investor relations, cybersecurity, mergers and acquisitions, capital markets, capital allocation, capital structure, risk management, and strategic planning.

Unless otherwise specified, if you sign and return the enclosed WHITE proxy card, it will be voted “FOR ALL” six (6) of our Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal: Terence J. Cryan, J. Philipp Stratmann, Clyde W. Hewlett, Natalie Lorenz-Anderson, Diana G. Purcel, and Peter E. Slaiby.

Each of the nominees recommended by our Board has consented to serving as nominees for election to our Board, to being named as a nominee of the Board in a proxy statement, and to serving as a member of the Board if elected by OPT’s stockholders.

As of the date of this Proxy Statement, our Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected as a director. However, if, before the election, any of the Board’s nominees is unable to serve or for good cause will not serve if elected (a situation that we do not anticipate), the Board’s proxy holders will vote the proxies for the remaining nominees and for substitute nominees chosen by the Board (unless the Board reduces the number of directors to be elected). If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies each substitute nominee, discloses that such nominee has consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominee required by the applicable rules of the SEC.

Our Board recommends using the enclosed WHITE proxy card to vote “FOR ALL” six (6) of the Board’s nominees for director. Paragon has notified OPT that it intends to seek your proxy to vote in favor of Paragon’s purported nominees. Accordingly, you may receive solicitation materials from Paragon seeking your proxy to vote in favor of Paragon’s purported nominees.

OPT has provided you with the enclosed WHITE proxy card. Our Board unanimously recommends that you vote “FOR ALL” six (6) of the Board’s highly qualified and very experienced nominees. If you receive any proxy materials other than from OPT, our Board strongly recommends that you DISREGARD any such materials. If you vote, or have already voted, using a proxy card sent to you by Paragon, you have every right to change your vote and we urge you to revoke that proxy by voting “FOR ALL” six (6) of our Board’s nominees by submitting the enclosed WHITE proxy card. Only your latest dated vote will be counted.

24

OUR BOARD’S NOMINEES FOR ELECTION AS DIRECTORS

Below is biographical information concerning our Board’s nominees, including information regarding the person’s service as a director, business experience, educational background, director positions held currently or at any time during the last five (5) years, and the experiences, qualifications, attributes, and skills that caused the Board’s Nominating and Corporate Governance Committee and our Board to determine that the person should serve as a director of OPT, given our business and structure.

In addition to the information set forth below, Annex A sets forth information relating to our directors, nominees to be elected as directors, and certain of our officers who may be considered “participants” in our solicitation under applicable SEC rules by reason of their position as directors of OPT, as nominees to be elected as directors, or because they may be soliciting proxies on our behalf.

Name	Age	Position(s) with the Company	Served as Director From
Terence J. Cryan	61	Chairman of the Board and Independent Director	2012
Philipp Stratmann	44	President, Chief Executive Officer, and Director	2021
Clyde W. Hewlett	69	Independent Director	2020
Diana G. Purcel	57	Independent Director	2020
Peter E. Slaiby	65	Independent Director	2020
Natalie Lorenz-Anderson	60	Independent Director	2021

25

CANDIDATE (AGE)		KEY EXPERIENCE		ADDITIONAL QUALIFICATIONS

Terence J. Cryan, Chairman (61)[1]	●	Company Turnarounds: Successfully enacted strategic pivots as CEO hired specifically to turn around three companies, two of which were public	●	Ocean Power Technologies director since 2012, Chairman of the Board since 2014
	●	Corporate Governance: Held management accountable to shareholders while serving on seven public company boards since 2006, and as chairman of two	●	Managing Director of MACCO Restructuring Group, LLC (provider of interim leadership and advice to middle-market firms facing operational or financial risk)
●

Energy/Natural Resources Finance, M&A: 20 years in energy and natural resource investment banking, 12 years in energy and natural resource private equity, $6 billion+ in financing raises and transactions over career

			●	Chairman of the Board of Westwater Resources, Inc. (explorer and developer of US-based mineral resources essential to clean energy production)
			●	National Association of Corporate Directors Board Leadership Fellow
			●	Winner of the M&A Advisor’s 2022 Turnround of the Year Award
			●	Master of Science in Economics from The London School of Economics, Bachelor of Arts from Tufts University

Philipp Stratmann, CEO (44)[2]	●	Executive Leadership/Business Development: Approximately ten years of progressively more senior leadership roles in business and corporate development functions for suppliers to marine energy producers	●	Ocean Power Technologies director since 2021
	●	Defense/Engineering: Four years at VT Shipbuilding (currently BAE Systems Surface Fleet Solutions); leadership experience of managing company through U.S. Department of Defense’s Cybersecurity Maturity Model Certification for products	●	President and CEO of Ocean Power Technologies since 2021
			●	Prior roles include Vice President, Biofuels for Velocys and General Manager, Global Development and West Africa for InterMoor (an Acteon Company), as well as positions at E&Y, PRTM and VT Group
			●	National Association of Corporate Directors’ CERT Certificate in Cybersecurity Oversight
			●	Engineering Doctorate, Master of Engineering (Ship Science) from the United Kingdom’s University of Southampton

Diana G. Purcel, MBA, CPA (inactive), NACD.DC(57)[3]	●	Finance, Strategy, M&A, Enterprise Risk Management: 24 years as CFO at three public companies and one pre-IPO company	●	Ocean Power Technologies director since 2020, Chair of the Audit Committee, member of the Compensation Committee and member of the Nominating & Corporate Governance Committee since 2020
	●	Qualified Audit Committee Financial Expert
	●	Corporate Governance: Serves on two public company boards; was corporate secretary for two public companies, refreshed Ocean Power Technologies’ governance upon joining the board, implemented governance best practices as previous employer prepared for IPO	●	Director and Audit Committee Chair of PetMed Express, an online pet pharmacy and retailer in the pet health space that is executing a digital transformation
	●	Audit: Certified public accountant (inactive), five years at Arthur Andersen & Co., quarterly communication with Ocean Power Technologies auditors and internal control personnel	●	National Association of Corporate Directors’ Director Certification
			●	Master of Business Administration from University of St. Thomas, Bachelor of Science in Management (Accounting) from Tulane University

[1]	Terence J. Cryan has been CEO of Medical Acoustics, Inc.; Williams Industrial Services Group, Inc.; and Uranium Resources, Inc. In addition to Ocean Power Technologies and Westwater Resources, Mr. Cryan served on the boards of directors of Uranium Resources, Inc. from 2006 to 2016 (as Chairman of the Board from 2014 to 2016); Global Power Equipment Group Inc. from 2008 to 2017; Superior Drilling Products, Inc. from May 2014 to 2016; Gryphon Gold Corporation from 2009 to 2012; The Providence Service Corporation from 2009 to 2011; and ModivCare Inc. from 2009 to 2011. Prior to joining MACCO Restructuring Group in 2020, Mr. Cryan was at various points Managing Director of Concert Energy Partners (an energy industry focused investment and private equity firm that he co-founded in 2001), Senior Managing Director in the Investment Banking Division at Bear Stearns, Head of the Energy and Natural Resources Group at Paine Webber, and an investment banker at Kidder, Peabody.

[2]	Philipp Stratmann was Ocean Power Technologies’ Vice President – Global Business Development from 2019 to his appointment as CEO. Dr. Stratmann is a naturalized US citizen.

[3]	Diana G. Purcel was CFO of iMedia Brands from 2018 to 2019, Cooper’s Hawk Winery & Restaurants from 2014 to 2017, BBQ Holdings, Inc. (fka Famous Dave’s of America) from 2003 to 2014, and Paper Warehouse from 1999 to 2003. Ms. Purcel was the corporate secretary for BBQ Holdings, Inc. and Paper Warehouse, Inc.

26

CANDIDATE (AGE)		KEY EXPERIENCE		ADDITIONAL QUALIFICATIONS

Clyde W. Hewlett (69)[4]	●	Operations: 41 years in engineering for marine energy applications, culminating in four years as Chief Operating Officer at Oceaneering International, a provider of engineered services and products to the marine energy industry	●	Ocean Power Technologies director since 2020, Chair of the Health and Safety Committee since 2021
	●	Health & Safety: Developed behavior-based safety policies to ensure customers’ safety requirements are met, essential to winning and retaining business from mature marine companies and government agencies	●	Author of three papers that were presented at the Offshore Technology Conference (the premier conference focused on the advancement of technology for the offshore industry)
	●	Manufacturing: Developed and implemented industry-leading practices for manufacturing quality and operational excellence, critical to improving first pass yield, minimizing waste and increasing marine operational efficiency
			●	Bachelor of Science, Mechanical Engineering from Memorial University of Newfoundland, Canada
			●	Select course work at Rice and Harvard Universities in Accounting, Finance, and International Business

Peter E. Slaiby (65)	●	International Energy Business: More than 37 years at Shell focused on performance turnarounds, field development and operations, and decommissioning in Syria, Brazil, Cameroon, the United Kingdom, Brunei, Alaska and the Gulf of Mexico	●	Ocean Power Technologies Director since 2020, Chair of the Environmental and Sustainability Committee since 2021
	●	Executive Management: Roles of increasing seniority at Shell, including as Vice President, Alaska, and Vice President, Decommissioning and Restoration and various start-ups post Shell	●	Managing Partner of Floris Energy LLC (business improvement consultant for oil and gas development and operations)
			●	Managing Director Quartz Energy Partners – Upstream
			●	Bachelor of Engineering (Mechanical Engineering) from Vanderbilt University and INSEAD International Directors Program

Natalie Lorenz-Anderson (60)	●	Government Contracting/Information Technology: Over 38 years contracting with government entities regarding various technology fields, including 33 years working at Booz Allen Hamilton on cybersecurity and network engineering policy, design, development and operations in roles including Partner, Senior Vice President, Program Manager, and Chief Scientist	●	Ocean Power Technologies director since 2021 and NACD –Director Certified
			●	Vice President for Operations and Special Projects of 247Solar Inc (provider of modular thermal solar energy and overnight storage systems)
	●	Defense: Previous TS/SCI clearance plus compartments (currently inactive)	●	Past Chair, current Member of the Executive Committee for AFCEA International
			●	Member of the MIT Visiting Committee for the Institute of Data, Systems and Society (data science, artificial intelligence and machine learning advances)
			●	Master of Science (Electrical Engineering) from John Hopkins University, Bachelor of Science (Electrical Engineering) from MIT

[4]	Clyde W. Hewlett worked at Oceaneering International, Inc. from 1988 to 2019; prior to that, Mr. Hewlett worked with Vetco Gray, Inc., Hughes Marine, CanOcean Resources, Ltd., and, beginning in 1978, with Esso Canada. Mr. Hewlett’s papers for the Offshore Technology Conference were 1) Multi-Service Vessel Well Intervention With New SILS, 2) Design, Conversion and Installation of an FPSO Vessel for Zafiro Field, and 3) Petrojarl I – Subsea Systems Installation Experience.

27

As part of our governance practices, the Nominating and Corporate Governance Committee identified the set of skills, knowledge, capabilities, and experiences desired to oversee OPT’s strategy, manage risk, and meet the organization’s current and future challenges. As part of this process, we applied those desired attributes to our slate of independent director candidates. The following skill matrix summarizes those results:

SKILLS, EXPERIENCE & ATTRIBUTES	Cryan	Purcel	Hewlett	Slaiby	Lorenz-Anderson

Business Strategy & Operations	✓	✓	✓	✓	✓
Accounting & Financial	✓	✓
Global Business / International Operations	✓		✓	✓
Public Company	✓	✓	✓	✓	✓
Additional Public Boards	✓	✓
C-Suite / Management Experience	✓	✓	✓	✓	✓
Mergers & Acquisitions	✓	✓	✓	✓
Corporate Governance	✓	✓		✓
Industry Experience	✓		✓	✓	✓
Technology / Cyber		✓			✓
Risk Management	✓	✓	✓	✓	✓
Quality, Health & Safety	✓		✓	✓
Environmental & Sustainability	✓			✓	✓
Commercial Sales / Marketing	✓		✓		✓
Compensation / HR	✓	✓			✓
Government Contracting			✓	✓	✓
Ethnic, Gender, National Origin or Other Diversity		✓			✓

Executive Officers

We have three executive officers who are not directors:

Name	Age	Position(s) with the Company
Robert Powers	52	Senior Vice President & Chief Financial Officer
Joseph DiPietro	57	Principal Accounting Officer, Corporate Controller, & Treasurer
Matthew Burdyny	40	Chief Commercial Officer

Robert Powers (Senior Vice President & Chief Financial Officer)

●	Mr. Powers joined OPT in December 2021 as Senior Vice President & Chief Financial Officer.

●	Prior Experience: Mr. Powers has more than 25 years of experience providing domestic and international leadership to entrepreneurial, privately owned, and founder-led companies, as well as SEC registrants and private equity backed companies. Prior to joining OPT, Bob was Chief Financial Officer of Constellation Advisors, a private equity-owned provider of outsourced back-office operations and compliance services. He has held financial leadership roles with Sterling Talent Solutions, Wood Group PPS – a division of Wood Group, GTE, SABIC Innovative Plastics, and Plug Power. He has also provided financial consulting services to various companies. Bob began his career at PricewaterhouseCoopers, LLP.

●	Licenses and Certifications: Certified Public Accountant.

●	Educational Background: Mr. Powers received a Bachelor of Science in Accounting degree from Fordham University and an MBA in Business Administration from Rensselaer Polytechnic Institute.

28

Joseph DiPietro (Principal Accounting Officer, Corporate Controller, and Treasurer)

●	Mr. DiPietro has served as OPT’s Controller since August 2021 and was appointed to the additional positions of OPT’s Treasurer and Principal Accounting Officer in September 2021.

●	Prior Experience: Prior to joining OPT, Mr. DiPietro spent the prior five years as Vice President - Finance and Corporate Controller of Myos Corp. In addition, he also served in various finance roles at Juno Online, Audible, Celgene, Pfizer, and Zoetis.

●	Licenses and Certifications: Certified Public Accountant.

●	Educational Background: Mr. DiPietro holds a Bachelor of Science in Finance degree from St. John’s University.

Matthew Burdyny (Chief Commercial Officer)

●	Mr. Burdyny has served as OPT’s Chief Commercial Officer since November 9, 2023 He previously served as OPT’s Vice President, Global Sales & Marketing since March 2022.

●	Prior Experience: Prior to working with OPT, Mr. Burdyny spent thirteen years with Teledyne Marine, a segment of Teledyne Technologies, bringing strong experience in sales, business development, marketing, and product development. Most recently Mr. Burdyny was Vice President, Strategy & Business Development at Teledyne Marine, a group of leading-edge undersea technology companies, where he drove segment growth, defining key market opportunities and acquisitions, while leading a sales organization.

●	Educational Background: Mr. Burdyny received a Bachelor of Mechanical Engineering degree from University of Victoria and a Master’s degree in Management from Harvard University.

29

Director Compensation

The Nominating and Corporate Governance Committee oversees, reviews, and reports to the Board on director compensation and is assisted in performing its duties by NFP Compensation Consulting (“NFP”), the Compensation Committee’s independent compensation consultant.

NFP’s recent review in November 2023, consisting of an analysis of competitive market data for each board role from a selected peer group of companies approved by the Compensation Committee, confirmed that OPT’s director compensation remains below the market 50th percentile.

For Board service year 2023, our Board approved, for each non-employee director, an annual payment of $70,000 and restricted shares of the Common Stock equal in value to $75,000. Each non-employee director also receives a per annum supplement ranging from $8,000 to $30,000 for each committee that they belong to or chair. In addition, the Chairman of the Board annually receives an additional $75,000.

We reimburse each non-employee director for out-of-pocket expenses incurred in connection with attending our Board and Board committee meetings. Compensation for our directors, including cash and equity compensation, is determined, and remains subject to adjustment, by the Nominating and Corporate Governance Committee of our Board.

The following table summarizes compensation paid to each of our non-employee directors who served during fiscal year 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Terence J. Cryan	$202,000	$75,000	$—	$277,000
Clyde W. Hewlett	$90,000	$75,000	$—	$165,000
Diana G. Purcel	$116,000	$75,000	$—	$191,000
Peter E. Slaiby	$110,000	$75,000	$—	$185,000
Natalie Lorenz-Anderson	$78,000	$75,000	$—	$153,000

The following table summarizes stock grants during fiscal year 2023.

Name	Stock Awards (1)	Option Awards	Total
Terence J. Cryan	110,294	—	110,294
Clyde W. Hewlett	110,294	—	110,294
Diana G. Purcel	110,294	—	110,294
Peter E. Slaiby	110,294	—	110,294
Natalie Lorenz-Anderson	110,294	—	110,294

(1)	During fiscal year 2023, each non-executive Board member was granted 110,294 restricted stock units for Board service.

30

Corporate Governance

Our Board believes that good corporate governance is important to ensure that OPT is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that our Board has adopted. In addition, the Compensation Clawback Policy adopted by our Board is described below under “Executive Compensation.” Complete copies of our corporate governance guidelines, committee charters, and code of business conduct and ethics are available on the corporate governance section of our website, www.oceanpowertechnologies.com. Alternatively, you can request a copy of any of these documents by writing to our Secretary at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

31

Board Diversity

Our Board believes in the power of diversity to drive innovation, foster creativity, and enhance the overall strength of our organization. We are committed to creating an inclusive and welcoming environment that embraces the unique perspectives, backgrounds, and talents of every individual. Our commitment to diversity extends beyond mere representation; it is about creating a culture of respect, equity, and inclusion. We recognize that a diverse board of directors leads to better decision-making, increased innovation, and ultimately, better outcomes for our organization and the communities we serve.

In striving for diversity, we are dedicated to:

Inclusive Leadership: We actively seek and value diverse perspectives at all levels of leadership within our organization, including our board of directors. We believe that a range of voices and experiences enhances our ability to navigate the complexities of our industry.

Equitable Opportunities: We are committed to providing equal opportunities for all individuals, regardless of race, ethnicity, gender, age, sexual orientation, disability, or other characteristics. Our selection processes and decision-making reflect this commitment to fairness.

Education and Awareness: We will foster a culture of continuous learning and awareness around diversity and inclusion. This includes educating our board members, employees, and stakeholders on the importance of diversity and the role each person plays in promoting an inclusive environment.

By embracing diversity and inclusion, we are not only reflecting the rich tapestry of the global community but also positioning ourselves for long-term success. Together, as a diverse and united board of directors, we will drive positive change and lead by example in fostering a culture that values and celebrates our differences.

32

Stock Ownership and Holding Guidelines

At the recommendation of the Nominating and Corporate Governance Committee, the Board has adopted stock ownership and holding guidelines, for all named executive officers and all independent directors, that are designed to increase stock ownership over time and thereby better align their interests with the interests of stockholders. For the CEO, the guidelines provide for the achievement of stock ownership of five (5) times base salary over a period of 5 years. For the CFO, the guidelines provide for the achievement of stock ownership of three (3) times base salary over a period of 5 years. For the independent directors, the guidelines provide for the achievement of stock ownership of one (1) times the annual cash retainer for each full year of service over a period of five (5) years.

Board Determination of Independence

Our Board has determined that all of our current directors are “independent directors” within the meaning of the applicable listing standards of the NYSE American, except for J. Philipp Stratmann who is our President and Chief Executive Officer.

Meetings of the Board of Directors

As of the date of this Proxy Statement, our Board has six (6) members. The Board held seven (7) meetings during fiscal 2023. During fiscal 2023, each director attended 100% of meetings of (a) the Board and (b) the committees on which such director served.

Our corporate governance guidelines provide that directors are expected to attend the 2023 Annual Meeting. All current directors attended our 2022 Annual Meeting of Stockholders.

Board Leadership Structure

Our Board is led by its Chairman, and Mr. Cryan, an independent director, is currently serving in that role. The Board has established the position of President and Chief Executive Officer (CEO), and currently Dr. Stratmann is serving as President and CEO. Our Board recognizes that, depending on the circumstances, other leadership structures might be appropriate, and as such, the Board periodically reviews and evaluates its leadership structure.

Board Committees

As of the date of this Proxy Statement, our Board has established five (5) standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Health and Safety Committee, and an Environmental and Sustainability Committee. Each committee operates under a charter that has been approved by the Board. The charters of all Board committees are available on our website at www.oceanpowertechnologies.com.

Our Board has determined that all of the current members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are “independent directors” within the meaning of the applicable rules of NYSE American. Our Board has also determined that all current Audit Committee members meet the independence requirements contemplated by Section 803 of the NYSE American Listing Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

33

AUDIT
Function
Our Audit Committee assists our Board in its oversight of the integrity of our consolidated financial statements, our independent registered public accounting firm’s qualifications, independence, and performance. The charter of the Audit Committee can be found on OPT’s website. Our Audit Committee’s responsibilities include: appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm; approving any material expenses not part of the budget, overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from our independent registered public accounting firm; reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures; monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics; establishing procedures for the receipt and retention of accounting related complaints and concerns; meeting independently with our independent registered public accounting firm and management; and preparing the Audit Committee report required by SEC regulations. In addition, the Audit Committee oversees OPT’s internal audit functions and meets separately with OPT’s outsourced internal audit services provider.

Members
Diana G. Purcel (Chair)
Terence J. Cryan
Peter E. Slaiby
Number of Meetings
4

COMPENSATION
Function

Our Compensation Committee assists our Board in the discharge of its responsibilities relating to the compensation of our executive officers.  Our Compensation Committee’s responsibilities include: establishing the goals and objectives for OPT and evaluating OPT’s performance against those goals and objectives; reviewing and approving, or making recommendations to our Board with respect to our CEO and other executive officers’ compensation; evaluating the performance of our executive officers and reviewing and approving, or making recommendations to the Board with respect to overseeing and administering, monitoring holding guidelines in compliance with policies, and making recommendations to the Board with respect to, our cash and equity incentive plans. The charter of the Compensation Committee can be found on OPT’s website.

Members
Terence J. Cryan (Chair)
Diana G. Purcel
Number of Meetings
2

CORPORATE GOVERNANCE & NOMINATING
Function

Our Nominating and Corporate Governance Committee’s responsibilities include: recommending to our Board the persons to be nominated for election as directors or to fill vacancies on the Board and to be appointed to each of the Board’s committees; overseeing an annual review by the Board with respect to management succession planning; developing and recommending to the Board corporate governance principles and guidelines, such as the Corporate Governance Guidelines discussed above and the Compensation Clawback Policy discussed at page 56 below; overseeing periodic evaluations of the Board; developing stockholder surveys; and reviewing and making recommendations to the Board with respect to director compensation. The charter of the Nominating and Corporate Governance Committee can be found on OPT’s website.

Members
Terence J. Cryan (Chair)
Diana G. Purcel
Number of Meetings
1

34

QUALITY, HEALTH & SAFETY
Function

In September 2021, at the recommendation of the Nominating and Corporate Governance Committee, the Board restructured the Health, Safety and Environmental Committee to concentrate its focus on health and safety matters (including environmental matters that could impact safety),and renamed the Committee accordingly. The Quality, Health and Safety Committee assists the Board in fulfilling its oversight responsibilities by assessing the effectiveness and promoting industry best practices for OPT’s programs and initiatives that support health, safety and security policies, programs, and practices of OPT.

Members
Clyde W. Hewlett (Chair)
Peter E. Slaiby
Number of Meetings
4

ENVIRONMENTAL & SUSTAINABILITY
Function

In September 2021, at the recommendation of the Nominating and Corporate Governance Committee, our Board created a new committee, the Environmental and Sustainability Committee. The Board’s decision was made in furtherance of its commitments to adopt best practices in promotion of environmentally sound and socially responsible corporate governance. The Environmental and Sustainability Committee will assist the Board in fulfilling its oversight responsibilities by assessing the effectiveness of OPT’s programs and initiatives that support environmental stewardship, social responsibility, and sustainability policies, programs, and practices of OPT. In addition, the Environmental and Sustainability Committee will advise the Board on matters impacting OPT’s environmental stewardship and sustainability responsibilities and OPT’s public reputation. The Board agreed that the Environmental and Sustainability Committee can utilize external consultants to assist the Committee in its deliberations, and currently Terry D. Garcia has been selected to provide that assistance. In addition to almost 40 years of experience in government and business, Mr. Garcia previously served as General Counsel for the National Oceanic and Atmospheric Administration (NOAA), was Chief Science and Exploration Officer at National Geographic, and was also appointed by President Barack Obama to serve on the National Commission on the BP Deepwater Horizon Oil Spill and Offshore Drilling.

Members
Peter E. Slaiby (Chair)
Natalie Lorenz-Anderson
J. Philipp Stratmann
Number of Meetings
4

35

Risk Oversight

Our Board, with support at the committee level, is actively engaged in overseeing management of OPT’s risks. At each Board meeting, the directors review OPT’s significant risks along with management’s plans for addressing or mitigating those risks. The Board regularly reviews information regarding OPT’s financial position and operations, as well as the potential risks associated with each. While the Board is ultimately responsible for risk oversight, including strategic and operational risks, our Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls, cyber security, and compliance with legal and regulatory requirements. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with the organization, membership and structure of the Board, succession planning for our directors and executive officers, and corporate governance. Our Quality, Health and Safety Committee assists the Board in fulfilling its oversight responsibilities with respect to OPT’s health, safety and employee and facility security policies, programs, and practices. Our Environmental and Sustainability Committee assists the Board in fulfilling its oversight responsibilities with respect to OPT’s environmental, social, and sustainability policies, programs, and practices.

Communicating with the Independent Directors

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond, if and as appropriate. The Chair is an independent director and primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to the Board of Directors of Ocean Power Technologies, Inc. c/o Secretary, Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our employees, officers (including our principal executive officer and principal financial officer) and directors. The Code of Business Conduct and Ethics is posted on our website at www.oceanpowertechnologies.com and can also be obtained free of charge by sending a request to our Secretary at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831. Any changes to or waivers under the Code of Business Conduct and Ethics as it relates to our chief executive officer, chief financial officer, principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions must be approved by our Board and will be disclosed in a Current Report on Form 8-K within four business days of the change or waiver.

36

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, our executive officers and directors are required to file with the SEC reports of ownership and changes in ownership of our Common Stock. Copies of such reports are required to be furnished to OPT. Based solely on a review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that all required reports were filed in fiscal 2023 in a timely manner.

Restrictions on Stock Trading Activities

OPT’s Insider Trading Policy applies to directors, officers (including but not limited to named executive officers), and employees, as well as family members of directors, officers and employees that share the same address or are financially dependent on that person. The policy contains the following restrictions on the buying or selling of OPT’s securities for the identified individuals:

●	No one may purchase or sell OPT securities on the basis of material nonpublic information concerning OPT or disclose material nonpublic information to others where it is reasonably foreseeable that they might trade on the basis of that information.

●	No one may purchase or sell OPT securities during a corporate news blackout period, or a regulation blackout trading restriction period, or disclose to others that OPT is in either a corporate news blackout period or a regulation blackout trading restriction period.

●	No one may purchase or sell OPT securities unless a written approval to do so is obtained from OPT’s CFO and OPT’s General Counsel prior to such purchase or sale.

●	No one may engage in the following types of transactions: (i) short sales of OPT securities; or (ii) purchases of sales or puts or calls for speculative purposes.

37

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO THE

OCEAN POWER TECHNOLOGIES, INC. 2015 OMNIBUS INCENTIVE PLAN

General

As of November 24, 2023, the 2015 Plan had 583,954 shares remaining that are available for future issuances of awards. Our Board has approved and adopted an amendment to the 2015 Plan, subject to stockholder approval, to increase the number of shares available for grant under the 2015 Plan by 2,900,000 shares to ensure that adequate shares will be available for future grants and to amend the aggregate number of shares available for incentive awards.

We believe that substantial equity participation by employees is important in creating an environment in which employees will be motivated to remain employed and be productive for long periods of time in helping us to achieve our goals. We further believe that the attraction, motivation, and retention of highly qualified personnel is essential to our continued growth and success and that continued awards under the 2015 Plan are necessary for us to remain competitive in our compensation practices. The current environment for sourcing talented employees is highly competitive, which has put a premium on attracting and retaining key employees. In addition, we believe that the 2015 Plan is an effective way to ensure alignment of employees’ and stockholders’ interests and believe all such equity incentives are in the best interest of the stockholders. For Board service year 2023 and beyond, independent directors to are expected to receive an annual grant of equity in the form of restricted stock units, or RSUs. Additional shares are needed under the 2015 Plan to ensure that grants, principally to our employees, as well as to directors, can continue to be made on an annual basis.

Additional Considerations for the Approval the Amendment to the 2015 Plan

Corporate Governance Best Practices

The 2015 Plan has been designed to incorporate certain corporate governance best practices to align our equity compensation program with the interests of our stockholders. The following is a list of some of these best practices, which are intended to protect the interests of our stockholders:

●	No evergreen provision. The 2015 Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be increased automatically without stockholder approval.
●	Complete change in control vesting disclosure. OPT has provided complete change in control vesting disclosure in order to allow our stockholders to assess the potential impact of an event on their investment.
●	No broad discretion to accelerate vesting. The 2015 Plan limits the instances where vesting can be accelerated in order to align the interests of executives and the interests of stockholders.
●	No repricing. Repricing is not permitted without stockholder approval, except for adjustments with respect to certain specified extraordinary corporate transactions.

Historical Burn Rate. We are committed to managing the use of our equity incentives prudently to balance the benefits equity compensation brings to our compensation program with the dilution it causes our stockholders. As part of our analysis when considering the proposed share increase, we considered the 2015 Plan’s three-year average “burn rate,” or the number of shares subject to equity awards granted for fiscal years 2021 through 2023 and found our burn rate be below the benchmark for the average burn rate for Non-Russell 3000 companies included in GICS code 2010 (Capital Goods).

Stockholder Value Transfer Test (SVT). When evaluating the appropriate number of shares to reserve under the 2015 Plan, we reviewed the stockholder value transfer of the proposed increase, calculated as the value of available shares and plan awards as a percentage of our market capitalization, and determined that the share reserve accorded by the proposed amendment was reasonable based upon comparison to historical benchmarks used in the evaluation of SVT.

Expected Duration. We calculated estimated plan duration as the sum of all new shares requested plus shares remaining available for issuance, divided by the average annual unadjusted burn rate over the prior three years, noting an expected plan duration well below five years. Expectations regarding future share usage could be impacted by a number of factors such as hiring and promotion activity at the executive level; the rate at which shares are returned to the 2015 Plan reserve upon awards’ expiration, forfeiture, or cash settlement; the future performance of our stock price; consequences of acquisitions or dispositions; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations. If, however, the stockholders do not approve the 2015 Plan amendment, there may not be a sufficient number of shares of our Common Stock available to achieve our recruiting and retention objectives.

Attract and Retain Talent. We grant equity incentive awards to a broad spectrum of our employees, not only executives and named executive officers. Approving the 2015 Plan amendment will enable us to continue to recruit, retain and motivate top talent at many levels within OPT necessary to our success.

A copy of the amendment is attached to this proxy statement as Annex B. The amendment to the 2015 Plan is being submitted for your approval pursuant to the rules and regulations of the SEC and the NYSE American.

Description of 2015 Plan

A summary description of the 2015 Plan is included in this proxy statement under “Executive Compensation – Stock Option and Other Compensation Plans – 2015 Omnibus Incentive Plan”.

Plan Benefits

No determination has been made as to any awards that will be made to directors, officers, or other employees upon approval of the proposed amendment of the 2015 Plan.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE 2015 PLAN.

38

PROPOSAL THREE

RATIFICATION OF THE SECTION 382 TAX BENEFITS PRESERVATION PLAN

Stockholders are being asked to ratify the adoption by our Board of the Tax Benefits Preservation Plan, a copy of which is attached as Annex C to this Proxy Statement. Stockholder ratification of the Tax Benefits Preservation Plan is not required by applicable law or by our Certificate of Incorporation, the OPT Bylaws, or our other governing documents. Accordingly, the vote on this proposal is advisory and nonbinding on our Board. Our Board has determined to request stockholder ratification of the adoption of the Tax Benefits Preservation Plan to determine the viewpoint of stockholders on the advisability of the Tax Benefits Preservation Plan and as a matter of good corporate governance.

Background

Like many companies, OPT has generated net operating losses that, under federal tax laws, can be “carried forward” to offset OPT’s federal income tax obligations in future years. Through the end of OPT’s fiscal year ended April 30, 2023, and including OPT’s net loss of $26.3 million for such fiscal year, OPT estimates that it had approximately $218.3 million of federal net operating loss carryforwards (“NOLs”). Of those NOLs, $126 million will expire unused. OPT believes, after consultation with its tax advisors, that, as of April 30, 2023, it has approximately $92.3 million of NOLs, including NOLs that are already subject to some limitation, that could potentially be utilized in certain circumstances to offset OPT’s future taxable income and reduce its federal income tax liability. These and future NOLs are intended to be protected by the Tax Benefits Preservation Plan. Assuming the current federal corporate tax rate of 21%, as of April 30, 2023, such NOLs could represent a potential tax savings to OPT of approximately $19 million. Additional information with respect to these NOLs is contained in OPT’s Annual Report on Form 10-K for the fiscal year ended April 30, 2023, which OPT filed with the SEC on July 28, 2023.

Our Board believes that our NOLs have the potential to be a valuable asset. However, because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot predict the amount of NOLs that will ultimately be used to reduce our federal income tax liability. Although we are unable to quantify an exact value for the benefits that the NOLs may ultimately provide us with, we believe that the NOLs are a potentially valuable asset and the Board believes it is in OPT’s best interests to attempt to protect this asset by preventing the imposition of limitations on their use. The benefits of the NOLs would be reduced, and our use of the NOLs would be substantially delayed or potentially lost, if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code (as now in effect or later amended and any successor thereto, the “IRC”) and the applicable Treasury Regulations promulgated thereunder (“Section 382”).

Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least 5% of our Common Stock increases their ownership (individually, or collectively with other such “5-percent stockholders”) by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset income taxes equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit. If an ownership change were to occur, the limitations imposed by Section 382 could result in a substantial delay in the timing of the usage of our NOLs or in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs.

After careful consideration, and after consulting with our tax, financial, and legal advisors, on June 29, 2023, our Board acted to preserve the potential benefits of our NOLs by adopting the Tax Benefits Preservation Plan, which is similar to tax benefits preservation plans adopted by other public companies seeking to preserve the potential benefits of their NOLs. The Tax Benefits Preservation Plan, pursuant to which we have issued certain preferred stock purchase rights (the “Rights”) with terms designed to deter transfers of our Common Stock that could result in an ownership change, is described below, and its full terms can be found in the accompanying Annex C. The Board urges stockholders to carefully read this proposal, the items discussed below under the heading “Certain Considerations Related to the Tax Benefits Preservation Plan,” and the full terms of the Tax Benefits Preservation Plan.

39

It is important to note that the Tax Benefits Preservation Plan does not offer a complete solution to protecting our NOLs. The Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change by deterring a person or group from acquiring beneficial ownership of 4.99% of our Common Stock. However, the Tax Benefits Preservation Plan does not block any transfers of our Common Stock so, ultimately, an ownership change can still occur. The limitations of the Tax Benefits Preservation Plan are described in more detail below.

The Board believes that the Tax Benefits Preservation Plan serves as an important tool to help prevent an ownership change that could substantially reduce or eliminate the potential benefits of our NOLs and, accordingly, protect these potentially valuable assets. Accordingly, our Board unanimously recommends that stockholders ratify the adoption of the Tax Benefits Preservation Plan.

Description of the Tax Benefits Preservation Plan

The following description of the Tax Benefits Preservation Plan is qualified in its entirety by reference to the complete text of the Tax Benefits Preservation Plan, which is attached to this Proxy Statement as Annex C. We urge you to carefully read the Tax Benefits Preservation Plan in its entirety as the discussion below is only a summary.

The Tax Benefits Preservation Plan is intended to act as a deterrent to any person acquiring beneficial ownership of 4.99% or more of our outstanding shares of Common Stock within the meaning of Section 382, other than with the approval of the Board, in an effort to diminish the risk that OPT’s ability to utilize its NOLs may become substantially limited, which could therefore significantly impair the value of those assets. As more fully discussed below, a person who acquires, without the approval of the Board, beneficial ownership (other than as a result of repurchases of stock by OPT, dividends or distributions by OPT or certain inadvertent actions by stockholders) of 4.99% or more of the outstanding Common Stock (including any ownership interest held by that person’s Affiliates and Associates as defined under the Tax Benefits Preservation Plan), after the first public announcement by OPT of the Board’s adoption of the Tax Benefits Preservation Plan, could be subject to significant dilution.

The Rights. On June 29, 2023, the Board authorized the issuance and declared a dividend of one Right per each outstanding share of the Common Stock payable to OPT’s stockholders of record as of the close of business on July 11, 2023 (the “Tax Benefits Plan Record Date”). One Right will also be issued together with each share of the Common Stock issued after the Tax Benefits Plan Record Date, but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date.

The Series A Preferred Stock. Subject to the terms, provisions, and conditions of the Tax Benefits Preservation Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from OPT one one-thousandth of a share (a “Unit”) of a newly designated series of preferred stock, Series A Participating Preferred Stock, par value $0.001 per share, of OPT (the “Series A Preferred Stock”) for a purchase price of $4.00 (the “Purchase Price”). If issued, each Unit of Series A Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of the Common Stock and the value of one Unit of Series A Preferred Stock is expected to approximate the value of one share of Common Stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of OPT, including, without limitation, any dividend, voting, or liquidation rights.

Acquiring Person. Under the Tax Benefits Preservation Plan, an “Acquiring Person” is any person, other than certain exempted persons, who or which, together with all Affiliates and Associates of such person, from and after the first public announcement by OPT of the adoption of the Tax Benefits Preservation Plan, is or becomes the beneficial owner of 4.99% or more of the shares of Common Stock outstanding, subject to various exceptions and provided that no person shall become an “Acquiring Person” as a result of repurchases of stock by OPT, dividends, distributions by OPT, or certain inadvertent actions by stockholders.

40

Beneficial Ownership. Under the Tax Benefits Preservation Plan, beneficial ownership of shares is determined in accordance with the applicable rules of Section 382 of the IRC. Subject to the specific definition of “beneficial ownership” included in the Tax Benefits Preservation Plan and the various exceptions to such definition that are provided therein, beneficial ownership generally includes any securities which such person would otherwise be deemed to actually or constructively own for purposes of Section 382. Accordingly, a person will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board, that person (individually, or together with other persons) would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382).

Existing Holders. The Tax Benefits Preservation Plan also provides that any person who beneficially owned 4.99% or more of the Common Stock immediately prior to the first public announcement by OPT of the adoption of the Tax Benefits Preservation Plan (each an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Tax Benefits Preservation Plan unless and until an Existing Holder becomes the beneficial owner of additional Common Stock after the first public announcement by OPT of the adoption of the Tax Benefits Preservation Plan (other than pursuant to a dividend or distribution paid or made by OPT on the outstanding Common Stock, pursuant to a split, reclassification, or subdivision of the outstanding Common Stock or pursuant to the acquisition of beneficial ownership of Common Stock upon the vesting or exercise of any options, warrants or other rights, or upon the initial grant or vesting of restricted stock, granted or issued by OPT to its directors, officers and employees, pursuant to a compensation or benefits plan or arrangement adopted by the Board). However, if upon acquiring beneficial ownership of additional Common Stock after the first public announcement by OPT of the adoption of the Tax Benefits Preservation Plan, the Existing Holder does not beneficially own 4.99% or more of the Common Stock then outstanding, the Existing Holder will not be treated as an “Acquiring Person” for purposes of the Tax Benefits Preservation Plan.

Discretionary Authority of the Board to Exempt a Transaction. The Tax Benefits Preservation Plan grants discretion to the Board to exempt a specific acquisition of the Common Stock from being deemed a triggering event under the Tax Benefits Preservation Plan. While the Board has such discretion pursuant to the terms of the Tax Benefits Preservation Plan, any such exemption would not negate the impact that such acquisition of Common Stock could have on causing, or hastening the occurrence of, an ownership change for purposes of Section 382 of the IRC.

Initial Exercisability. Initially the Rights will not be exercisable, certificates will not be sent to stockholders, and the Rights will automatically trade with the Common Stock. The Rights will be evidenced by Common Stock certificates, and Rights relating to any uncertificated shares of Common Stock that are registered in book entry form will be represented by a notation in book entry on the records of OPT, until the close of business on the earlier to occur of:

●	the tenth (10th) calendar day (or if such tenth (10th) calendar occurs before the Tax Benefits Plan Record Date, then the close of business on the Tax Benefits Plan Record Date) after the earliest of the date of (i) the public announcement by OPT or an Acquiring Person indicating that an Acquiring Person has become an Acquiring Person (which, for purposes of this definition, shall include, without limitation, the filing of a report or an amendment thereto with the SEC pursuant to the Exchange Act, or pursuant to a comparable successor statute), (ii) the public disclosure of facts by OPT or an Acquiring Person that reveals the existence of an Acquiring Person or indicating that an Acquiring Person has become an Acquiring Person, and (iii) the Board becoming aware of the existence of an Acquiring Person (the “Stock Acquisition Date”); provided that, if such Person is determined by the Board, in its sole and absolute discretion, not to be or have become an Acquiring Person, then no Stock Acquisition Date shall be deemed to have occurred; and

●	the tenth (10th) calendar day (or if such tenth (10th) calendar occurs before the Tax Benefits Plan Record Date, then the close of business on the Tax Benefits Plan Record Date) after the date of the commencement (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act) by any person (other than certain exempted persons) of, or first public announcement of the intent of any person (other than certain exempted persons) to commence, a tender or exchange offer, upon the successful consummation of which any person (other than certain exempted persons) would become an Acquiring Person.

The earlier of these dates is referred to as the “Distribution Date.” Until the Distribution Date (or the earlier redemption, exchange, termination, or expiration of the Rights), Common Stock certificates or the ownership statements issued with respect to uncertificated shares of Common Stock will also evidence the associated Rights. Until the Distribution Date (or the earlier redemption or expiration of the Rights), the surrender for transfer of any shares of Common Stock will also constitute the transfer of the associated Rights. After the Distribution Date, separate rights certificates will be issued and the Rights may be transferred other than in connection with the transfer of the underlying shares of Common Stock unless and until the Board has determined to effect an exchange pursuant to the Tax Benefits Preservation Plan (as described below).

41

Effect of a Triggering Event. In the event that a person becomes an Acquiring Person and a Distribution Date occurs, then, from and after the time that the Rights are no longer redeemable by OPT, each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person or any of its Affiliates or Associates (which will thereupon become void and nontransferable), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, and subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, a number of shares of the Common Stock having a market value (as determined immediately prior to such triggering event whether or not such Right was then exercisable) equal to two times the Purchase Price. After such an event, to the extent that insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise a number of shares of Common Stock to the extent available and then Units or other securities of OPT, other assets, cash, or any combination of the foregoing, in proportions determined by OPT, such that the aggregate value received is equal to two times the Purchase Price.

Exchange. The Board may, at its option, at any time after the later of the Stock Acquisition Date or the Distribution Date, cause OPT to exchange all or part of the outstanding Rights (other than those Rights that have become null and void pursuant to the terms of the Tax Benefits Preservation Plan, including those beneficially held by an Acquiring Person or any of Affiliates or Associates) for shares of Common Stock at an exchange rate of one share of Common Stock for each Right (subject to adjustment). Notwithstanding the foregoing, the Board shall not be empowered to effect an exchange at any time after any Person (other than any Person deemed an “Exempt Person” pursuant to the Tax Benefits Preservation Plan), together with its Affiliates and Associates (as defined in the Tax Benefits Preservation Plan), shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such a basis, and subject to such conditions as the Board in its sole and absolute discretion may establish. Immediately upon the action of the Board authorizing the exchange of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive Common Stock or other consideration issuable in connection with the exchange.

Redemption. At any time until the close of business on the tenth (10th) calendar day after the Stock Acquisition Date (or, if the tenth (10th) calendar day following the Stock Acquisition Date occurs before the Tax Benefits Plan Record Date, the close of business on the Tax Benefits Plan Record Date), OPT may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”), payable in cash, Common Stock, or other form of consideration, as determined by the Board, in the exercise of its sole and absolute discretion. The redemption of the Rights may be made effective at such time, on such a basis, and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price.

Expiration. The Rights and the Tax Benefits Preservation Plan will expire no later than the close of business on June 29, 2026, but may expire earlier upon the earliest of (i) the date on which all of the Rights are redeemed, (ii) the date on which the Rights are exchanged, (iii) the consummation of a reorganization transaction entered into by OPT resulting in the imposition of stock transfer restrictions that the Board determines, in its sole and absolute discretion, will provide protection for OPT’s tax attributes similar to that provided by the Tax Benefits Preservation Plan, (iv) the effective time of the repeal of Section 382, or any other change, if the Board determines, in its sole and absolute discretion, that the Tax Benefits Preservation Plan, is no longer necessary or desirable for the preservation of OPT’s tax attributes, (v) such time that the Board determines, in its sole and absolute discretion, that the Tax Benefits Preservation Plan is no longer necessary to preserve OPT’s tax attributes, (vi) the beginning of a taxable year of OPT to which the Board determines, in its sole and absolute discretion, that none of OPT’s tax attributes may be carried forward, and (vii) such time that the Board determines, in its sole and absolute discretion, prior to the time any person becomes an Acquiring Person, that the Tax Benefits Preservation Plan and the Rights are no longer in the best interests of OPT and its stockholders.

42

Preferred Stock Purchasable Upon Exercise of Rights. After the Distribution Date, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, each Right will entitle the holder to purchase, for the Purchase Price, one one-thousandth of a share of the Series A Preferred Stock (a “Unit”) having economic and other terms similar to that of one share of Common Stock. Each Unit is intended to provide a stockholder with approximately the same dividend, voting, and liquidation rights as would be provided by one share of Common Stock, and should approximate the value of one share of Common Stock.

Anti-Dilution Provisions. The Board may, from time to time, adjust the Purchase Price, the number of Units issuable, the number of outstanding Rights, and the number of shares of Common Stock or other securities or property issuable upon exercise of the Rights to prevent the dilution that may occur as a result of certain events.

Amendments. At any time prior a person becoming an Acquiring Person, OPT may, in its sole discretion, supplement, or amend any provision of the Tax Benefits Preservation Plan in any manner without the approval of any holders of the Rights or shares of Common Stock, including, without limitation, in order to cure any ambiguity contained therein, to correct or supplement any provision contained therein that may be defective or inconsistent with any other provisions contained therein, to make any change to or delete any provision thereof, or to adopt any other provisions with respect to the Rights which OPT may deem necessary or desirable. From and after such time as any person becomes an Acquiring Person, the Tax Benefits Preservation Plan may not be amended or supplemented in any manner which would (a) adversely affect the interests of the holders of Rights (other than those Rights that have become null and void pursuant to the terms of the Tax Benefits Preservation Plan, including those beneficially held by an Acquiring Person or any of Affiliates or Associates), (b) cause the Rights again to become redeemable, or (c) cause the Tax Benefits Preservation Plan to become amendable other than in accordance with its terms.

Certain Considerations Related to the Tax Benefits Preservation Plan

The Board believes that attempting to protect the tax benefits of our NOLs as described above is in our stockholders’ best interests. However, stockholders should consider the factors discussed below in voting on whether to ratify the Tax Benefits Preservation Plan.

Continued Risk of Ownership Change

It is important to note that the Tax Benefits Preservation Plan does not offer a complete solution to protecting our NOLs. The Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change by deterring a Person or group from acquiring beneficial ownership of 4.99% of our Common Stock. However, the Tax Benefits Preservation Plan does not block any transfers of our Common Stock so, ultimately, an ownership change can still occur.

Risk of the IRS Challenging the NOLs

The United States’ Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or take a position different than our tax advisors as to whether we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not take a position different than our tax advisors as to whether we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Tax Benefits Preservation Plan is in place.

43

Potential Impact on the Value of the Common Stock

The Tax Benefits Preservation Plan could depress the value of our Common Stock by reducing demand for our Common Stock if investors object to holding our Common Stock subject to the terms of the Tax Benefits Preservation Plan.

Potential Anti-Takeover Impact

The principal reason the Board adopted the Tax Benefits Preservation Plan is that we believe that the NOLs are a potentially valuable asset and the Board believes it is in OPT’s best interests to attempt to protect this asset by preventing the imposition of limitations on their use. While the Tax Benefits Preservation Plan is not principally intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Preservation Plan may be to render more difficult, or discourage a merger, tender offer, or assumption of control by a substantial holder of our securities. The Tax Benefits Preservation Plan, however, should not interfere with any merger or other business combination approved by the Board.

SEC Registration

Since the Rights are not exercisable immediately, registration of the Series A Preferred Stock issuable upon exercise of the Rights with the SEC under the Securities Act of 1933, as amended, is not required until the Rights become exercisable.

United States Federal Income Tax Consequences

The United States federal income tax consequences of stockholder rights agreements have not been definitively established by Congress or the courts, and the only revenue ruling issued by the Internal Revenue Service to date addresses the adoption of a stockholder rights agreement, but not any later tax consequences. The following discussion of probable tax consequences is subject to changes in the law, as well as clarification and interpretation of existing law that may have retroactive as well as prospective effect.

Based on our interpretation of Revenue Ruling 90-11, the adoption of the Tax Benefits Preservation Plan and the subsequent distribution of the Rights to stockholders should not be a taxable event for us or our stockholders under federal income tax laws. Although not addressed in the revenue ruling, the physical distribution of rights certificates upon the Rights becoming exercisable should not result in any tax.

After such physical distribution, the Rights would probably be treated for tax purposes as capital assets in the hands of most stockholders and each right would probably have a basis of zero and a holding period which relates back to the holding period of the stock with respect to which such Rights were issued. Upon the Rights becoming Rights to purchase acquirer common stock, holders of Rights probably would be taxed even if the Rights were not exercised. Upon the Rights being redeemed for cash or the Rights being exchanged for our Common Stock, holders of the Rights would probably have a taxable event. Upon the Rights becoming Rights to purchase our Common Stock, holders of Rights would probably not have a taxable event. The Rights may have an impact on any tax-free reorganizations we may undergo. Several types of tax-free transactions can still be structured, although the Rights may not be subject to tax-free treatment.

Accounting Treatment

The issuance of the Rights as a dividend to stockholders of record as of the Tax Benefits Plan Record Date had no financial accounting or reporting impact. The fair value of the Rights was zero because the Rights were “out of the money” when issued and no value is attributable to them. Additionally, the Rights do not meet the definition of a liability under generally accepted accounting principles in the United States and are therefore not accounted for as a long-term obligation.

44

Effect of Stockholder Vote on the Tax Benefits Preservation Plan

None of our Certificate of Incorporation, the OPT Bylaws, or other governing documents or applicable law requires stockholder ratification of the adoption of the Tax Benefits Preservation Plan. Accordingly, the vote on this proposal is non-binding on the Board. Although non-binding, if the stockholders do not ratify the adoption of the Tax Benefits Preservation Plan, the Board will consider whether to continue the Tax Benefits Preservation Plan in its current form, to amend one or more of its provisions, or to terminate it by redeeming the Rights or otherwise. In weighing such alternatives, the Board will likely take into account a number of factors, including the nature of stockholders’ objections to the Tax Benefits Preservation Plan (to the extent discernable), then current market conditions, whether the Board believes there is a need to defend the ability of its stockholders to fairly and equally participate in a potential change-of-control transaction, and whether the Board believes that, despite the failure of stockholders to ratify the Tax Benefits Preservation Plan, in the exercise of its fiduciary duties, it is appropriate and in the best interests of stockholders to continue the Tax Benefits Preservation Plan.

Although the Board will carefully consider the stockholders’ vote as expressed at the 2023 Annual Meeting, because the Board owes fiduciary duties to all stockholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of OPT and all of its stockholders to terminate the Tax Benefits Preservation Plan, and may not rely solely on the stockholder vote in making this decision. Accordingly, the Board may decide that its fiduciary duties require it to leave the Tax Benefits Preservation Plan in place, with or without amending one or more of its provisions, notwithstanding the failure of stockholders to ratify its adoption. Likewise, even if stockholders ratify the adoption of the Tax Benefits Preservation Plan, the Board may, at any time during the term of the Tax Benefits Preservation Plan, determine, in the exercise of its fiduciary duties, that the Tax Benefits Preservation Plan should be terminated.

The Board unanimously recommends that stockholders vote FOR the ratification of the Tax Benefits Preservation Plan and show they support the Board’s decision to protect a potentially valuable asset and preserve OPT’s future ability to use its NOLs.

Paragon’s Exemption Request

On July 20, 2023, Paragon submitted a written request to OPT for an exemption from our Tax Benefits Preservation Plan so that it could purchase up to 19.9% of the Common Stock without triggering the dilution that would otherwise apply to the holder of 4.9% or more of the Common Stock. On August 29, 2023, Paragon reiterated its exemption request. On October 11, 2023, our Board, at its regularly scheduled quarterly meeting, following consultation with its tax and legal advisors, completed its review of Paragon’s request for an exemption from our Tax Benefits Preservation Plan that Paragon submitted to OPT on July 20, 2023, and reiterated on August 29, 2023, so that it could purchase up to 19.9% of the Common Stock without triggering the dilution that would otherwise apply under such Plan to the holder of 4.9% or more of the Common Stock. Based upon such review, and in accordance with Section 27 of the Tax Benefits Preservation Plan, the Board determined not to approve Paragon’s exemption request. Prior to being notified of the Board’s decision with respect to Paragon’s exemption request, on October 9, 2023, Paragon initiated litigation in the Delaware Court of Chancery against OPT and the members of the Board alleging claims for breach of fiduciary duty and seeking declaratory and injunctive relief, including an injunction to require OPT to approve Paragon’s exemption request. On November 28, 2023, the Delaware Court of Chancery held a hearing to determine whether to grant Paragon its requested relief. As of the date of this Proxy Statement, the Court has not issued a ruling with respect to Paragon’s requested relief.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SECTION 382 TAX BENEFITS PRESERVATION PLAN.

45

PROPOSAL FOUR

RATIFICATION OF THE SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed EisnerAmper, LLP as OPT’s independent registered public accounting firm for OPT’s fiscal year ending April 30, 2024. EisnerAmper, LLP’s PCAOB firm ID is 274. EisnerAmper LLP has served as our independent registered public accounting firm since September 2020.

Stockholder approval or ratification of the selection of EisnerAmper LLP is not required by applicable law, our Certificate of Incorporation, or the OPT Bylaws. However, as a matter of good corporate practice, our Board is requesting that stockholders ratify this selection as a means of soliciting input from our stockholders. If this proposal is not approved at the 2023 Annual Meeting, the Board will reconsider its selection of EisnerAmper.

We expect representatives of EisnerAmper LLP to attend the 2023 Annual Meeting, to be available to respond to appropriate questions from stockholders, and to have the opportunity to make a statement if so desired by the stockholders.

Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees of EisnerAmper, LLP, billed to us for each of the last two fiscal years.

	Fiscal Year 2023	Fiscal Year 2022

Audit Fees (1)	$319,000	$308,044
Audit-Related Fees	—	—
Tax Fees (2)	3,000	31,200
All Other Fees	—	—

Total Fees	$322,000	$339,244

(1) Audit Fees consist of fees for the audit and quarterly reviews of our consolidated financial statements and other professional services provided in connection with the statutory and regulatory filings or engagements.

(2) Tax Fees include fees for tax consulting and tax return preparation assistance and review for OPT.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee. The Audit Committee’s approval procedures include the review and approval of a description of the services that documents the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.

All audit services and all non-audit services in fiscal years 2023 and 2022 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED APRIL 30, 2024.

46

REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed OPT’s audited consolidated financial statements for the fiscal year ended April 30, 2023 and discussed them with OPT’s management and OPT’s independent registered public accounting firm. Management represented to the Audit Committee that the consolidated financial statements of OPT were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committee has also received from, and discussed with, OPT’s independent registered public accounting firm various communications that OPT’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. These matters included a discussion of the independent registered public accounting firm’s judgments about the quality (not just the acceptability) of the accounting practices of OPT and accounting principles as applied to the financial reporting of OPT.

The Audit Committee has received the written disclosures and the letter from OPT’s independent registered public accounting firm required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with OPT’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in OPT’s Annual Report on Form 10-K for the fiscal year ended April 30, 2023. We have concluded that the independent registered public accounting firm for fiscal 2023 is independent from OPT and its management.

By the Audit Committee of the Board of Directors of Ocean Power Technologies, Inc.

Diana G. Purcel, Chair
Terence J. Cryan
Peter E. Slaiby

47

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of November 24, 2023 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each executive officer, (c) each director and nominee for director, and (d) all executive officers and directors as a group.

The percentage of Common Stock beneficially owned is based on 60,829,914 shares of our Common Stock outstanding as of November 24, 2023. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of Common Stock subject to options that are currently exercisable or exercisable within sixty (60) days of November 24, 2023 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of Common Stock beneficially owned by such person, subject to community property laws, where applicable. The street address of each beneficial owner shown in the table below is c/o Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Share Beneficially Owned

Philipp Stratmann (1)	163,279	*
Terence J. Cryan (2)	258,889	*
Clyde W. Hewlett (3)	181,871	*
Diana G. Purcel (3)	181,871	*
Peter E. Slaiby (4)	206,871	*
Natalie Lorenz-Anderson (5)	162,742	*
Robert Powers (6)	78,447	*
Joseph DiPietro (7)	11,233	*
Matthew Burdyny (8)	59,007	*

All director and executive officers as a group (9 individuals)	1,304,660	2.1%

* Represents a beneficial ownership of less the one percent of our outstanding Common Stock

(1) Beneficial ownership includes 84,417 shares of our Common Stock, 69,529 shares of Common Stock that are subject to restricted stock units which will vest within sixty days of November 24, 2023 and 9,333 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of November 24, 2023.

(2) Beneficial ownership includes 97,696 shares of our Common Stock, 110,294 shares of Common Stock that are subject to restricted stock units which will vest within sixty days of November 24, 2023 and 50,899 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of November 24, 2023.

(3) Beneficial ownership includes 52,448 shares of our Common Stock, 110,294 in Common Stock that will vest and be released within sixty days of November 24, 2023 and 19,129 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of November 24, 2023.

(4) Beneficial ownership includes 77,448 shares of our Common Stock, 110,294 shares of Common Stock that are subject to restricted stock units which will vest within sixty days of November 24, 2023 and 19,129 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of November 24, 2023.

(5) Beneficial ownership includes 52,448 shares of our Common Stock and 110,294 shares of Common Stock that are subject to restricted stock units which will vest within sixty days of November 24, 2023.

(6) Beneficial ownership includes 28,888 shares of our Common Stock and 49,559 shares of Common Stock that are subject to restricted stock units which will vest within sixty days of November 24, 2023.

(7) Beneficial ownership includes 2,409 shares of our Common Stock and 8,324 shares of Common Stock that are subject to restricted stock units which will vest within sixty days of November 24, 2023.

(8) Beneficial ownership includes 50,000 shares of our Common Stock and 49,559 shares of Common Stock that are subject to restricted stock units which will vest within sixty days of November 24, 2023.

48

Equity Compensation Plan Information

The following table summarizes the total number of outstanding options and shares available for other future issuances of options under all of our equity compensation plans as of April 30, 2023.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options and Restricted Stock	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)

Equity compensation plans approved by stockholders:
Stock Options	1,595,852	$1.70	221,445	(1)
Restricted Stock Units	1,935,994	N/A

Equity compensation plans not approved by stockholders:
Stock Options	—	—	—
Restricted Stock Units	50,000	N/A	161,487	(2)

(1) Consists of shares of our Common Stock available for issuance under the 2015 Plan.

(2) Consists of shares of our Common Stock available for issuance under the 2018 Employee Inducement Incentive Award Plan.

Our equity compensation plans consist of the 2006 Stock Incentive Plan and the 2015 Plan which were approved by our stockholders, and the 2018 Employee Inducement Incentive Award Plan which was not approved by our stockholders. Once the 2015 Plan was approved by the stockholders on October 22, 2015, no further stock options or other awards were awarded under the 2006 Stock Incentive Plan and it was terminated. Shares that are forfeited under the 2006 Stock Incentive Plan on or after October 22, 2015 will become available for issuance under the 2015 Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

The Audit Committee is charged with the responsibility of reviewing and approving all related person transactions (as defined in SEC regulations), and periodically reassessing any related person transaction entered into by OPT to ensure continued appropriateness. This responsibility is set forth in our Audit Committee charter. A related party transaction will only be approved if the members of the Audit Committee determine that the transaction is in the best interests of OPT after conducting a reasonable prior review. If a director is involved in the transaction, he or she will recuse himself or herself from all decisions regarding the transaction.

49

EXECUTIVE COMPENSATION

Overview of Executive Compensation

✓	Pay-for-Performance. A significant portion of executive pay is tied to key financial and operating measures that are disclosed to our stockholders.

✓	Compensation Consultant. The Compensation Committee engages an independent compensation consultant, NFP.

✓	Balanced Compensation Structure. We utilize a balanced approach to compensation, which combines fixed and variable, short-term and long-term, and cash and equity compensation.

✓	Certify Performance. The Compensation Committee certifies performance based upon pre-established financial and operating measures before any incentive award payouts are made.

✓	Capped Award Payouts. Cash payments that can be earned under the Short-Term Incentive programs, as well as shares under the Long-Term Incentive programs, are capped.

✓	Consistent Equity Award Policy. Equity awards are generally made on a consistent schedule (with exceptions for newly hired executives and promotions) and are not made in anticipation of significant developments that may impact the price of our common shares.

✓	Clawback provisions. Our Short-term and Long-term Incentive program awards are subject to recoupment and forfeiture that allows the Company to cancel all or any outstanding portion of equity awards and recover the payouts.

✓	Talent Management. We engage in an ongoing, rigorous review of executive talent and succession plans for key operating and corporate roles.

☒	No Significant Perquisites. The form of health insurance, life insurance and Company matching contributions to the 401(k) Plan are the same benefits available to all of our employees.

☒	No Hedging, Pledging or Short Sales Transactions Permitted. We prohibit directors and executive officers from pledging Common Stock as collateral, trading in derivative securities of OPT common shares, engaging in short sales of OPT securities, or purchasing any other financial instruments that are designed to hedge or offset any decrease in the market value of any OPT securities.

☒	No Single-Trigger for Change-in-Control Severance Payments. Cash severance payments to our CEO and CFO require a qualifying termination of employment and a “double-trigger” - a change-in-control and involuntary termination without cause or termination by the executive officer for Good Reason.

☒	No Share Repricing. We prohibit repricing of underwater stock options and other awards without stockholder approval.

☒	No Automatic Vesting. We require a minimum vesting period of at least one year for all types of equity awards.

50

Our Compensation Committee is responsible for overseeing the compensation of our named executive officers (NEOs), including the design, review, approval, and implementation of all compensation programs. The goal of the Compensation Committee is to ensure that our compensation practices are aligned with our business strategies and objectives and that the total compensation paid to each of our named executive officers is fair, reasonable, and competitive. During fiscal year 2023, our Company had three NEOs: (1) the President and Chief Executive Officer (CEO); (2) the Senior Vice President and Chief Financial Officer (CFO), and (3) the Principal Accounting Officer, Controller, and Treasurer.

The Compensation Committee is composed entirely of independent, non-management members of the Board. Each member of the Compensation Committee is both a “non-employee director” within the meaning of Rule 16b3 of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the IRC. No Compensation Committee member participates in any of OPT’s employee compensation programs. Each year OPT reviews any and all relationships that each director has with OPT, and the Board subsequently reviews these findings. The responsibilities of the Compensation Committee, as stated in its charter, include the following:

●	review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans;

●	review and approve the corporate goals and objectives that may be relevant to the compensation of NEOs;

●	evaluate the performance of the NEOs in light of the goals and objectives that were set and determine and approve the compensation of the NEOs based on such evaluation; and

●	review and approve the recommendations of the CEO with regard to the compensation of all officers of OPT other than the CEO.

The Compensation Committee and the Board determine the compensation of the CEO without any management input. The Compensation Committee does take into consideration input from the CEO when making compensation decisions for the CFO as it believes that this input is useful because the CEO reviews and observes the performance of the CFO. The CFO is not present or privy to the recommendations of the CEO to the Compensation Committee. The full Board also conducts an annual evaluation of the CEO, which is designed to help assess the CEO’s performance against established goals and objectives, and provide additional feedback for the Compensation Committee.

Compensation Clawback Policy

In 2023, the Board adopted a Compensation Clawback Policy which is compliant with the recently adopted requirements of the NYSE American and the SEC. Under the policy, if OPT is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, OPT would recover from any current or former executive officers incentive-based compensation that was erroneously awarded during the three years preceding the date such a restatement was required. The recoverable amount is the amount of incentive-based compensation received in excess of the amount that otherwise would have been received had it been determined based on the restated financial measure. This would apply even if the executive officer did not engage in any misconduct or had no responsibility for the errors. The Compensation Committee has the full and final authority to make all determinations under this policy.

51

Compensation Objectives and Philosophy

OPT’s compensation program is centered around a philosophy that focuses on alignment of interests between management and its stockholders, retention of key personnel, and pay-for-performance compensation. OPT believes this philosophy allows OPT to compensate its executive officers competitively, while simultaneously ensuring support of its strategy and continued development and achievement of key business goals. The Compensation Committee firmly believes that a pay-for-performance philosophy should recognize both short- and long-term performance and should include both cash and equity compensation arrangements that are supported by strong corporate governance, including active and effective oversight by the Compensation Committee.

Our compensation programs are intended to reward executives for the achievement of specified predetermined quantitative and qualitative goals aligned with the interests of stockholders and designed to increase stockholder value. Our compensation programs are also designed to attract and retain qualified executives and reward them for attaining superior short-term and long-term performance.

Total Compensation Program Elements and Relationship to Performance

Key elements of these programs include:

●	Base salary that is fixed cash compensation designed to reward annual achievements, with consideration given to the executive’s qualifications, scope of responsibility, leadership abilities and management experience and effectiveness;

●	Short-term incentive (STI) programs that provide yearly cash bonus awards, where warranted, designed to incentivize, and reward executives for executing against predetermined business objectives with demonstrated performance; and

●	Long-term incentive (LTI) programs that provide equity-based incentive compensation, over a multi-year period, which further align executive and stockholder interests. Grants prior to fiscal year 2022 had been primarily in the form of NQSOs. For fiscal year 2022 NEOs received equity grants in the form of RSUs instead of NQSOs. For fiscal year 2023 and beyond, we will issue equity grants in the form of RSUs to NEO’s. The value of LTI compensation is based upon the market value of our Common Stock and is subject to multi-year vesting that requires continued service and/or the attainment of certain performance goals.

Determining and Setting Compensation

The Compensation Committee has been working closely with key members of management to set the compensation for OPT’s executives. Under direction by, and oversight from, the Compensation Committee, management develops recommendations for OPT’s compensation plans by utilizing market data sourced from publicly available compensation sources. This includes reputable on-line compensation surveys for comparable executive positions that review a broad selection of national and regional companies, which OPT believes it may compete with for executive talent. These companies are considered to be comparable to OPT in terms of public ownership, organizational structure, size, and stage of development.

The Compensation Committee reviews the results of any compensation analyses, and recommendations by management are reviewed with and approved by the Compensation Committee annually; however, if OPT becomes aware within the year that a market adjustment is required based on market or other data, the Compensation Committee can make changes, as necessary.

In early 2021, the Compensation Committee engaged NFP to provide consulting services related to executive compensation, including a review of OPT’s compensation practices and compensation programs to ensure that OPT’s practices and programs are commensurate with current industry best practices for similarly situated companies. The Compensation Committee generally targets compensation for our executives within a competitive range, generally at the market 50th percentile. Other considerations, including the unique nature of our business, the experience level of an executive, performance, tenure, and other market and/or relevant factors may dictate variations to this general target. NFP’s recent review in November 2023, consisting of an analysis of competitive market data for each board role from a selected peer group of companies approved by the Compensation Committee, confirmed that OPT’s director compensation remains below the market 50th percentile.

52

Our business is characterized by a long development cycle, including a lengthy engineering and product-testing period. In addition to traditional benchmarking metrics, such as product sales, revenues and profits, the additional factors the Compensation Committee typically considers when determining the STI and LTI compensation our NEOs’ compensation include:

●	key product and solution development initiatives;

●	technology advancements;

●	achievement of commercial milestones;

●	establishment and maintenance of key strategic relationships;

●	implementation of appropriate financing strategies; and

●	financial and operating performance.

Results of Recent Annual Meeting Votes on Executive Compensation

The results of the voting on the executive compensation proposals at our last three Annual Meetings of Stockholders is presented in the following table.

	For	Against	Abstain
2022 Annual Meeting	70%	22%	8%
2021 Annual Meeting	78%	12%	10%
2020 Annual Meeting	76%	18%	6%

The Board and Compensation Committee continue to focus on driving NEO performance against specific goals and ensuring that the interests of management and stockholders are aligned properly. Accordingly, as part of our governance processes, we continually review our incentive programs, including equity vehicles that better align with our stockholders, in addition to our governance policies.

Compensation Considerations and Decisions for Fiscal Year 2022

In May 2022, the Compensation Committee held a meeting to address management’s recommendation for fiscal year 2023 salary changes and fiscal year 2022 STI bonus pool and STI bonus alternatives for the NEOs. The Compensation Committee assessment included a review of OPT’s scorecard for the fiscal year, the performance reviews of high performing individuals, and the performance review of the NEOs. The Compensation Committee determined that the overall performance of OPT in terms of meeting the commercial targets for the fiscal year included in the scorecard (particularly sales and bookings) had significantly improved from the previous fiscal year, but still did not reached the full score as determined in the scorecard. The Committee also considered that fiscal year 2022 product development and safety targets had been met.

Considering the overall performance of OPT for the fiscal year, and particularly the performance reviews of high performing individuals within the staff, the Compensation Committee approved management’s recommendation for salary adjustments and STI pool for the fiscal year. The salary adjustment resulted in an average 3.3% pay increase across OPT, and the STI pool resulted in a total of $245,811 in bonus awards across OPT.

In terms of NEOs compensation and STI bonus, the Compensation Committee considered the following: (i) that all NEOs had been recently named; (ii) that in their term in their respective offices their efforts were already positively impacting OPT’s performance; and, (iii) that OPT had met the product development and safety targets in the scorecard (representing 25% of the STI goals). Hence, the Compensation Committee resolved to approve that the NEOs receive 20% of their respective target bonuses for fiscal year 2022, pro-rated for any partial year of service. Since the NEOs had not had a complete year of service as of this assessment, no salary increases were approved at this time, with the exception of the CFO who received a 4% increase.

53

Compensation Goals and Objectives for Fiscal Year 2023

In January 2022, OPT adopted a new program for LTI awards. Pursuant to the new program NEOs, vice presidents, and select other direct reports to the Chief Executive Officer receive restricted stock units (“RSUs”) while the rest of OPT’s employees receive non-qualified stock options (“NQSOs”). NQSOs are subject to time-based vesting, while RSUs are subject to both time-based and performance-based vesting criteria. Performance-based vesting is subject to a total stockholder return (“TSR”) formula, which allows for vesting in the second year if the TSR metric is not achieved in the first year, and for vesting in the third year if the TSR metric is not achieved for the second year. The TSR metric has two components – an absolute TSR metric that evaluates the performance of our Common Stock year-over-year, and a relative TSR metric that evaluates the performance of our Common Stock against a defined index, currently the Russell 3000 Microcap index. One-third of RSU awards vest over time, one-third vest as absolute TSR metrics are achieved and one-third vest as relative TSR metrics are achieved.

In May 2022, the Compensation Committee developed objectives for the STI plan for the NEOs for fiscal year 2023. The Compensation Committee established objectives across three main categories; financial performance, operational performance, and safety performance as reflected in the following table. For Operational and Safety and Quality metrics management has identified specific measurement criteria which has been approved by the Compensation Committee.

Category	Metric	Measurement	Target Points
Financial	New Bookings	$5.3M OPT new bookings	25
Financial	New Bookings	$2.5M MAR new bookings	25
Financial	New Bookings	$1.5M Consulting new bookings	10
Operational	Manufacturing		10
Operational	Demonstrations		10
Operational	PB2.0		10
Safety and Quality	Proactive Measures Implementation		5
Safety and Quality	Lost Time Incidents		5
Total			100

In addition, the Compensation Committee established a threshold for obtaining any STI award for fiscal year 2023. A 75 point threshold was established, and upon attainment, a 50% award would be made. Between 75 points and 100 points, the award would be linearly interpolated increasing the award by 2% for every 1 point above the 75 point threshold (resulting in 100% award payment at attainment of 100 points). Similarly, between 100 points and 200 points, the award would be interpolated by increasing the award by 1% for each additional point earned (up to the maximum award of 200% for achievement of 200 points).

Compensation Considerations and Decisions for Fiscal Year 2023/2024

In May 2023, the Compensation Committee held a meeting to address management’s recommendation for fiscal year 2024 in terms of salary changes and the fiscal year 2023 STI bonus pool. The Compensation Committee assessment included a review of OPT’s scorecard for the fiscal year, the performance reviews of high performing individuals, and the performance review of the NEOs. The Compensation Committee determined that the overall performance of OPT in terms of meeting the targets for the fiscal year included in the scorecard had resulted in the attainment of 81 points out of a total 100 possible points. Accordingly, based upon the formula noted above, the Business portion of the bonus was paid at the rate of 62% of target bonus for the majority of OPT’s eligible employees. A small number of employees received 100% of their target bonus based upon outstanding performance.

54

Considering the overall performance of OPT for the fiscal year, and particularly the performance reviews of high performing individuals within the staff, the Compensation Committee approved management’s recommendation for salary adjustments and STI pool for the fiscal year. The salary adjustment resulted in a blended 3.5% pay increase across OPT, prorated based on date of hire, and the STI pool resulted in a total of $1,652,578 in bonus awards across OPT.

In addition, the Compensation Committee approved a one-time discretionary contribution to OPT’s 401K plan at the rate of 1.5% of base pay for all eligible employees. This discretionary contribution totaled $134,958.

In terms of NEOs compensation and STI bonus, the Compensation Committee resolved to approve that the NEOs receive 62% of their respective target bonuses for fiscal year 2023, and 3.5% pay increases.

Compensation Goals and Objectives for Fiscal Year 2024

In its May 2023 meeting, the Compensation Committee also developed objectives for the STI plan for the NEOs for fiscal year 2024. The Compensation Committee established objectives across three main categories; financial performance, operational performance, and safety and quality performance as reflected in the following table. For Operational and Safety and Quality metrics management has identified specific measurement criteria which has been approved by the Compensation Committee.

Category	Metric	Measurement	Target Points
Financial	New Bookings	Multi System Orders (10 points per multi-buoy [3 or more], 5 points per multi-vehicle [3 or more])	10
Financial	New Bookings	$7.8M Buoy new bookings	15
Financial	New Bookings	$6M Vehicles new bookings	15
Financial	New Bookings	$1.3M Consulting new bookings	5
Operational	Manufacturing		30
Operational	Technology		10
Operational	Cyber		5
Safety and Quality	Proactive Measures Implementation		5
Safety and Quality	Total Recordable Incident Rate		5
Total			100

Consistent with fiscal year 2023, a 75 point threshold was established, and upon attainment, a 50% award would be made. Between 75 points and 100 points, the award would be linearly interpolated increasing the award by 2% for every 1 point above the 75 point threshold (resulting in 100% award payment at attainment of 100 points). Similarly, between 100 points and 200 points, the award would be interpolated by increasing the award by 1% for each additional point earned (up to the maximum award of 200% for achievement of 200 points).

Also consistent with fiscal year 2023, NEOs, vice presidents, and select other direct reports to the Chief Executive Officer will receive RSUs while the rest of OPT’s employees will receive NQSOs. NQSOs are subject to time-based vesting, while RSUs are subject to both time-based and performance-based vesting criteria. Performance-based vesting is subject to the same TSR formula as in 2023.

55

Summary Compensation Table

The following table sets forth the compensation paid or accrued during the fiscal years ended April 30, 2023 and April 30, 2022 to our NEOs.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	All Other Compensation ($) (5)	Total ($)

Philipp Stratmann	2023	$360,000	$167,400	$319,493	$—	$21,175	$868,068
President and Chief Executive Officer	2022	$344,945	$54,000	$349,269	$116,534	$103,162	$967,910

Robert Powers	2023	$291,200	$90,272	$172,290	$—	$8,736	$562,498
Senior Vice President and Chief Financial Officer	2022	$108,182	$11,667	$284,140	$—	$—	$403,989

Joseph DiPietro	2023	$190,000	$29,450	$30,659	$—	$3,325	$253,434
Principal Accounting Officer, Controller, and Treasurer	2022	$133,076	$6,729	$47,190	$—	$—	$186,995

(1) Salary represents actual salary earned during each fiscal year. The amounts in this column may be different from the amounts listed below under description of employment agreements due to increases in salary levels and mid-year hire dates.

(2) This amount represents bonuses earned by the NEOs for fiscal years 2023 and 2022. For fiscal year 2023 the Compensation Committee awarded bonuses in accordance with performance results. For fiscal year 2022, the Compensation Committee exercised discretion to award bonuses based on OPT’s results of operations and other performance metrics.

(3) The amounts in the “Stock Awards” column are subject to the vesting criteria described above and reflect the aggregate grant date fair value of restricted stock units granted during the year computed in accordance with the provisions of Accounting Standards Codification (ASC) No. 718, “Compensation- Stock Compensation.” The assumptions used in calculating these amounts are incorporated by reference to Note 13 to the financial statements in OPT’s Annual Report on Form 10-K for the year ended April 30, 2023.

(4) The amounts in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of Accounting Standards Codification (ASC) No. 718, “Compensation- Stock Compensation.” The assumptions used in calculating these amounts are incorporated by reference to Note 13 to the financial statements in OPT’s Annual Report on Form 10-K for the year ended April 30, 2023.

(5) For J. Philipp Stratmann in fiscal year 2022, the amount of $103,162 includes $94,124 of relocation expenses and $9,038 for OPT’s matching contributions to the 401(K) Plan. All other amounts in fiscal 2023 were related to OPT’s matching contributions to the 401(K) Plan. For fiscal year 2023 OPT elected to make a discretionary contribution to the 401(K) plan equal to 1.5% of base compensation for all eligible employees. This discretionary contribution is included in the matching contribution to the 401(K) noted above.

56

Employment Agreements

J. Philipp Stratmann – President, Chief Executive Officer, and Director

Effective June 18, 2021, in connection with his appointment as Chief Executive Officer and President, Dr. Stratmann entered into an Employment Agreement with OPT. Pursuant to the Employment Agreement Dr. Stratmann is eligible for an annual, discretionary, performance-based bonus targeted at 75% of base salary on such terms and conditions as may be determined by the Board or its Compensation Committee, and is eligible to receive long-term incentive equity based awards, pursuant to OPT’s 2015 Omnibus Incentive Plan, as amended, subject to such terms and conditions as may be determined by the Board or its Compensation Committee. At the time of signing the Employment Agreement, Dr. Stratmann received a one-time grant of 100,000 restricted stock units that vest, if at all, equally over two years with 1/3 of each vesting based on time and 2/3 of each vesting based on positive total stockholder return. The unvested shares which would have vested based on positive total stockholder return expired on June 18, 2023. Dr. Stratmann will receive an annual base salary of $372,600 for fiscal year 2024.

If he is terminated other than for cause, he will receive 12 months of salary as severance. Dr. Stratmann is also subject to covenants regarding non-competition, non-solicitation, and confidentiality.

Robert Powers - Senior Vice President and Chief Financial Officer

Effective December 13, 2021, in connection with his appointment as Senior Vice President and Chief Financial Officer, Mr. Powers entered into an Employment Agreement with OPT. Pursuant to the Employment Agreement, Mr. Powers is eligible for an annual, discretionary, performance-based bonus targeted at 50% of base salary on such terms and conditions as may be determined by the Board or its Compensation Committee, and is eligible to receive long-term incentive equity based awards, pursuant to OPT’s 2015 Omnibus Incentive Plan, subject to such terms and conditions as may be determined by the Board or its Compensation Committee. Mr. Powers will receive an annual base salary of $301,392 for fiscal 2024.

If Mr. Powers is terminated other than for cause (or Mr. Powers quits for good reason) , he will receive six months of salary as severance. Mr. Powers is also subject to covenants regarding non-competition, non-solicitation, and confidentiality.

Joseph DiPietro – Principal Accounting Officer, Controller, and Treasurer

In connection with his promotion in September 2021, Mr. DiPietro entered into a new employment letter. His annual salary was increased to $190,000 and he is eligible for an annual bonus at a target of 25% of his annual salary. Mr. DiPietro’s will receive an annual base salary of $196,650 for fiscal 2024.

Stock Option and Other Compensation Plans

2015 Omnibus Incentive Plan

On August 17, 2015, our Board approved, subject to the receipt of stockholder approval, the 2015 Plan. On October 22, 2015, the stockholders approved the 2015 Plan, and the 2006 Stock Incentive Plan was terminated.

The 2015 Plan is administered by a committee of the Board, which consists of not fewer than two directors of OPT designated by the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, an “outside director” within the meaning of Section 162(m) of the IRC and, for so long as our Common Stock is listed on the NYSE American, an “independent director” within the meaning of the NYSE American rules. Among other things, the committee administering the 2015 Plan has full power and authority to take all actions and to make all determinations required or provided for under the 2015 Plan, any award under the 2015 Plan or any award agreement under the 2015 Plan, not inconsistent with the specific terms and conditions of the 2015 Plan, which the committee deems to be necessary or appropriate to the administration of the 2015 Plan. The committee administering the 2015 Plan, may amend, modify, or supplement the terms of any outstanding award, provided that no amendment, modification, or supplement of the terms of any outstanding award shall impair a grantee’s rights under an award without the consent of the grantee. The committee administering the 2015 Plan is also authorized to construe the award agreements and may prescribe rules relating to the 2015 Plan. Notwithstanding the foregoing, our full Board will conduct the general administration of the 2015 Plan with respect to all awards granted to our non-employee directors. In addition, in its sole discretion, our Board may at any time and from time to time exercise any and all rights and duties of the committee under the 2015 Plan except with respect to matters which are required to be determined in the sole discretion of the committee under Rule 16b-3 of the Exchange Act or Section 162(m) of the IRC, or any regulations or rules issued thereunder.

57

The 2015 Plan provides for the grant of stock options, SARs, restricted stock awards, restricted stock unit awards and unrestricted stock awards, dividend equivalent rights, performance share awards or other performance-based awards, other equity-based awards or cash to eligible employees, officers and non-employee directors of OPT or any affiliate of OPT, or any consultant or adviser to OPT or an affiliate who is currently providing services to OPT or an affiliate, or to any other individual whose participation in the 2015 Plan is determined to be in the best interests of OPT by the committee administering the 2015 Plan. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2015 Plan. The limitation on the amount of shares of stock issuable under the 2015 Plan is subject to adjustment in the event of certain changes in our capital stock, such as recapitalization, reclassifications, stock splits, reverse stock splits, spin-offs, combinations of our stock, exchanges of our stock and other increases or decreases in our stock without receipt of consideration.

Between October 2015 and December 2022, the stockholders approved a number of amendments to the 2015 Plan each of which increased the number of shares available for grant under the 2015 Plan. On November 15, 2023, our Board approved and adopted an amendment to the 2015 Plan, subject to stockholder approval to increase the number of shares available for grant under the 2015 Plan from 4,382,036 to 7,282,036, to ensure that adequate shares will be available for future grants. That proposal is part of this Proxy Statement (see page 38) and pending for stockholder approval at the 2023 Annual Meeting.

As of April 30, 2023, options to purchase 1,529,185 shares of our Common Stock at a weighted average exercise price of $1.75 were outstanding under our 2015 Plan.

As of April 30, 2023, we had 1,985,994 restricted stock units issued and unvested under our 2015 Omnibus Incentive Plan.

The 2015 Plan will terminate automatically on October 22, 2025, which is ten years after the date on which stockholders approved the 2015 Plan. As of November 24, 2023, there are 583,954 shares available for grant under the 2015 Plan.

2018 Employment Inducement Incentive Award Plan

On January 18, 2018, the Board adopted the Ocean Power Technologies, Inc. Employment Inducement Incentive Award Plan (the “Inducement Plan”) and, subject to the adjustment provisions of the Inducement Plan, reserved 25,000 shares of our Common Stock for issuance pursuant to equity awards granted under the Inducement Plan.

The Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules. In June 2021, OPT transferred its stock listing from Nasdaq to NYSE American, and the Inducement Plan continued in effect. The Inducement Plan provides for the grant of equity-based awards, including restricted stock units, restricted stock, performance shares and performance units, and its terms are substantially similar to OPT’s 2015 Plan, including with respect to treatment of equity awards in the event of a “change in control” as defined under the Inducement Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception.

In accordance with the applicable NYSE American Listing Rules, awards under the Inducement Plan may only be made to individuals not previously employees or non-employee directors of OPT (or following such individuals’ bona fide period of non-employment with OPT), as an inducement material to the individuals’ entry into employment with OPT. An award is any right to receive our Common Stock pursuant to the Inducement Plan, consisting of a performance share award, restricted stock award, a restricted stock unit award or a stock payment award. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the date of its adoption. Any Awards that are outstanding on the Expiration Date, or the date of termination of the Plan (if earlier), shall remain in force according to the terms of the Plan and the applicable Award Agreement. On February 9, 2022, the 2018 Inducement Plan was amended to increase the authorized shares by 250,000 to 275,000. As of November 24, 2023, there were 50,000 shares issued, but not yet vested, and 111,487 shares available for grant under the Inducement Plan.

58

Outstanding Equity Awards at Fiscal Year End Table

The following table contains certain information regarding equity awards held by the named executive officers as of April 30, 2023:

	Option Awards					Stock Awards
Name and Principal Position	Numbers of Shares Underlying Unexercised Options (#) Exercisable	Numbers of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Philipp Stratmann	—	66,667	$0.62	6/18/2031	(1)
President and Chief Executive Officer	9,333	—	$2.93	1/14/2031	(2)
						600,431 (3)	$306,220

Robert Powers	—	—	—	—		374,251 (4)	$190,868
Senior Vice President and Chief Financial Officer

Joseph DiPietro	—	—	—	—		68,079 (5)	$34,720
Principal Accounting Officer, Controller and Treasurer

(1) Represents stock options, with market based conditions, granted on June 18, 2021 relating to an aggregate of 66,667 shares which vest over a two- year period when certain market price targets are met.

(2) Represents stock options granted January 14, 2021 relating to an aggregate of 9,333 shares which vest over a two-year period based on service requirements.

(3) Represents restricted stock units, with market based conditions, (A) granted on June 18, 2021 relating to an aggregate 16,667 of which vest over a two year period when certain market price targets are met, (B) granted on January 14, 2022 relating to an aggregate 147,000 of which vest over a three- year period when certain market price targets are met, and (C) granted on January 19, 2023 relating to an aggregate 436,765 of which vest over a three- year period when certain market price targets are met.

(4) Represents restricted stock units, with market based conditions, (A) granted on December 13, 2021 relating to an aggregate 62,500 of which vest over a two year period when certain market price targets are met, (B) granted on January 14, 2022 relating to an aggregate 76,221 of which vest over a three-year period when certain market price targets are met, and (C) granted on January 19, 2023 relating to an aggregate 235,530 of which vest over a three-year period when certain market price targets are met.

(5) Represents restricted stock units, with market based conditions, (A) granted on January 14, 2022 related to an aggregate 25,667 which vest over a three-year period when certain market price targets are met, (B) granted on January 19, 2023 relating to an aggregate 41,912 of which vest over a three-year period when certain market price targets are met, and (C) granted on July 14, 2022 related to an aggregate of 500 which vest after a one-year period.

59

Potential Payments upon Termination of Employment or Change in Control

The following information sets forth the terms of potential payments to each of our NEOs in the event of a termination of employment. The terms cause, good reason and change of control have the meanings given such terms in the executive’s employment agreement. Mr. DiPietro’s employment agreement does not contain any provision for payments in the event of a termination of employment.

Termination by OPT without Cause; Termination by Executive for Good Reason. Our employment agreement with each of Messer’s. Stratmann and Powers provide, upon the termination of employment other than for cause, or if terminated for good reason, that they have the right to receive severance payments of twelve months of base salary (for Dr. Stratmann) or six months of base salary (for Mr. Powers).

Termination by OPT for Cause; Termination by Executive without Good Reason. Neither Dr. Stratmann nor Mr. Powers is entitled to any benefits in the event of a termination of OPT for cause or by the executive without good reason.

Change in Control. The agreements for Dr. Stratmann and Mr. Powers include a double trigger severance clause. In the event of a termination by OPT in connection with a change of control, or by the executive within 90 days of a change of control, the employment agreements for Dr. Stratmann and Mr. Powers provide for a payment of twelve and three months, respectively, of base salary. The restricted stock unit agreement provides for accelerated stock vesting upon a change in control.

Termination upon Failure to Renew by OPT. In the event that OPT elects not to renew the employment agreement, and the executive terminates their employment within 30 days of notice of non-renewal, the employment agreements for Dr. Stratmann and Mr. Powers provide for a payment of twelve and three months, respectively, of base salary.

Qualifying retirement. Under our restricted stock unit agreements with the NEOs, upon a Qualifying Retirement, 50% of unvested restricted shares will vest immediately. A “Qualifying Retirement” means retirement by the recipient after satisfaction of the conditions in either clause (A) or clause (B): (A) the recipient has both (1) attained the age of 55 and (2) completed at least ten years of employment with OPT; or (B) the sum of the recipient’s age plus the number of years he or she has been employed by OPT equals or exceeds 75 years. In addition, the agreements of Messrs. Stratmann and Powers extend the exercisability of vested options to 90 days after any termination event.

60

Pay vs Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and in accordance with Item 402(v) of Regulation S-K, the table below sets forth information about the relationship between compensation actually paid to our NEOs, calculated in accordance with SEC regulations, and certain financial performance measures of the Company for fiscal years 2023, 2022 and 2021.

Fiscal Year	Summary Compensation Table Total for Current PEO (Stratmann)[1]	Summary Compensation Table Total for Former PEO (Kirby)[1]	Compensation Actually Paid to Current PEO (Stratmann)[1]	Compensation Actually Paid to Former PEO (Kirby)[1]	Average Summary Compensation Total for Non-PEO NEOs[1]	Average Compensation Actually Paid to Non-PEO NEOs[1]	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income (millions)
2023	$868,068	$—	$477,551	$—	$407,966	$284,986	$48	$(26,326,062)
2022	$967,910	$505,480	$502,107	$505,480	$237,143	$126,700	$42	$(18,874,649)
2021	$—	$826,230	$—	$451,311	$504,440	$288,577	$558	$(14,759,793)

(1) Amounts represent compensation actually paid to our PEOs and the average compensation actually paid to our Non-PEO NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Fiscal Year	PEO(s)	Non-PEO NEOs
2023	Philip Stratmann	Robert Powers, Joseph DiPietro
2022	Philip Stratmann; George H. Kirby III(a)	Robert Powers, Joseph DiPietro
2021	George H. Kirby III	Matthew T. Shafer

(a) Effective June 18, 2021, Mr. Stratmann was appointed as our PEO upon the resignation of Mr. Kirby.

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year (“FY”), as adjusted as follows:

	2021		2022			2023
Equity Adjustments(a)	PEO (Kirby)	Average Non-PEO NEOs	PEO (Kirby)	PEO (Stratmann)	Average Non-PEO NEOs	PEO (Stratmann)	Average Non-PEO NEOs
Summary Compensation Table Total	$826,230	$504,440	$505,480	$967,910	$237,143	$868,068	$407,966
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$(374,919)	$(215,863)	$—	$(465,803)	$(110,443)	$(319,493)	$(101,475)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$—	$—	$—	$—	$—	$—	$—
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	$—	$—	$—	$—	$—	$—	$—
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	$—	$—	$—	$—	$—	$—	$—
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	$—	$—	$—	$—	$—	$(43,514)	$(11,971)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	$—	$—	$—	$—	$—	$(27,510)	$(9,534)
Increase based on Incremental Fair Value of Options Modified during Applicable FY	$—	$—	$—	$—	$—	$—	$—
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	$—	$—	$—	$—	$—	$—	$—
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	$—	$—	$—	$—	$—	$—	$—
Total Equity Adjustments	$(374,919)	$(215,863)	$—	$(465,803)	$(110,443)	$(390,517)	$(122,980)
Compensation Actually Paid	$451,311	$288,577	$505,480	$502,107	$126,700	$477,551	$284,986

(a) Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (1) for performance stock units (and RSUs, if any), the average of the high and low values of our common stock on applicable year-end date(s) or, in the case of vesting dates, the closing price on the applicable vesting date(s) multiplied by the probability of achievement as of the applicable date, and (2) for stock options, a value derived using the Black-Scholes option pricing model and the present value of dividends we expect to pay over the expected term of the award as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value of such stock options for financial statement purposes modified to obtain the values as of the relevant valuation dates. The Black-Scholes option pricing model assumptions were determined as follows: a) the average of the high and low values of our common stock on the applicable valuation date as of the current market price, b) in the case of in the money options, an expected term equal to the original ratio of expected term relative to the contractual term multiplied times the remaining term as of the applicable valuation date, and in the case of underwater stock options, an expected term set equal to the remaining term of the award, c) volatility based on the historical volatility of our stock price over a period equal to the expected term, and d) risk-free interest rates based on the implied yield on recently-issued U.S. Treasury zero-coupon bonds with a term comparable to the expected term. In all cases, these amounts were calculated in accordance with Accounting Standards Codification Topic No. 718, Compensation – Stock Compensation. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2023 and prior fiscal years.

61

PROPOSAL FIVE

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION PRACTICES

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Consistent with our stockholders’ preference expressed in voting at the 2011 Annual Meeting of Stockholders, the Board determined that an advisory vote on the compensation of our NEOs will be conducted every year. In this proposal we are asking stockholders to approve the following advisory resolution at the 2023 Annual Meeting:

RESOLVED, that the compensation paid to OPT’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in OPT’s proxy statement for its 2023 Annual Meeting of Stockholders, is hereby APPROVED.

The Board unanimously recommends a vote FOR this resolution because it believes that the policies and practices described in the Executive Compensation section are effective in achieving our goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of our stockholders and motivating our executives to remain with us for long and productive careers. Named executive officer compensation over the past two years reflects amounts of cash and equity compensation consistent with our stated goals and objectives. We urge stockholders to read the Executive Compensation section beginning on page 50 of this proxy statement, including the 2023 Summary Compensation Table and related tables and narrative, appearing on pages 56 through 61 which provide information on our compensation policies and practices and the compensation of our NEOs.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is nonbinding on the Board. Although nonbinding, the Board will review and consider the voting results when evaluating our executive compensation program.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

OTHER MATTERS

Solicitation of Proxies

The solicitation of proxies pursuant to this Proxy Statement is being made on behalf of the Board. Proxies may be solicited by mail, facsimile, telephone, email, internet, including social media, other electronic means, in person, and by advertisements. As a result of the potential proxy solicitation by Paragon, we may incur additional costs in connection with our solicitation of proxies. OPT has retained Morrow Sodali, a proxy solicitation firm, to assist OPT with the solicitation of proxies. Under our agreement with Morrow Sodali, Morrow Sodali will receive a fee of up to $100,000 plus the reimbursement of reasonable expenses. Morrow Sodali expects that approximately twenty (20) of its employees will assist in OPT’s solicitation of proxies. In addition, officers, directors, and certain other regular employees of OPT named herein may solicit proxies as part of their duties in the normal course of their employment without any additional compensation.

OPT will bear the costs of calling and holding the 2023 Annual Meeting and its, the Board’s, and its other participants’ solicitation of proxies therefor as well as all costs incurred by OPT to respond to Paragon’s numerous actions in connection with its efforts to gain control of the Board and, ultimately OPT.

These costs to be borne by OPT will include OPT’s expenses related to (i) responding to Paragon’s initial request on May 19, 2023 to have its three (3) directors added to our six-member Board, (ii) responding to Paragon’s request for an exemption from the Tax Benefits Preservation Plan so that it could purchase up to 19.9% of the Common Stock without triggering the dilution that would otherwise apply to the holder of 4.9% or more of the Common Stock, (iii) responding to Paragon’s Purported Nominating Notice and the proxy contest threatened thereby seeking control of the OPT Board and, ultimately, OPT, (iv) defending against the lawsuit Paragon filed against OPT in the Delaware Court of Chancery on July 27, 2023 to enforce its Section 220 inspection demand for access to OPT’s confidential books and records, and (v) defending against the lawsuit Paragon filed against OPT and the Board in the Delaware Court of Chancery on October 9, 2023 alleging claims for breach of fiduciary duty and seeking declaratory and injunctive relief. These expenses are expected to include, but are not limited to, fees of outside corporate, securities, and litigation counsel and other advisors to advise OPT in connection with the actions of Paragon described in the preceding sentence and our solicitation of proxies; additional fees payable to our proxy solicitor; and the costs of retaining an independent inspector of elections, which was specifically requested by Paragon.

62

Other costs to be borne by OPT will include OPT’s expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and beneficial owners and reimbursements paid to brokerage firms, banks, and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to OPT’s stockholders and obtaining voting instructions from beneficial owners.

Excluding amounts normally expended by OPT for a solicitation for an election of directors in the absence of a proxy contest and costs represented by salaries and wages of OPT’s employees and officers, our aggregate expenses, including those of Morrow Sodali, related to our response to Paragon, our defense against Paragon’s two litigation matters, and our solicitation of proxies for the 2023 Annual Meeting are expected to be approximately $2.9 million, of which approximately $1.6 million has been incurred as of the date of this Proxy Statement.

Deadlines for Notice of Stockholder Actions to be Considered at the 2024 Annual Meeting

Stockholder Proposals

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at OPT’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, Rule 14a-8 stockholder proposals must be received by OPT’s Corporate Secretary at OPT’s principal executive officers (located at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831) no later than August 8, 2024.

Any stockholder of record of OPT who desires to submit a proposal of business (other than stockholder proposals in accordance with Rule 14a-8) for action at the 2024 Annual Meeting must deliver written notice of an intent to make such proposal of business to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831 no earlier than October 3, 2024 and no later than November 2, 2024. However, if the date of the 2024 Annual Meeting is more than twenty (20) days before or sixty (60) days after the first anniversary of the date of the 2023 Annual Meeting, then such notice must be delivered to OPT’s Corporate Secretary no later than the close of business on the later of (A) the ninetieth (90th) day prior to the 2024 Annual Meeting and (B) the tenth (10th) day following the day on which notice of the date of the 2024 Annual Meeting was mailed or public disclosure of the date of the 2024 Annual Meeting was made, whichever first occurs). Any such notice must also comply with the timing, disclosure, procedural, and other requirements as set forth in the OPT Bylaws.

Stockholder Nominations for Director Candidates

Any stockholder of record of OPT who desires to nominate one or more director candidates at the 2024 Annual Meeting must deliver written notice of an intent to make such director nomination to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831 no earlier than October 3, 2024 and no later than November 2, 2024. However, if the date of the 2024 Annual Meeting is more than twenty (20) days before or sixty (60) days after the first anniversary of the date of the 2023 Annual Meeting, then such notice must be delivered to OPT’s Corporate Secretary no later than the close of business on the later of (A) the ninetieth (90th) day prior to the 2024 Annual Meeting and (B) the tenth (10th) day following the day on which notice of the date of the 2024 Annual Meeting was mailed or public disclosure of the date of the 2024 Annual Meeting was made, whichever first occurs). Any such notice must also comply with the timing, disclosure, procedural, and other requirements as set forth in the OPT Bylaws.

In addition to satisfying the requirements under the OPT Bylaws described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in accordance with the time period set forth immediately above for providing notice of stockholder nominations for director candidates.

63

Annual Report

Our 2023 Annual Report is being furnished together with this Proxy Statement. The 2023 Annual Report contains our consolidated financial statements for our fiscal year ended April 30, 2023 and the report thereon of EisnerAmper LLP, which was our independent registered public accounting firm when the audit of our consolidated financial statements for fiscal year 2023 was issued.

Our 2023 Annual Report does not constitute, and should not be considered, a part of our proxy solicitation materials. Stockholders can review and download a copy of our 2023 Annual Report by accessing our website, https://investors.oceanpowertechnologies.com/financial-information/sec-filings, or stockholders may request paper copies, without charge, by writing to Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831. OPT’s filings with the SEC also are available to the public at the SEC’s website at www.sec.gov. The information on OPT’s website and the SEC’s website are not part of this Proxy Statement.

Householding of Annual Meeting Materials

We have adopted the cost saving practice of “householding” proxy statements and annual reports. Some banks, brokers and other nominee record holders are also “householding” the proxy statements and annual reports for their customers. This means that only one copy of our proxy statement, WHITE proxy card or annual report may have been sent to multiple stockholders in your household.

We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, Attention: Secretary or (609) 730-0400. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement includes forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction, or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. OPT’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks, uncertainties, and other factors. OPT urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

This Proxy Statement is dated November 28, 2023. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary. Except as required by law, OPT does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Nicholas Day
Nicholas Day
General Counsel and Secretary

Dated: November 28, 2023

64

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” OF OUR BOARD’S NOMINEES (TERENCE J. CRYAN, J. PHILIPP STRATMANN, CLYDE W. HEWLETT, NATALIE LORENZ-ANDERSON, DIANA G. PURCEL, AND PETER E. SLAIBY) ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, AND “FOR” PROPOSAL 5.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

WE URGE YOU TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW MANY SHARES YOU OWN.

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR VOTING INSTRUCTION FORM

SENT TO YOU BY PARAGON

65

IMPORTANT!

PLEASE VOTE THE WHITE PROXY CARD TODAY!

Remember, you can vote your shares by telephone or via the Internet.

Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting

If you have any questions or require any assistance in voting your shares, please call:

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: OPT@investor.MorrowSodali.com

66

ANNEX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain officers of OPT are “participants” with respect to OPT’s solicitation of proxies in connection with the 2023 Annual Meeting. The following sets forth certain information about the persons who are “participants.”

Directors and Nominees

The following table sets forth the names of our current directors and the Board’s nominees, as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of such directors and nominees is carried on. The principal occupations or employment of our current directors and the Board’s nominees are set forth under the heading “Proposal 1 – Election of Directors” in this Proxy Statement. The business address for our current directors and director nominees is c/o Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

Name

Terence J. Cryan

J. Philipp Stratmann

Natalie Lorenz-Anderson

Clyde W. Hewlett

Diana G. Purcel

Peter E. Slaiby

Certain Officers

The following table sets forth the name and principal occupation of OPT’s officers (other than J. Philipp Stratman who is included above as a director) who are “participants.” The principal occupation refers to such person’s position with OPT, and the business address of each such person is c/o Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

Name	Present Principal Occupation

Robert	Powers Senior Vice President and Chief Financial Officer

Joseph	DiPietro Principal Accounting Officer, Corporate Controller, and Treasurer,

Matthew	Burdyny Chief Commercial Officer

Information Regarding Ownership of OPT’s Securities by Participants

The number of OPT’s securities beneficially owned by the directors and named executive officers, including those who are “participants” in our solicitation of proxies, as of the Record Date is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

A-1

Information Regarding Transactions in OPT’s Securities by Participants

The following table sets forth information regarding purchases and sales of OPT’s securities by the by the persons listed above under “Directors and Nominees” and “Certain Officers” in this Annex A within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

	OPT Securities Purchased or Sold
	(November 28, 2021 through November 28, 2023)
Name	Transaction Date	Number of Securities	Transaction Description
Philipp Stratmann	June 20, 2023	3,766.00	Sale of shares to satisfy tax liability in accordance with Rule 16b-3
Philipp Stratmann	September 15, 2023	12,115	Open market purchase
Terence Cryan	September 15, 2023	30,000	Open market purchase
Terence Cryan	September 18, 2023	15,000	Open market purchase
Robert Powers	September 18, 2023	12,345	Open market purchase
Peter Slaiby	September 28, 2023	25,000	Open market purchase

Miscellaneous Information Regarding Participants

Except as described in this Annex A or in this Proxy Statement, to the knowledge of OPT:

●	Neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since the beginning of OPT’s last fiscal year or has knowledge of any current proposed transaction or series of proposed transactions (i) to which OPT or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds the lesser of $120,000 or 1% of the average of OPT’s total assets at year-end for the last two completed fiscal years and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest.

●	No participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of OPT or any securities of any subsidiary of OPT, and no participant owns any securities of OPT of record but not beneficially.

●	No participant has purchased or sold any securities of OPT within the past two years.

●	No participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by OPT or any of its affiliates or with respect to or any future transactions to which OPT or any of its affiliates will or may be a party.

●	There are no contracts, arrangements or understandings by any participant or Participant Affiliate presently, nor have there been any within the past year, with any person with respect to any securities of OPT, including, but not limited to, joint ventures, loan, or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

●	No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2023 Annual Meeting other than an interest, if any, as a stockholder of OPT or, with respect to each of the Board’s nominees, as a nominee for director.

●	Excluding any director or executive officer of OPT acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2023 Annual Meeting other than an interest, if any, as a stockholder of OPT or, with respect to each of the Board’s nominees, as a nominee for director.

Other Information

●	There are no material proceedings to which any director or executive officer of OPT, or any of their associates is a party adverse to, or has a material interest adverse to, OPT or any of its subsidiaries.

●	Based on representations made to OPT by the participants, no participant has been the subject of a criminal conviction (excluding traffic violations or similar misdemeanors) within the last 10 years.

●	There are no family relationships between any directors of OPT, the Board’s nominees, and the executive officers of OPT.

A-2

ANNEX B

SEVENTH AMENDMENT TO THE

OCEAN POWER TECHNOLOGIES, INC.

2015 OMNIBUS INCENTIVE PLAN

WHEREAS, Ocean Power Technologies, Inc. (the “Company”) previously adopted the Ocean Power Technologies, Inc. 2015 Omnibus Incentive Plan effective October 22, 2015 (the “2015 Plan”) and previously amended the 2015 Plan effective October 21, 2016, December 7, 2018, December 20, 2019, December 23, 2020, December 13, 2021, and December 14, 2022; and

WHEREAS, the Board of Directors of OPT has authorized an amendment of the 2015 Plan to increase the number of shares authorized for Awards thereunder from 4,382,036 shares to 7,282,036 shares.

NOW, THEREFORE, effective as of November 15, 2023, 2023, subject to approval by OPT’s stockholders within twelve (12) months of the effective date of this Amendment, Sections 4.1 and 6.2 of the Plan are amended to replace the number 4,382,036 with the number 7,282,036.

IN WITNESS WHEREOF, OPT has caused this Amendment to the Plan to be duly executed in its name and on its behalf by its duly authorized officer.

OCEAN POWER TECHNOLOGIES, INC.

By:	/s/ J. Philipp Stratmann
Name:	J. Philipp Stratmann
Title:	President & Chief Executive Officer

B-1

ANNEX C

SECTION 382 TAX BENEFITS PRESERVATION PLAN, DATED AS OF JUNE 29, 2023,

BY AND BETWEEN OCEAN POWER TECHNOLOGIES, INC. AND

COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT

SECTION 382 TAX BENEFITS PRESERVATION PLAN

by and between

OCEAN POWER TECHNOLOGIES, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent

Dated as of June 29, 2023

Exhibit A – Form of Certificate of Designations of Series A Participating Preferred Stock

Exhibit B – Form of Right Certificate

Exhibit C – Form of Summary of Rights

-i-

SECTION 382 TAX BENEFITS PRESERVATION PLAN

SECTION 382 TAX BENEFITS PRESERVATION PLAN (as the same may be amended, extended, or renewed from time to time, this “Agreement”), dated as of June 29, 2023, between Ocean Power Technologies, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”).

RECITALS:

WHEREAS, the Company and certain of its Subsidiaries (as hereinafter defined) have generated certain Tax Benefits (as hereinafter defined) for United States federal income tax purposes which the Company views as valuable assets of the Company;

WHEREAS, if the Company experiences an “ownership change,” within the meaning of Section 382 (as hereinafter defined), and the Treasury Regulations (as hereinafter defined) promulgated thereunder, its ability to utilize such Tax Benefits could be substantially limited or lost altogether;

WHEREAS, the Company desires to avoid an “ownership change” and, thereby, preserve its ability to utilize such Tax Benefits;

WHEREAS, the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of its Tax Benefits on the terms and conditions set forth herein; and

WHEREAS, in furtherance of the foregoing objectives, the Company desires to enter into this Agreement and, accordingly, on June 29, 2023, the Board of Directors of the Company (the “Board”) (i) approved this Agreement, (ii) authorized and declared a dividend distribution of one preferred stock purchase right (each, a “Right” and collectively, the “Rights”) for each share of the Common Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined herein) on July 11, 2023 (the “Record Date”), each Right initially representing the right to purchase, upon the terms and subject to the conditions herein, one one-thousandth (subject to adjustment in accordance with the provisions of this Agreement) of a share of Preferred Stock (as defined below) of the Company (each one one-thousandth of a share of Preferred Stock, a “Unit”), and (iii) further authorized and directed the issuance, upon the terms and subject to the conditions herein, of one Right (subject to adjustment in accordance with the provisions of this Agreement) with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earlier of the Distribution Date, the Expiration Date, or the Final Expiration Date (each as defined herein) (or thereafter in accordance with Section 21 hereof).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(a) “Acquiring Person” means any Person who or which, together with all Affiliates and Associates of such Person, from and after the first public announcement by the Company of the adoption of this Agreement, is or becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, as calculated pursuant hereto, whether or not such Person continues to be the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company, but shall not include:

(i) any Exempt Person;

(ii) any Existing Holder unless and until such Existing Holder acquires Beneficial Ownership of any additional shares of Common Stock of the Company after the first public announcement by the Company of the adoption of this Agreement (other than any increase pursuant to or as a result of (A) a stock split, reverse stock split, stock dividend, reclassification, or similar transaction effected by the Company in which all registered holders of shares of Common Stock are treated substantially equally, (B) the grant or issuance by the Company to its directors, officers, and employees of options, warrants, convertible instruments, rights or similar interests to acquire shares of Common Stock pursuant to any employee benefit plan, stock incentive plan, stock option plan or stock ownership plan of the Company adopted by the Board, and the subsequent vesting, exercise or conversion of such options, warrants, rights or similar interests, or (C) the grant or issuance by the Company to its directors, officers, and employees of shares of restricted Common Stock or restricted stock units and the subsequent vesting of such shares or stock units, pursuant to a restricted stock or other benefits or compensation plan or arrangement adopted by the Board), unless upon acquiring Beneficial Ownership of such additional shares of Common Stock, such Existing Holder does not Beneficially Own 4.99% or more of the shares of Common Stock then outstanding;

(iii) any Person who becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding solely as a result of the initial grant or vesting of any options, warrants, rights, or similar interests (including restricted shares and restricted stock units) by the Company to its directors, officers, and employees pursuant to any employee benefit or stock ownership plan of the Company, or the acquisition of shares of Common Stock of the Company upon the exercise or conversion of any such securities so granted;

(iv) any Person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed, or established by the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company Beneficially Owned by such Person to 4.99% or more of the shares of Common Stock of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding by reason of acquisition of shares by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed, or established by the Company for or pursuant to the terms of any such plan) and shall, after the first public announcement by the Company of such share acquisitions by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed, or established by the Company for or pursuant to the terms of any such plan), become the Beneficial Owner of any additional shares (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification, or similar transaction effected by the Company) of Common Stock of the Company and immediately thereafter is the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, then such Person shall be an Acquiring Person;

2

(v) any Person who or which, within five (5) Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person had become the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person,” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock, but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), and who or which thereafter within five (5) Business Days following such certification reduces such Person’s Beneficial Ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the Person requested to so certify fails to do so within five (5) Business Days or breaches or violates such certification, then such Person shall become an Acquiring Person immediately after such five (5) Business Day period or such breach or violation, or (y) if the Person fails to reduce Beneficial Ownership to less than 4.99% within five (5) Business Days following such certification, then such Person shall become an Acquiring Person immediately after such five (5) Business Day period; or

(vi) any Person that is a bona fide swaps dealer who has become an “Acquiring Person” as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement or otherwise seeking to control or influence the management or policies of the Company

Notwithstanding the foregoing, no Person shall be an Acquiring Person if the Board shall have affirmatively determined, in its sole and absolute discretion, prior to or after the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person, for so long as such Person complies with any limitations or conditions required by the Board in making such determination.

Notwithstanding the foregoing, no regulated investment company under Section 851 of the Code shall be deemed to be an Acquiring Person, unless the Board determines, in its reasonable discretion, that such regulated investment company is deemed to Beneficially Own more than 4.99% or more of the shares of Common Stock of the Company then outstanding under the applicable standards of Treasury Regulation 1.382-3(a). In determining whether any regulated investment company is an Acquiring Person, the filing of a statement under Section 13 of the Exchange Act with respect to such regulated investment company shall not be deemed to establish that such regulated investment company has acquired Beneficial Ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding; provided, that the Board shall be entitled to rely upon any such filing unless such regulated investment company provides information that permits the Board to conclude, in its reasonable discretion, that such regulated investment company has not acquired Beneficial Ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding pursuant to the standards of Treasury Regulation 1.382-3.

3

In determining whether a Person owns 4.99% or more of the shares of Common Stock of the Company then outstanding, for all purposes of this Agreement, all of the Common Stock of the Company Beneficially Owned by such Person shall be taken into account in the numerator and, for purposes of the denominator, any calculation of the number of shares of Common Stock outstanding at any particular time shall be made pursuant to and in accordance with Section 382 and the Treasury Regulations promulgated thereunder. Without limiting the foregoing, any Person shall be treated as the Beneficial Owner of 4.99% or more shares of the Common Stock of the Company then outstanding if, in the determination of the Board, that Person would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382). Notwithstanding anything to the contrary set forth herein, any shares of Common Stock of which a Person or any Affiliate or Associate of such Person becomes the Beneficial Owner pursuant to an equity compensation award granted to such Person by the Company or as a result of an adjustment by the Company to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof shall, solely for purposes of determining the number of shares of Common Stock of which such Person or any Affiliate or Associate of such Person is the Beneficial Owner at any time, not be included in the calculation of the number of shares of Common Stock outstanding.

(b) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person (other than an Exempt Person or an Existing Holder), any other Person whose Common Stock would be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such first Person or owned by a single “entity” pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d) “Appropriate Officers” shall mean the Company’s Chairperson of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer, General Counsel, Secretary, or any Vice President or Assistant Secretary.

(e) A Person shall be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates (A) directly or indirectly has the right to vote or dispose of, alone or in concert with others, or (B) is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, including, with respect to both clause (A) and clause (B), pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock, except to the extent the acquisition or transfer of such rights, options or warrants would reasonably be expected to result in the rights, options or warrants being treated as exercised on the date of their acquisition or transfer under Section 382;

4

(ii) which such Person or any of such Person’s Affiliates or Associates owns, directly or indirectly, or has the legal, equitable or contractual right to acquire (whether directly or indirectly and whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition, or otherwise) pursuant to any agreement, arrangement or understanding, whether or not in writing, (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act), or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (including, without limitation, within the meaning of Section 382) or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) any shares of Common Stock by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such shares of Common Stock, except to the extent that upon the issuance, acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations, (B) securities tendered pursuant to a tender offer or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (C) securities issuable upon the exercise or exchange of Rights;

(iii) which are owned, directly or indirectly, by any other Person, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding, whether or not in writing, with such other Person or any of such other Person’s Affiliates or Associates for the purpose of acquiring, holding, voting or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; or

5

(iv) to the extent not included within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of securities, if such Person would be deemed to constructively own such securities pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, such Person owns such securities pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or such securities are otherwise aggregated with securities owned by such Person, pursuant to the provisions of Section 382;

provided, however, that (i) a Person will not be deemed the Beneficial Owner of, to have Beneficial Ownership of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement, or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; (ii) nothing in this definition will cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of forty (40) calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case; (iii) notwithstanding anything in this Agreement to the contrary, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any securities if (A) such securities would not be deemed constructively or otherwise owned by, or otherwise aggregated with securities owned by, such Person, and (B) such securities would not be deemed constructively or otherwise owned by a single “entity,” in each case, for purposes of Section 382; (iv) no Person who is an officer, director, or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned,” including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person; and (v) a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to Beneficially Own pursuant to this Section 1(d) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement and any such tender, voting, or support agreement entered into in connection therewith.

(f) “Board” shall have the meaning set forth in the recitals to this Agreement and also includes any authorized committee thereof.

(g) “Book Entry Shares” shall have the meaning set forth in Section 3(a).

(h) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close; provided, however, that banks shall not be deemed to be authorized or obligated to be closed due to a “shelter in place,” “non-essential employee,” or similar closure of physical branch locations at the direction of any governmental authority if such banks’ electronic funds transfer systems (including for wire transfers) are open for use by customers on such day.

(i) “Certificate of Designations” shall mean the Certificate of Designations of the Series A Participating Preferred Stock of the Company adopted contemporaneously with the approval of this Agreement and attached hereto as Exhibit A, as the same may hereafter be amended or restated

(j) “Certificate of Incorporation” shall mean the Restated Certificate of Incorporation of the Company, as amended, and as may be amended or restated from time to time, as filed with the Office of the Secretary of State of the State of Delaware, and together with the Certificate of Designations.

6

(k) “Close of Business” on any given date shall mean 5:00 P.M. New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(l) “Code” shall mean the Internal Revenue Code of 1986 as amended.

(m) “Common Stock,” when used with reference to the Company, shall mean the common stock (presently $0.001 par value per share) of the Company. “Common Stock,” when used with reference to any Person other than the Company, shall mean shares of the capital stock with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the entity which ultimately controls such first-mentioned Person. “Common Stock,” when used with reference to any Person not organized in corporate form, shall mean units of beneficial interest which (x) represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) are entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, have the power to remove the general partner or partners.

(n) “Company” shall have the meaning set forth in the preamble.

(o) “Current Market Price” shall have the meaning set forth in Section 11(d).

(p) “Current Value” shall have the meaning set forth in Section 11(a)(iii).

(q) “Distribution Date” shall mean the earlier to occur of (i) the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date (or, if the tenth (10th) calendar day after the Stock Acquisition Date occurs before the Record Date, then the Close of Business on the Record Date), or (ii) the Close of Business on the tenth (10th) calendar day (or, if such tenth (10th) calendar day occurs before the Record Date, then the Close of Business on the Record Date) after the date of the commencement (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act) by any Person (other than an Exempt Person) of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer, upon the successful consummation of which any Person (other than an Exempt Person) would become an Acquiring Person; provided, however, that if a tender or exchange offer is canceled, terminated, or otherwise withdrawn prior to the occurrence of a Distribution Date without the purchase or exchange of any Common Shares pursuant thereto, then no Distribution Date shall occur as a result of such tender or exchange offer. Prior to the occurrence of a Distribution Date specified as a result of an event described in clause (i) or (ii) of the preceding sentence (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (i) or (ii) of the preceding sentence.

(r) “Equivalent Preferred Securities” shall have the meaning set forth in Section 11(b).

(s) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

7

(t) “Exchange Determination” shall have the meaning set forth in Section 23.

(u) “Exchange Ratio” shall have the meaning set forth in Section 23.

(v) “Excess Exchange Shares” shall have the meaning set forth in Section 23.

(w) “Exempt Person” shall mean (i) the Company or any Subsidiary of the Company, in each case including, without limitation, the officers and members of the board of directors thereof acting solely in their fiduciary capacity, (ii) any Person organized, appointed, directed, or established by the Company that acquires or holds shares of Common Stock of the Company, as an agent acting for, or on behalf of, the Company, in connection with any stock repurchase program approved by the Board, (iii) any employee benefit plan of the Company or any Subsidiary of the Company or any Person organized, appointed, directed, or established by the Company, that acquires or holds shares of Common Stock of the Company, for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (iv) any Person who the Board determines, in its sole and absolute discretion, prior to the time such Person would otherwise be an Acquiring Person, should be permitted to become the Beneficial Owner of up to a number of shares of Common Stock, or a percentage of the shares of Common Stock outstanding, as such amount or percentage, as the case may be, is determined by the Board in its sole and absolute discretion (such amount or percentage, the “Exempted Amount”), and who should be exempted from being an Acquiring Person, unless and until such Person acquires Beneficial Ownership of shares of Common Stock of the Company in excess of the Exempted Amount (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification, or similar transaction effected by the Company) in which case such Person shall become an Acquiring Person; provided, however, that the Board may make such exemption subject to such terms and conditions, if any, which the Board may determine in its sole and absolute discretion; provided, further, that any Person will cease to be an Exempt Person if the Board, in its sole and absolute discretion, makes a determination that such Person’s Beneficial Ownership would, notwithstanding any prior determination to the contrary, jeopardize or endanger the value or availability to the Company of the Tax Benefits or otherwise be contrary to the best interests of the Company, and (v) any Person who is a transferee from the estate of an Exempt Person and who receives Common Stock of the Company as a bequest or inheritance from such Exempt Person, but only for so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock of the Company.

(x) “Exemption Request” shall have the meaning set forth in Section 27.

(y) “Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Agreement by the Company, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding.

8

(z) “Expiration Date” shall mean the earliest of (i) the date on which all of the Rights are redeemed as provided in Section 22, (ii) the date on which the Rights are exchanged as provided in Section 23, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board, in its sole and absolute discretion, determines will provide protection for the Company’s Tax Benefits similar to that provided by this Agreement, (iv) the effective time of the repeal of Section 382 (but excluding the repeal or withdrawal of any Treasury Regulations thereunder), or any other change, if the Board determines, in its sole and absolute discretion, that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) such time that the Board determines, in its sole and absolute discretion, that this Agreement is no longer necessary to preserve the Tax Benefits, (vi) the beginning of a taxable year of the Company to which the Board determines, in its sole and absolute discretion, that no Tax Benefits may be carried forward, and (vii) such time that the Board determines, in its sole and absolute discretion, prior to the time any Person becomes an Acquiring Person, that this Agreement and the Rights are no longer in the best interests of the Company and its stockholders.

(aa) “Final Expiration Date” shall mean the Close of Business on June 29, 2026.

(bb) “General Rules and Regulations” shall mean Part 240, Subpart A—Rules and Regulations under the Exchange Act.

(cc) “NASDAQ” shall mean the NASDAQ Stock Market or any of its listing venues.

(dd) “NYSE” shall mean the New York Stock Exchange.

(ee) “NYSE American” shall mean the NYSE American Stock Exchange.

(ff) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate, or other entity, or any group of persons making a “coordinated acquisition” of shares of Common Stock or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise for purposes of Section 382, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity.

(gg) “Preferred Stock” shall mean shares of Series A Participating Preferred Stock, par value $0.001 per share, of the Company having the voting powers, designations, preferences, limitations, and rights described in the Certificate of Designations set forth in Exhibit A hereto, as the same may be amended from time to time, and, to the extent that there are not a sufficient number of shares of Series A Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Participating Preferred Stock.

(hh) “Purchase Price” shall have the meaning set forth in Section 7(b).

(ii) “Record Date” shall have the meaning set forth in the recitals.

(jj) “Redemption Period” shall have the meaning set forth in Section 22(a).

(kk) “Redemption Price” shall have the meaning set forth in Section 22(a).

(ll) “Redemption Date” has the meaning set forth in Section 22(b).

9

(mm) “Requesting Person” shall have the meaning set forth in Section 27.

(nn) “Right” shall have the meaning set forth in the recitals.

(oo) “Rights Agent” shall have the meaning set forth in the preamble.

(pp) “Right Certificate” shall have the meaning set forth in Section 3(a).

(qq) “Schedule 13D” shall mean a statement on Schedule 13D pursuant to Rule 13d-1(a), 13d-1(e), 13d-1(f) or 13d-1(g) of the General Rules and Regulations under the Exchange Act as in effect at the time of the public announcement of the declaration of the Rights dividend with respect to the shares of Common Stock Beneficially Owned by the Person filing such statement.

(rr) “SEC” shall mean the U.S. Securities and Exchange Commission and any successor agency or instrumentality of the United States government.

(ss) “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii).

(tt) “Section 382” shall mean Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(uu) “Securities Act” shall mean the Securities Act of 1933, as amended.

(vv) “Share Equivalents” shall have the meaning set forth in Section 11(a)(iii).

(ww) “Signature Guarantee” shall have the meaning set forth in Section 6(a).

(xx) “Stock Acquisition Date” shall mean the earliest of the date of (i) the public announcement by the Company or an Acquiring Person indicating that an Acquiring Person has become an Acquiring Person (which, for purposes of this definition, shall include, without limitation, the filing of a report or an amendment thereto with the SEC pursuant to the Exchange Act or pursuant to a comparable successor statute), (ii) the public disclosure of facts by the Company or an Acquiring Person that reveals the existence of an Acquiring Person or indicating that an Acquiring Person has become an Acquiring Person, and (iii) the Board becoming aware of the existence of an Acquiring Person; provided that, if such Person is determined by the Board, in its sole and absolute discretion, not to be or have become an Acquiring Person, then no Stock Acquisition Date shall be deemed to have occurred.

(yy) “Subsidiary” of a Person shall mean any corporation or other entity of which an amount of voting securities (or other ownership interests having ordinary voting power) sufficient to elect or appoint a majority of the board of directors or other persons performing similar functions are Beneficially Owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

(zz) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

10

(aaa) “Summary of Rights” shall have the meaning set forth in Section 3(c).

(bbb) “Tax Benefits” shall mean the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, Section 163(j) deferred interest carryovers, and foreign tax credit carryforwards, as well as any loss or deduction (whether actual or prospective) attributable to a “net unrealized built-in loss” within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any direct or indirect Subsidiary thereof.

(ccc) “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of such stock or units of other securities are listed or admitted to trading is open for the transaction of business or, if the shares of such stock or other units of such security are not listed or admitted to trading on any national securities exchange, a Business Day; provided that any national securities exchange shall be deemed to be open for the transaction of business if electronic auctions are open on such day regardless of the closure of physical locations; and (ii) if such security is not so listed or admitted, a Business Day.

(ddd) “Treasury Regulations” shall mean final and temporary (but not proposed) regulations of the U.S. Department of the Treasury promulgated under the Code, as such regulations may be amended from time to time.

(eee) “Triggering Event” shall mean any Section 11(a)(ii) Event.

(fff) “Trust” shall have the meaning set forth in Section 23(a).

(ggg) “Trust Agreement” shall have the meaning set forth in Section 23(a).

(hhh) “Unit” shall have the meaning set forth in the recitals.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts this appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents), upon ten (10) calendar days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agents and any co-Rights Agents shall be as the Company shall reasonably determine, provided that such duties are consistent with the terms and conditions of this Agreement and that, contemporaneously with such appointment. the Company shall promptly notify, in writing, the Rights Agent and any co-Rights Agents of any such duties. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any co-Rights Agent.

11

Section 3. Issuance of Right Certificates.

(a) Until the earlier of the Distribution Date, the Expiration Date, or the Final Expiration Date, (i) the Rights will be evidenced solely by the certificates for the shares of Common Stock of the Company registered in the names of the holders of the shares of Common Stock of the Company or, with respect to uncertificated shares of Common Stock of the Company registered in book entry form (“Book Entry Shares”) (which certificates for shares of Common Stock and Book Entry Shares shall also be deemed to be Right Certificates), the Rights related thereto will be evidenced by the notation in book entry on the records of the Company representing these shares, and, in each case, not by separate certificates, (ii) the registered holders of shares of Common Stock of the Company shall also be the registered holders of the associated Rights, (iii) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of Common Stock of the Company (including a transfer to the Company), and (iv) the surrender for transfer of any certificates representing shares of Common Stock of the Company or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock that are no longer outstanding.

(b) As soon as practicable after the Distribution Date, the Rights Agent will, if requested to do so by the Company and provided with all necessary information and documents, at the expense of the Company, send, by first-class, postage prepaid mail, to each record holder of shares of Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of the holder shown on the records of the Company, a certificate in substantially the form of Exhibit B (the “Right Certificate”) evidencing the Rights underlying the shares of Common Stock of the Company so held. As of and after the Distribution Date, the Rights will be evidenced solely by the Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if notification is given orally, the Company shall confirm the same in writing on or prior to the next succeeding Business Day. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(c) Upon request of any holder of record of a Right, the Company will send or cause to be sent a copy of this Agreement and a copy of the Summary of the Terms of the Rights, substantially in the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage prepaid mail, to the holder at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock. Any failure to send a copy of this Agreement and a copy of the Summary of Rights shall not invalidate the Rights or affect their transfer with the Common Stock.

(d) Until the earlier of the Distribution Date, the Expiration Date, or the Final Expiration Date, the surrender for transfer of any certificate for shares of Common Stock of the Company shall also constitute the surrender for transfer of the Rights associated with the shares of Common Stock represented thereby and the transfer of shares of Common Stock on the records of the Company shall also constitute the transfer of the Rights associated with the shares.

12

(e) Certificates issued for shares of Common Stock of the Company (including, without limitation, certificates issued upon transfer or exchange of shares of Common Stock of the Company) after the Record Date, but prior to the earlier of the Distribution Date, the Expiration Date, or the Final Expiration Date, shall have impressed on, printed on, written on, or otherwise affixed to them a legend in substantially the following form:

“This certificate also evidences and entitles the holder to certain rights (the “Rights”) as set forth in a Section 382 Tax Benefits Preservation Plan by and between Ocean Power Technologies, Inc. and Computershare Trust Company, N.A., as Rights Agent (or any successor rights agent), dated as of June 29, 2023, as the same may be amended, extended, or renewed from time to time (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of record of this certificate a copy of the Plan, without charge after receipt of a written request therefor. Under certain circumstances, as provided in the Plan, Rights which are issued to, transferred to, or have been beneficially owned by Acquiring Persons (as such term is defined in the Plan) or any purported subsequent holder of such Rights will become null and void and will no longer be transferable. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.”

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Notwithstanding this Section 3(e), neither the failure to print the foregoing legend on any such certificate representing shares of Common Stock of the Company or any defect that may be contained in the legend that is so printed, nor the failure to provide the notice thereof to the holder of Book Entry Shares, shall affect in any manner whatsoever the application, interpretation, or enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4. Form of Right Certificates; Notice to Rights Agent as to Acquiring Person.

(a) The Right Certificates (and the forms of election to purchase shares and forms of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which do not affect the rights, liabilities, duties, or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any law, rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates evidencing the Rights, whenever issued, on their face shall entitle the holders thereof to purchase, for each Right, one Unit, at the Purchase Price, but the number and type of shares or other property holders thereof shall be entitled to purchase and the Purchase Price, shall be subject to adjustment as provided in this Agreement.

13

(b) Notwithstanding any other provision of this Agreement, any Right Certificate that represents Rights that may be or may have been at any time on or after the Distribution Date Beneficially Owned by an Acquiring Person or any Affiliate or Associate thereof (or any purported transferee of such Rights) may have impressed on, printed on, written on, or otherwise affixed to it a legend in substantially the following form:

“The beneficial owner of the Rights (the “Rights”) represented by this Right Certificate may be an Acquiring Person or an Affiliate or Associate (as such terms are defined in the Section 382 Tax Benefits Preservation Plan by and between Ocean Power Technologies, Inc. and Computershare Trust Company, N.A., as Rights Agent (or any successor rights agent), dated as of June 29, 2023, as the same may from time to time be amended, extended, or renewed (the “Plan”)) of an Acquiring Person or a subsequent holder of a Right Certificate beneficially owned by such Persons (as defined in the Plan). Accordingly, under certain circumstances as provided in the Plan, this Right Certificate and the Rights represented hereby will become null and void and will no longer be transferable.”

The provisions of this Agreement shall be operative whether or not the foregoing legend is imprinted on any such Right Certificate. The Company shall give written notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person.

Section 5. Countersignature and Registration.

(a) The Right Certificates shall be duly executed on behalf of the Company by one of its Appropriate Officers, which execution will be attested to by such officers as the Board may designate, in each case by manual, facsimile or other electronic signature, and will have affixed thereto the Company’s seal (if any) or a facsimile or other electronic copy thereof. The Right Certificates shall be countersigned by the Rights Agent, manually or by facsimile or other electronic signature, and shall not be valid for any purpose unless so countersigned. In case any Appropriate Officer who shall have signed any of the Right Certificates shall cease to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, the Right Certificates nevertheless may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed the Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be an Appropriate Officer, although at the date of the execution of this Agreement any such person was not such an officer.

14

(b) Following the Distribution Date and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept books for registration and transfer of the Right Certificates issued hereunder. The books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates, and the certificate numbers for each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a) Subject to the provisions of Section 4(b), Section 7(e), Section13, and Section 23, at any time after the Distribution Date and at or prior to the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates may be (a) transferred or (b) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Units (and/or other securities or property, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine, or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate to be transferred, split up, combined, or exchanged, with the form of assignment and certificate contained therein properly completed and duly executed and with all signatures guaranteed from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association (a “Signature Guarantee”), at the offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Right Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate accompanied by a Signature Guarantee and such other documentation as the Rights Agent reasonably requests. Thereupon or as promptly as practicable thereafter, the Company shall prepare, execute, and deliver to the Rights Agent, and the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 13, and Section 23, countersign (by manual, facsimile, or other electronic signature) and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holder of a Right Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination, or exchange of Right Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not be obligated to deliver any Right Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action under this Section 6 unless and until the Rights Agent is reasonably satisfied that all such taxes and/or charges have been paid.

15

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction, or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver to the Rights Agent a new Right Certificate of like tenor for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Without limiting the foregoing, the Company may require the owner of any lost, stolen or destroyed Right Certificate, or his legal representative, to give the Company a bond sufficient to indemnify the Company and the Rights Agent against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Right Certificate or the issuance of any such new Right Certificate.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) or as otherwise provided in this Agreement, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole at any time or in part from time to time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purposes, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the Purchase Price (defined below), or portion thereof, as applicable, with respect to each Unit or Units (and/or other securities or property in lieu thereof) as to which the Rights are exercised, subject to adjustment as hereinafter provided, at or prior to the earlier of the Expiration Date or the Final Expiration Date. Except for those provisions herein that expressly survive the termination of this Agreement, this Agreement shall terminate at such time as the Rights are no longer exercisable hereunder.

(b) The purchase price to be paid upon the exercise of each Right shall initially be $4.00 for each Unit issuable pursuant to the exercise of such Right. The purchase price and the number of Units (and/or other securities or property, as the case may be) to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11. (The purchase price, after giving effect to any adjustments, shall be referred to as the “Purchase Price.”) The Purchase Price shall be payable in lawful money of the United States of America, in accordance with Section 7(c).

16

(c) Except as provided in Sections 7(d) and 7(e), upon receipt of a Right Certificate with the form of election to purchase duly executed, accompanied by payment of the Purchase Price, or the applicable portion thereof, for the Units (and/or other securities or property, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge, by cash, certified check or official bank check payable to the order of the Company or the Rights Agent, the Rights Agent shall thereupon promptly (i) (A) requisition from the Company or any transfer agent for the Units, certificates for the number of Units so elected to be purchased, and the Company will comply and hereby authorizes and directs the transfer agent or shall cause the transfer agent (if the Rights Agent is not also the transfer agent) to comply with all such requests or (B) if the Company, in its sole and absolute discretion, shall have elected to deposit the shares of Preferred Stock underlying the Units issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing the number of Units as are to be purchased (in which case certificates for the shares of Preferred Stock underlying the Units represented by the receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 13(b), and (iii) promptly after receipt of the Units’ certificates or depositary receipts, as the case may be, cause the same to be delivered to or upon the order of the registered holder of the Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt, promptly deliver the cash to or upon the order of the registered holder of the Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that those other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement and the Rights Agent shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through (iii), as applicable. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return the Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the Rights represented by the Right Certificate no longer include the rights provided by Section 11(a)(ii) and, if less than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii). In case the holder of any Right Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of the Right Certificate or the holder’s duly authorized assigns, subject to the provisions of Section 13(b).

(d) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person (or any Affiliate or Associate thereof), (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives those Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in the Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of those Rights shall have any rights whatsoever with respect to those Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent in writing when this Section 7(e) applies and shall use its best efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person (without limiting the rights of the Rights Agent under Section 19) as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates, or transferees hereunder.

17

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy the cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Shares of Preferred Stock.

(a) The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares of Preferred Stock not reserved for another purpose or shares of Preferred Stock not reserved for another purpose held in its treasury, the number of Units that, as provided in this Agreement, will be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the Company shall not be required to reserve and keep available Units sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Sections 11(a)(ii) or 11(a)(iii) unless, and only to the extent that, the Rights become exercisable pursuant to such adjustments.

(b) The Company shall (i) use its best efforts to cause, from and after the Distribution Date, the Rights and all Units (and/or following the occurrence of a Triggering Event, to the extent reasonably practicable, shares of Common Stock of the Company or other securities, as the case may be) issued or reserved for issuance upon exercise thereof to be listed or admitted to trading on the NYSE American or another national securities exchange, and (ii) if then necessary to permit the offer and issuance of such Units, shares of Common Stock of the Company and/or other securities, as the case may be, register and qualify such Units (or shares of Common Stock of the Company or other securities, as the case may be) under the Securities Act and any applicable state securities or “blue sky” laws (to the extent exemptions therefrom are not available), cause the related registration statement and qualifications to become effective as soon as possible after filing and keep such registration statement and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the expiration of the sixty (60) day period referred to in Section 11(a)(ii), the Expiration Date, or the Final Expiration Date. The Company may temporarily suspend (with prompt written notice to the Rights Agent), for a period of time not to exceed ninety (90) calendar days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(b) and give the Rights Agent a copy of such announcement. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred or such suspension is still in effect, as the case may be. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not otherwise be permitted under applicable law or a registration statement under the Securities Act (if required) shall not have been declared effective.

18

(c) The Company covenants and agrees that it will take all such action as may be necessary to insure that all Units (or shares of Common Stock or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Units (or shares of Common Stock of the Company or other securities) subject to payment of the Purchase Price (or the applicable portion thereof) in respect thereof, be duly and validly authorized and issued and fully paid and nonassessable Units (and/or shares of Common Stock and other securities, as the case may be) in accordance with applicable law.

(d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Units (or shares of Common Stock of the Company or other securities or property, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for Units (or shares of Common Stock of the Company or other securities or property, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company and the Rights Agent shall not be required to issue or deliver a Right Certificate or certificate for Units (and/or shares of Common Stock of the Company or other securities or property, as the case may be) to a Person other than the registered holder until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due.

Section 10. Securities Issuable Upon Exercise. Each Person in whose name any certificate for Units (or shares of Common Stock of the Company or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Units (or shares of Common Stock or other securities, as the case may be) represented thereby on, and the certificate shall be dated, the date upon which the Right Certificate evidencing these Rights was duly surrendered and payment of the Purchase Price, or the applicable portion thereof (and any applicable taxes and governmental charges), was made; provided, however, that if the date of such presentation and payment is a date upon which the transfer books for the Units (or shares of Common Stock of the Company or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such Units (or shares of Common Stock of the Company or other securities) on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books for the Units (or shares of Common Stock of the Company or other securities) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Right shall be exercisable, including without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

19

Section 11. Adjustments to Number and Kind of Securities or Other Property, Number of Rights or Purchase Price. The number and kind of securities or other property subject to purchase upon the exercise of each Right, the number of Rights outstanding and the Purchase Price are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event that the Company shall at any time after the date of this Agreement (A) declare or pay any dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for the dividend or of the effective date of the subdivision, split, combination, consolidation or reclassification, and the number of Units and the number and kind of other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number of Units and/or the number and kind of other securities as the case may be, which, if the Right had been exercised immediately prior to such date, whether or not such Right was then exercisable, and at a time when the transfer books for the Preferred Stock (or other capital stock, as the case may be) of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of the dividend, subdivision, split, combination consolidation or reclassification. If an event occurs which would require an adjustment under both Sections 11(a)(i) and 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii) In the event any Person at any time becomes an Acquiring Person (this event being referred to as a “Section 11(a)(ii) Event”), then, proper provision shall be made so that, upon expiration of the Redemption Period and subject to Section 23, and except as otherwise provided in Section 7(e), each holder of a Right shall, for a period of sixty (60) calendar days (or such longer period as may be established by the Board) after the later of the occurrence of any such event and the effective date of an appropriate registration statement under the Securities Act pursuant to Section 9, have a right to receive for each Right, upon exercise thereof in accordance with the terms of this Agreement and payment of the Purchase Price (or the applicable portion thereof) such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of Units for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (whether or not such Right was then exercisable), and (y) dividing that product by 50% of the Current Market Price per share of Common Stock of the Company on the date of such first occurrence (such number of shares of Common Stock is called the “Adjustment Shares”); provided, however, that the Purchase Price and the number of Adjustment Shares shall be further adjusted as appropriate to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company, or as provided in this Agreement to reflect any other events, occurring after the date of such first occurrence; and provided, further, that in connection with any exercise effected pursuant to this Section 11(a)(ii), the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock of the Company that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the total number of shares of Common Stock of the Company then outstanding. If a holder would, but for the previous clause, be entitled to receive a number of shares of Common Stock of the Company (such shares, the “Excess Flip-In Shares”), in lieu of receiving such Excess Flip-In Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of Common Stock of the Company on the date of the occurrence of a Section 11(a)(ii) Event multiplied by the number of Excess Flip-In Shares that would otherwise have been issuable to such holder.

20

(iii) In the event that the number of shares of Common Stock of the Company which are authorized by the Certificate of Incorporation, but not outstanding and which are not reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights for shares of Common Stock of the Company in accordance with Section 11(a)(ii) and the Rights shall become so exercisable, to the extent permitted by applicable laws, each Right shall thereafter represent the right to receive, upon exercise thereof at the Purchase Price, (x) a number of shares of Common Stock of the Company (up to the maximum number of shares of Common Stock of the Company which may be permissibly issued), and (y) a number Units so that, when added together, the numbers in clauses (x) and (y) equal the number of Adjustment Shares. In the event the number of shares of Common Stock and Preferred Stock which are authorized by the Certificate of Incorporation, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is insufficient to permit the exercise in full of the Rights in accordance with the prior sentence and the Rights shall become so exercisable, to the extent permitted by applicable law, the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and that value shall be conclusive for all purposes; and (B) with respect to each Right, upon exercise of such Right, issue shares of Common Stock of the Company and Units to the extent available for the exercise in full of such Right and, to the extent shares of Common Stock or Units are not so available, make adequate provision to substitute for the Adjustment Shares not received upon exercise of such Right: (1) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to the shares of Common Stock of the Company, are deemed in good faith by the Board to have substantially the same value as one share of Common Stock of the Company (such shares are herein called “Share Equivalents”) and whose determination shall be conclusive for all purposes); (2) debt securities of the Company; (3) other assets; (4) cash; or (5) any combination of the foregoing as determined by the Board, having a value which, when added to the value of the number of the shares of Common Stock of the Company and Units actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized independent investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver shares of Common Stock, Units and Share Equivalents pursuant to Section 11(a)(ii), the prior sentence of this paragraph and clause (B) above within 50 calendar days following the Stock Acquisition Date, then, to the extent permitted by applicable law, the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), Units or Share Equivalents and then, if necessary, cash, debt securities, or other assets (in that order) which shares, units, cash, debt securities and/or other assets have an aggregate value equal to the excess of the Current Value over the Purchase Price, and provided, further, that the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive equity securities under this Section 11(a)(iii) to the extent the Company determines the receipt thereof could limit the Company’s ability to utilize the Tax Benefits. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock, Units or Share Equivalents could be authorized for issuance upon exercise in full of the Rights, the 50 calendar day period set forth above may be extended to the extent necessary, but not more than 120 calendar days after the Stock Acquisition Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or Share Equivalents (such 50 calendar day period, as it may be extended, is called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the foregoing provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that this action shall apply uniformly to all outstanding and exercisable Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the foregoing provisions of this Section 11(a)(iii) and, if necessary, to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with a prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Unit, each share of Common Stock of the Company and the per share or unit value of any Share Equivalent shall be deemed to equal the Current Market Price of a share of Common Stock of the Company thereof as of the Stock Acquisition Date.

21

(b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after this record date) shares of Preferred Stock and/or securities having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Securities”) or securities convertible into Preferred Stock or Equivalent Preferred Securities at a price per share of Preferred Stock or per unit of Equivalent Preferred Securities (or having a conversion price per share or unit, if a security convertible into Preferred Stock or Equivalent Preferred Securities) less than the Current Market Price per share of Preferred Stock on the record date, the Purchase Price to be in effect after the record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or units of Equivalent Preferred Securities (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at that Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or units of Equivalent Preferred Securities to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case the subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of the non-cash consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and units of Equivalent Preferred Securities owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. This adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options, or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if the record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation, merger or share exchange in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on the record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. These adjustments shall be made successively whenever such a record date is fixed; and in the event that the distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

22

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), and subject to Section 11(d)(ii), the “Current Market Price” per share of stock or unit of other securities on any date shall be deemed to be the average of the daily closing prices per share of such stock or unit of other securities for the thirty (30) consecutive Trading Days immediately prior to such date; provided, however, that in the event that the Current Market Price per share of any stock or unit of other securities is determined during a period following the announcement by the issuer of that stock or other security of (i) any dividend or distribution on such stock or other securities (other than a regular quarterly cash dividend and other than the Rights), or (ii) any subdivision, split, combination or reclassification of that stock or other securities, and prior to the expiration of the requisite thirty (30) Trading Day period, the ex-dividend date for the dividend or distribution, or the record date for the subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of securities listed or admitted to trading on the NASDAQ, the NYSE, or the NYSE American or, if the shares of stock or units of any other securities are not listed or admitted to trading on the NASDAQ, the NYSE, or the NYSE American, as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of other securities listed on the principal national securities exchange on which the shares of stock or units of other securities are listed or admitted to trading or, if the shares of stock or units of other security are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use, or, if on any such date the shares of such stock or units of such other security are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such stock or other securities selected by the Board; provided, that if such security is not listed or quoted on the NASDAQ, the NYSE, or the NYSE American and the principal market for such securities is a non-U.S. securities exchange, then the closing price for each day shall be determined by using the customary convention for determining the closing price of a security on such exchange as determined by the Board (in which event the exchange rate of the relevant currency into U.S. dollars for each Trading Day (as defined below) shall be determined by the Board). Subject to Section 11(d)(ii) with respect to Units, if such stock or unit of other securities is not publicly held or not so listed, traded or quoted, “Current Market Price” per share or other unit of such securities shall mean the fair value per share of stock or other unit of such securities as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “Current Market Price” per Unit shall be determined in the same manner as set forth above in paragraph (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per Unit cannot be determined in the manner provided above because the Units are not publicly held, listed or traded or quoted in a manner described in paragraph (i) of this Section 11(d), the “Current Market Price” per Unit shall be conclusively deemed to be an amount equal to the Current Market Price per share of the Common Stock of the Company. If neither the shares of Common Stock of the Company nor the Units are listed or traded or quoted as described in Section 11(d)(i), “Current Market Price” per share thereof shall mean the fair value per share of Common Stock of the Company as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest thousandth of a Unit or share of Common Stock or any other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than three years from the date of the transaction which mandates such adjustment.

23

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Units, thereafter the number of the other securities so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock and/or Units contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m), and the provisions of Sections 7, 9, 10, and 13 with respect to the shares of Preferred Stock and/or Units shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units (and/or other securities) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units (calculated to the nearest one-thousandth) equal to the quotient obtained by (i) multiplying (x) the number of Units covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of Units for which a Right may be exercised, to adjust the number of Rights, in lieu of any adjustment in the number of Units purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Units for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any date thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to the registered holders of Right Certificates on the record date Right Certificates evidencing, subject to Section 13, the additional Rights to which the holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such registered holders in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the registered holders of Right Certificates on the record date specified in the public announcement.

24

(j) Irrespective of any adjustment or change in the Purchase Price or the number of Units issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, attributable to the Units, shares of Common Stock or other securities issuable upon exercise of the Rights, the Company shall use its best efforts to take any corporate action, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Units, shares of Common Stock or other securities at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the Units and/or other securities of the Company, if any, issuable upon such exercise over and above the Units and/or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive the additional Units and/or other securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock or Common Stock, (ii) issuance wholly for cash of any shares of Preferred Stock or Common Stock at less than the Current Market Price, (iii) issuance wholly for cash or shares of Common Stock, Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock or Common Stock, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock or Preferred Stock shall not be taxable to such stockholders.

(n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 22, Section 23, or Section 26, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

25

(o) Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the shares of Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision or split the outstanding shares of Common Stock of the Company into a greater number of shares of Common Stock of the Company or (iii) combine or consolidate the outstanding shares of Common Stock of the Company into a small number of shares or effect a reverse split of the outstanding shares of Common Stock of the Company, then in any such case, each share of Common Stock outstanding following payment of such dividend, such subdivision, split, combination, consolidation or issuance shall continue to have one Right (as adjusted as otherwise provided herein) associated therewith and the Purchase Price following any such event shall be proportionately adjusted to equal the result obtained by multiplying the Purchase Price immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock of the Company outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock of the Company outstanding immediately following the occurrence of such event. The adjustment provided for in the preceding sentence shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certification of Adjustments. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth the adjustment and a reasonably detailed statement of facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the shares of Common Stock and Preferred Stock a copy of the certificate, and (c) if a Distribution Date has occurred, mail or cause the Rights Agent to mail a brief summary thereof to each registered holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of record of shares of Common Stock) in accordance with Section 25. Notwithstanding the foregoing sentence, the failure of the Company to prepare such certificate or statement or make such filings or mailings shall not affect the validity of, or the force or effect of, the requirement for such adjustment. The Rights Agent shall be fully protected in relying on such certificate, shall have no duty or liability with respect to any adjustment therein contained, and shall not be deemed to have knowledge of any adjustment or events related thereto unless and until it shall have received such certificate. Subject to the preceding sentence, any adjustment to be made pursuant to Section 11 shall be effective as of the date of the event giving rise to the adjustment.

Section 13. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. Units may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that the agreement shall provide that the holders of the depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Units represented by the depositary receipts. In lieu of such fractional Rights, the Company shall pay to the holders of record of the Right Certificates with regard to which the fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then Current Market Value of a whole Right.

(b) The Company shall not be required to issue fractions of Units or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Units or other securities. In lieu of issuing fractions of Units or other securities, the Company shall pay to the registered holders of Right Certificates at the time the Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the then Current Market Value of a Unit or other securities, as the case may be.

26

(c) The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or fractional Unit or other fractional securities (other than the fractional shares of Preferred Stock represented by Units) upon exercise of a Right.

(d) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient funds to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 14. Rights of Action. All rights of action in respect of this Agreement, except those rights of action vested in the Rights Agent pursuant to Sections 17 and 19, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock). Any registered holder of any Right Certificate (or, prior to the Distribution Date, the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, any shares of Common Stock), may without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, the registered holders of the Common Stock), on its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, its right to exercise the Rights evidenced by the Right Certificate in the manner provided in the Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of the Company subject to this Agreement.

Section 15. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of Common Stock of the Company;

(b) from and after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, and with the appropriate forms and certificates properly completed and duly executed, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request;

27

(c) subject to Section 6 and Section 7(e), the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or Book Entry Shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate (or notices provided to holders of Book Entry Shares) made by anyone other than the Company or the Rights Agent or the transfer agent of the shares of Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company, its directors, officers, employees and agents nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or by reason of any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, regulatory or administrative agency or commission, prohibiting or otherwise restraining performance of such obligation.

Section 16. Right Certificate Holder Not Deemed a Stockholder. No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of shares of Common Stock, Preferred Stock, Units or any other securities of the Company which may at any time be issuable upon the exercise of the Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 17. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, reimbursement of its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration, and execution of this Agreement, and the exercise and performance of its duties hereunder.

(b) The Company also agrees to indemnify the Rights Agent and its Affiliates and their respective employees, officers and directors for, and to hold it harmless against, any loss, damage, liability, demand, judgment, fine, penalty, claim, settlement, cost, or expense (including the reasonable fees and expenses of legal counsel) that may be paid, incurred, or suffered by it, or to which it may become subject, without gross negligence, bad faith, or willful misconduct on the part of the Rights Agent as each must be determined by a final non-appealable judgment of a court of competent jurisdiction, for any action taken, suffered, or omitted by the Rights Agent in connection with the execution, acceptance, administration, exercise, and performance of its duties under this Agreement, including reasonable attorneys’ fees and expenses and the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or of enforcing its rights under this Agreement.

28

(c) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered, or omitted by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Right Certificate, certificate for shares of Common Stock or Preferred Stock, Units or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document reasonably believed by it to be genuine and to be duly signed, executed and, where expressly required hereunder, guaranteed, verified, or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth herein. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.

The provisions of this Section 17 and Section 19 shall survive the termination or expiration of this Agreement, the exercise, termination, or expiration of the Rights and the resignation, replacement, or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential, or incidental loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Notwithstanding anything to the contrary herein, any liability of the Rights Agent under this Agreement shall be limited to the amount of fees (but not including any reimbursed costs) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

Section 18. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of the transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 18. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

29

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 19. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties and obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by it, subject to Section 17(b) and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person or Affiliate thereof and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by one of the Appropriate Officers and delivered to the Rights Agent, and such certificate shall be complete and full authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of any action taken, suffered, or omitted to be taken in the absence of gross negligence, bad faith, or willful misconduct (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) by it pursuant to the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such certificate.

(c) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

30

(d) The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereon); nor shall it be liable nor responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any adjustment required under the provisions of Section 11, Section 13, or Section 23 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or Common Stock (or other securities, as the case may be) will, when issued, be validly authorized and issued, fully paid and nonassessable.

(e) The Company agrees that it will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(f) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the Appropriate Officers, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and, subject to Section 17(b), the Rights Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer, and shall not be liable for any action taken, suffered, or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application unless, prior to taking any such action (or the effective date, in the case of an omission), the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted. Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to take any instruction of the Company that the Rights Agent believes, in its sole discretion, would cause the Rights Agent to take action that is illegal.

(g) The Rights Agent and any stockholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent and such Persons from acting in any other capacity for the Company or for any other Person.

(h) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 of such certificate, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company and the Rights Agent shall not be liable for its failure to act or any delay in acting in compliance with this clause (h).

31

(i) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights or powers (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent and for which the Rights Agent shall be compensated by the Company pursuant to Section 17(a)) if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(j) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable, or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights, or any other Person resulting from any such act, default, neglect, or misconduct, absent gross negligence, bad faith, or willful misconduct in the selection and continued employment thereof, as each is determined by a final, non-appealable court judgment of a court of competent jurisdiction.

(k) The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

(l) The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the SEC or this Agreement, including without limitation obligations under applicable regulation or law.

(m) The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights.

(n) The Rights Agent may rely on, and be fully authorized and protected in acting or failing to act in reliance upon, (a) any guaranty of signature by an “Eligible Guarantor Institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended, or repealed.

(o) In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request, or other communication, paper, or document received by the Rights Agent hereunder, the Rights Agent, may (upon notice to the Company of such ambiguity or uncertainty), in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company, the holder of any Right Certificate. or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of Rights Agent.

32

(p) The Rights Agent shall have no responsibility to the Company, any holders of Rights, or any other Person for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.

(q) The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 25 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

Section 20. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) calendar days’ notice in writing mailed to the Company and, to the extent the Rights Agent is not the transfer agent of the shares of Common Stock, to each such transfer agent by registered or certified mail. The Company shall notify the registered holders of any such change in Rights Agent. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon thirty (30) calendar days’ notice in writing, mailed to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the shares of Common Stock by registered or certified mail, and to the registered holders of the Right Certificates by mail. In the event a transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice to holders. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) calendar days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States so long as such Person is in good standing, is authorized to do business in such state, is authorized under such laws to exercise stockholder services powers, is subject to supervision or examination by federal or state authority and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver, if applicable, any further assurance, conveyance, act or deed necessary for that purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates, if any. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

33

Section 21. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the earlier of the Expiration Date or the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22. Redemption.

(a) The Board may, at its option, at any time prior to the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date (or, if the tenth (10th) calendar day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) (the “Redemption Period”), direct the Company to, and if directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right (the total amount paid to any holder of Rights to be rounded up to the nearest $0.01), as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification, or similar transaction effected by the Company occurring after the date (such redemption price being hereinafter referred to as the “Redemption Price”). The Company may, at its option, pay the Redemption Price in cash, Common Stock (based on the Current Market Price of the Common Stock at the time of redemption), or any other form of consideration determined by the Board, in the exercise of its sole and absolute discretion, to be at least equivalent in value to the Redemption Price.

34

(b) Immediately upon the action of the Board directing the Company to make the redemption of the Rights or, if the resolution of the Board electing to redeem the Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event (the “Redemption Date”), and without any further action and without any notice, the right to exercise the Rights will terminate, whether or not previously exercised, and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash, Common Stock or other form of consideration, as determined by the Board, in the exercise of its sole and absolute discretion. Promptly after the action of the Board directing the Company to make such redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and each registered holder of the then outstanding Rights in accordance with Section 25 hereof. Any notice which is given in accordance with Section 25 hereof shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Notwithstanding anything in this Section 22 to the contrary, the redemption of the Rights as directed by the Board may be made effective at such time, on such a basis, and subject to such conditions as the Board, in its sole and absolute discretion, may establish.

Section 23. Exchange.

(a) The Board may, at its option, at any time after the later of the Stock Acquisition Date or the Distribution Date, authorize and direct the Company to, and if directed the Company shall, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Stock of the Company at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification, or similar transaction effected by the Company occurring after the first public announcement by the Company of the adoption of this Agreement (such exchange ratio being hereinafter referred to as the “Exchange Ratio” and such determination by the Board to effect such exchange, an “Exchange Determination”).

(b) Notwithstanding the foregoing, (1) the Board shall not be empowered to effect an Exchange Determination at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, shall have become the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding; and (2) in connection with any Exchange Determination, the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this Section 23 that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (such shares, the “Excess Exchange Shares”), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the Stock Acquisition Date or Distribution Date, as applicable, multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. Any such exchange will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board). Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 23, the Board may enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock (or other securities) issued at the direction of the Board in connection with an Exchange Determination shall be duly and validly authorized and issued and fully paid and nonassessable Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares of Common Stock (or other securities) so issued.

35

(c) Immediately upon the action of the Board authorizing the Company to effect an Exchange Determination and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of shares of Common Stock (or Units, as applicable) equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly give notice of any such exchange to all of the registered holders of Rights in accordance with Section 25 hereof. Any notice which is given in accordance with Section 25 hereof shall be deemed given, whether or not the holder receives the notice. Each notice of exchange will state the method by which the exchange of shares of Common Stock (or Units, as applicable) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.

(d) Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each registered holder of Rights.

(e) With respect to any Exchange Determination effected pursuant to this Section 23, the Company, at its option, may, and to the extent there are an insufficient number of authorized shares of Common Stock not reserved for any other purpose to exchange all of the outstanding Rights, shall, substitute Units or Share Equivalents for some or all of the shares of Common Stock exchangeable for Rights, at the initial rate of one Unit or Share Equivalent for each share of Common Stock. The Board shall not authorize any exchange transaction referred to in Section 23(a) unless at the time such exchange is authorized there shall be sufficient shares of Common Stock (and/or Units or Share Equivalents) issued but not outstanding, or authorized but unissued, to permit the exchange of Rights as contemplated in accordance with this Section 23.

(f) Notwithstanding anything in this Section 23 to the contrary, the exchange of the Rights as authorized by the Board may be made effective at such time, on such a basis, and subject to such conditions as the Board in its sole and absolute discretion may establish.

36

Section 24. Notice of Proposed Actions.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend to the holders of record of its shares of Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its shares of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of record of its shares of Preferred Stock options, warrants, or other rights to subscribe for or to purchase shares of Preferred Stock (including any security convertible into or exchangeable for shares of Preferred Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities, or other rights, (iii) to effect any reclassification of its shares of Preferred Stock or any recapitalization or reorganization of the Company, (iv) to effect any consolidation, combination or merger with or into, or any share exchange with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets, earning power or cash flow of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution, or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and, to the extent feasible, each registered holder of a Right Certificate in accordance with Section 25, a written notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, combination, merger, share exchange, sale or transfer of assets, liquidation, dissolution, or winding up is to take place and the record date for determining participation therein by the holders of record of shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) calendar days prior to the record date for determining holders of record of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of the shares of Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b) In case a Section 11(a)(ii) Event is proposed, then, in any such case, the Company shall, as soon as practicable thereafter, give to the Rights Agent and to each registered holder of Rights, to the extent feasible, in accordance with Section 25, notice of the occurrence of such event or proposal of such transaction which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(ii), upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate (or, prior to the Distribution Date, of any Common Stock) to or on the Company will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, by first-class mail, postage prepaid, or by facsimile transmission (with receipt confirmation), addressed (in each case, until another address is filed in writing with the Rights Agent by the Company) as follows:

Ocean Power Technologies, Inc.

28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

Attention: General Counsel

Facsimile: (609) 923-5700

37

Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate (or, prior to the Distribution Date, of any Common Stock) to or on the Rights Agent will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, by first-class mail, postage prepaid, or by facsimile transmission (with receipt confirmation), addressed (in each case, until another address is filed in writing with the Company by the Rights Agent) as follows:

Computershare Trust Company, N.A.

150 Royall Street

Canton, MA 02021

Attention: Client Services

Facsimile: (781) 575-4210

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holders of Rights or Right Certificates (or, if prior to the Distribution Date, of any Common Stock) will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, trackable mail, or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the transfer books of the Rights Agent or the Company or the transfer agent for the Common Stock. Any notice that is sent or mailed in the manner provided in this Section 25 will be deemed given whether or not the holder receives the notice. Notwithstanding anything to the contrary in this Agreement, prior to the Distribution Date, the issuance of a press release or the making of a publicly available filing by the Company with the SEC will constitute sufficient notice by the Rights Agent or the Company to the holders of securities of the Company, including the Rights, for all purposes of this Agreement and no other notice need be given.

Section 26. Supplements and Amendments. The Company may, from time to time, in its sole discretion, and the Rights Agent shall, if the Company so directs in writing, supplement or amend any provision of this Agreement without the approval of any holders of the Rights or shares of Common Stock, including, without limitation, in order to cure any ambiguity contained herein, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions contained herein, to make any change to or delete any provision hereof, or to adopt any other provisions with respect to the Rights which the Company may deem necessary or desirable; provided that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended or supplemented in any manner which would (a) adversely affect the interests of the holders of Rights (other than holders of Rights that have become null and void pursuant to Section 7(e) hereof), (b) cause the Rights again to become redeemable, or (c) cause this Agreement to become amendable other than in accordance with this Section 26. Without limiting the foregoing, the Company, by action of the Board, may at any time before any Person becomes an Acquiring Person amend this Agreement to make the provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. Any such supplement or amendment shall be evidenced in writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an Appropriate Officer which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent must execute such supplement or amendment, with time being of the essence; provided that the failure of the Rights Agent to execute such supplement or amendment on a timely basis or at all shall not limit the validity or effectiveness of any action or determination of the Company or the Board that does not require the consent, approval, or agreement of the Rights Agent pursuant to the terms of this Agreement. Notwithstanding anything contained herein to the contrary, the Rights Agent shall not be required to enter into any supplement or amendment to this Agreement that it has reasonably determined would adversely affect its own rights, duties, obligations, or immunities under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent. Notwithstanding anything contained in this Agreement to the contrary, it is hereby understood that the right of the Board to extend the Distribution Date does not require any amendment or supplement to this Agreement.

38

Section 27. Exemption Requests. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person Beneficially Owning 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock) (a “Requesting Person”) may, prior to the time such person would otherwise become an Acquiring Person, request that the Board grant an exemption with respect to such acquisition (an “Exemption Request”) so that such Person would be deemed to be an “Exempt Person” under subsection (iv) of Section 1(w) hereof, subject to the conditions and limitations set forth in such subsection. Subject to the provisions of this Section 27, the determination of the Board (or a committee thereof) with respect to whether to grant or deny any Exemption Request shall be in its sole and absolute discretion. Further, the Board (or a committee thereof) shall have the sole and absolute discretion to establish and/or modify the process by which a Requesting Person may submit an Exemption Request, including, without limitation, the required form of an Exemption Request. The Board (or a committee thereof) shall only grant an exemption in response to an Exemption Request if the Board (or a committee thereof) determines in its sole and absolute discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not limit or impair the availability to the Company of the Tax Benefits. Any exemption granted by the Board (or a committee thereof) hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the Exempted Amount), in each case as and to the extent the Board (or a committee thereof) shall determine, in its sole and absolute discretion, to be necessary or desirable to preserve the availability to the Company of the Tax Benefits.

Section 28. Successors. All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement, but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock).

Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such excluded term, provision, covenant or restriction shall materially and adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company pursuant to the requirements of Section 25 of this Agreement; and provided, further, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board.

Section 31. Governing Law; Exclusive Jurisdiction; Waiver of Jury Trial.

(a) Governing Law. This Agreement, each Right, and each Right Certificate issued hereunder, and all claims or causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) that may be based on, arise out of or relate to this Agreement, each Right and each Right Certificate, or the negotiation, execution, performance or subject matter of this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such jurisdiction.

(b) Exclusive Jurisdiction.

(i) The Company, the Rights Agent, and the registered holders of Right Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action, or proceeding arising out of or relating to or concerning this Agreement. The Company, the Rights Agent, and the registered holders of Right Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each acknowledge that the forum designated by this Section 31(b)(i) has a reasonable relation to this Agreement and to such Persons’ relationship with one another.

39

(ii) The Company, the Rights Agent, and the registered holders of Right Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each waive, to the fullest extent permitted by applicable law, any objection that they now or may in the future have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in Section 31(b)(i) (or the appellate courts thereof). The Company, the Rights Agent, and the registered holders of Right Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each undertake not to commence any action subject to this Agreement in any forum other than the forum described in Section 31(b)(i). The Company, the Rights Agent, and the registered holders of Right Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons.

(c) Waiver of Jury Trial. THE COMPANY, THE RIGHTS AGENT, AND THE REGISTERED HOLDERS OF RIGHT CERTIFICATES (AND, PRIOR TO THE DISTRIBUTION DATE, THE REGISTERED HOLDERS OF SHARES OF COMMON STOCK) EACH IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF THIS AGREEMENT.

Section 32. Counterparts. This Agreement and any supplements or amendments hereto may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Agreement executed or transmitted electronically (including by fax and .pdf) will have the same authority, effect, and enforceability as an original signature. No party hereto may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 33. Interpretation.

(a) References to this Agreement. Unless the context of this Agreement otherwise requires, (i) when a reference is made in this Agreement to an Article, Section, Schedule, or Exhibit, that reference is to an Article, Section, Schedule, or Exhibit to this Agreement, as applicable, and (ii) references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. All Exhibits attached to this Agreement or referred to in this Agreement are incorporated in and made a part of this Agreement.

(b) Hereof, Including, etc. When used in this Agreement, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Neither, etc. Not Exclusive. Unless the context of this Agreement otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) Extent. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and does not simply mean “if.”

40

(e) Dollars. When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f) Gender and Number. The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined in such certificate or document.

(g) References to Parties. References to any Person include references to such Person’s successors and permitted assigns, and, in the case of any governmental authority, to any Person succeeding to its functions and capacities.

(h) References to Writings. References to “writing” mean the representation or reproduction of words, symbols, or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise. “Written” will be construed in the same manner.

(i) Legislation. A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment, or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto.

(j) Headings. The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement.

(k) Calculation of Time Periods. Unless otherwise indicated, (i) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded; (ii) the measure of a period of one month or year for purposes of this Agreement will be the day of the following month or year corresponding to the starting date; and (iii) if no corresponding date exists, then the end date of such period being measured will be the next actual day of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(l) Nature of Days and Months. Whenever this Agreement refers to a number of days, that number will refer to calendar days unless Business Days are specified. Any reference to a “month” means a calendar month.

(m) Summaries. No summary of this Agreement or any Exhibit, Schedule or other document delivered with this Agreement will affect the meaning or interpretation of this Agreement or such Exhibit, Schedule, or document.

41

Section 34. Determination and Actions by the Board, etc. Except with respect to the rights, immunities, duties, or obligations of the Rights Agent hereunder, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (a) interpret the provisions of this Agreement, and (b) make all determinations or judgments deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or to amend this Agreement) or otherwise contemplated by this Agreement. Without limiting any of the rights and immunities of the Rights Agent, all such actions, calculations, interpretations, judgments, and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Right Certificates. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 35. Costs of Enforcement. The Company agrees with each registered holder of Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock) that if the Company or any other Person the securities of which are purchasable upon exercise of the Rights fails to fulfill any of its obligations pursuant to this Agreement, then the Company or such Person must reimburse any registered holder of Right Certificates for the costs and expenses (including legal fees) incurred by such holder in any action to enforce such holder’s rights pursuant to any Right or this Agreement

Section 36. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including, without limitation, any act or provision or any present or future law or regulation or governmental authority, any act of God, epidemics, pandemics, war, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties, labor dispute, accident, or failure or malfunction of any utilities communication or computer services or similar occurrence.

Section 37. Further Assurances. The Company shall perform, acknowledge, and deliver or cause to be performed, acknowledged, and delivered all such further and other acts, documents, instruments, and assurances as may be reasonably required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

Section 38. USA Patriot Act. The Company acknowledges that the Rights Agent is subject to the customer identification program requirements pursuant to the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify, and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment, the Rights Agent has received information from the Company that will help the Rights Agent to identify the Company, including the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business or such other information that the Rights Agent deems necessary and, pending verification of such received information, the Rights Agent may request additional such information. The Company agrees to provide all reasonably requested information necessary for the Rights Agent to verify the Company’s identity in accordance with such customer identification program requirements.

[Signature Page Follows]

42

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

OCEAN POWER TECHNOLOGIES, INC.

By:	/s/ Philipp Stratmann
Name:	Philipp Stratmann
Title:	President and Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT

By:	/s/ Shirley A. Nessralla
Name:	Shirley A. Nessralla
Title:	Vice President and Manager

[Signature Page to Section 382 Tax Benefits Preservation Plan]

EXHIBIT A

CERTIFICATE OF DESIGNATIONS

OF

SERIES A PARTICIPATING PREFERRED STOCK

OF

OCEAN POWER TECHNOLOGIES, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

______________________________

Ocean Power Technologies, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of the Delaware, as amended (the “DGCL”), hereby certifies that, pursuant to the authority granted by Article FOURTH of the Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate of Incorporation”), and in accordance with Section 151 of the DGCL, the Board of Directors of the Corporation (hereinafter being referred to as the “Board of Directors” or the “Board”), at a meeting duly called and held on June 29, 2023, has adopted the following resolution with respect to the powers, designations, number of shares, preferences, and the relative participating, optional, and other special rights, and the qualifications, limitations, and restrictions of a series of Preferred Stock:

RESOLVED, that, pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation, the powers, designations, number of shares, preferences, and the relative participating, optional, and other special rights, and the qualifications, limitations, and restrictions of the Series A Participating Preferred Stock are as follows:

1. Designation and Amount. The shares of such series shall be designated as “Series A Participating Preferred Stock” (the “Series A Preferred Stock”). The Series A Preferred Stock shall have a par value of $0.001 per share, and the number of shares constituting the Series A Preferred Stock shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board of Directors prior to issuance; provided, that no decrease shall reduce the number of shares of the Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights, or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into the Series A Preferred Stock; provided, further, that if more than a total of 100,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Section 382 Tax Benefits Preservation Plan, dated as of June 29, 2023, by and between the Corporation and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent, the Board of Directors of the Corporation, pursuant to Section 151(g) of the DGCL, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed, and recorded, in accordance with the provisions of Section 103 of the DGCL, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Restated Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

A-1

2. Dividends and Distributions.

(a) Subject to the rights of the holders of any shares of any series of Preferred Stock of the Corporation (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of the Series A Preferred Stock, in preference to the holders of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”) and of any other stock of the Corporation ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on the last day of July, October, January, and April in each fiscal year of the Corporation (each such date being referred to as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 and (ii) subject to any provision for adjustment in this Certificate of Designations, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. If the Corporation at any time after June 29, 2023 (the “Rights Dividend Declaration Date”) (A) declares and pays any dividend on the Common Stock payable in the form of shares of Common Stock, (B) subdivides the outstanding Common Stock, or (C) combines or consolidates the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which will be the total number of shares of Common Stock outstanding immediately after the occurrence of such event and the denominator of which will be the total number of shares of Common Stock that were outstanding immediately prior to the occurrence of such event.

(b) The Corporation will declare a dividend or distribution on the Series A Preferred Stock as provided in Section 2(a) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock), except that if no dividend or distribution has been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, then a dividend of $1.00 per share on the Series A Preferred Stock will nevertheless be payable on such subsequent Quarterly Dividend Payment Date (it being understood that the actual payment of such dividend may be deferred if prohibited under any of the Corporation’s debt instruments).

A-2

(c) Dividends will begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares will begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends will begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends will not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date will be no more than sixty (60) days prior to the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock will entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. If the Corporation at any time after the Rights Dividend Declaration Date (i) declares any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock, or (iii) combines or consolidates the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event will be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided in this Certificate of Designations, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, in the Restated Certificate of Incorporation or the Amended and Restated By-Laws of the Corporation, and except as required by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) Except as set forth in this Certificate of Designations, or as required by law, the holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4. Certain Restrictions.

(a) The Corporation will not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Preferred Stock unless concurrently therewith it will declare a dividend on the Series A Preferred Stock as required by Section 2.

A-3

(b) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution, or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Preferred Stock, provided that, the Corporation may at any time redeem, purchase, or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation, or winding up) to the Series A Preferred Stock or rights, warrants, or options to acquire such junior stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution, or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(c) The Corporation will not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, pursuant to Section 4(b), purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares of Preferred Stock. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued, without designation as to series until such shares are once more designated as part of a particular series of Preferred Stock by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Restated Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

A-4

6. Liquidation, Dissolution, or Winding Up.

(a) Upon any liquidation, dissolution, or winding up of the Corporation, voluntary or otherwise, no distribution will be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock will have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) $1.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the Adjustment Number multiplied by the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution, or winding up of the Corporation. The “Adjustment Number” will initially be 1,000. If the Corporation at any time after the Rights Dividend Declaration Date (A) declares and pays any dividend on the Common Stock payable in the form of shares of Common Stock, (B) subdivides the outstanding Common Stock, or (C) combines or consolidates the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event will be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) If there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of Preferred Stock, if any, that rank on a parity with the Series A Preferred Stock, then the assets available for distribution will be distributed ratably to the holders of the Series A Preferred Stock and such parity shares in proportion to their respective liquidation preferences.

(c) None of the merger, consolidation, or other business combination of the Corporation into or with another entity or the merger, consolidation, or other business combination of any other entity into or with the Corporation (nor the sale, lease, exchange, or conveyance of all or substantially all of the property, assets, or business of the Corporation) shall be deemed to be a liquidation, dissolution, or winding up of the Corporation within the meaning of this Section 6.

7. Consolidation, Merger, etc. If the Corporation enters into any consolidation, merger, combination, conversion, share exchange, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock, securities, cash, or any other property (payable in kind), then in any such case the shares of Series A Preferred Stock will at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to the Adjustment Number multiplied by the aggregate amount of stock, securities, cash, and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable from any holder.

9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution, or winding up of the Corporation, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series A Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

A-5

10. Amendment. At such time as any shares of Series A Preferred Stock are outstanding, if any proposed amendment to the Restated Certificate of Incorporation (including this Certificate of Designations) would materially alter, change, or repeal any of the preferences, powers, or special rights given to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then the holders of the Series A Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series A Preferred Stock, voting separately as a single class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the DGCL.

11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series A Preferred Stock.

IN WITNESS WHEREOF, the undersigned have signed and attested this Certificate of Designations on the 29th day of June 2023.

OCEAN POWER TECHNOLOGIES, INC.

By:
Name:
Title:

Attest:

Nicholas Day, Secretary

A-6

EXHIBIT B

FORM OF RIGHT CERTIFICATE

Certificate No. R-	_________Rights

NOT EXERCISABLE AFTER JUNE 29, 2026, SUBJECT TO EARLIER REDEMPTION, EXCHANGE, OR EXPIRATION PURSUANT TO THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE, IN EACH CASE AT THE OPTION OF THE COMPANY ON THE TERMS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS EVIDENCED BY THIS CERTIFICATE SHALL NOT BE EXERCISABLE AND SHALL BE VOID SO LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION FOR THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. THE BENEFICIAL OWNER OF THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE MAY BE AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE (AS DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) OF AN ACQUIRING PERSON OR A SUBSEQUENT HOLDER OF A RIGHT CERTIFICATE BENEFICIALLY OWNED BY SUCH PERSONS. ACCORDINGLY, UNDER CERTAIN CIRCUMSTANCES AS PROVIDED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

OCEAN POWER TECHNOLOGIES, INC.

This certifies that ____________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Tax Benefits Preservation Plan, dated as of June 29, 2023, as amended, restated, renewed, or extended from time to time (the “Plan”) between Ocean Power Technologies, Inc., a Delaware corporation (“Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (“Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M., New York City time, on June 29, 2026, at the office or offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Participating Preferred Stock, par value $0.001 per share, of the Company (a “Unit”), at a purchase price of $4.00 per Unit, as the same may from time to time be adjusted in accordance with the Plan (“Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and included Certificate duly completed and executed.

B-1

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Plan. This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the registered holders of the Right Certificates. Copies of the Plan are on file at the principal executive office of the Company and the office of the Rights Agent designated for such purpose and will be mailed to stockholders upon written request to the Company.

As provided in the Plan, the Purchase Price and the number of Units which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, shares of Common Stock or other securities other than Units, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate.

As more fully set forth in the Plan, from and after the first occurrence of a Section 11(a)(ii) Event (as such term is defined in the Plan), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Plan), (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate), or (iii) under certain circumstances specified in the Plan, a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void and will no longer be transferable without any further action, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event, whether under the Plan or otherwise.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the registered holder to purchase a like aggregate number of Units as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled the holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, the Right Certificate indicating the remaining Rights represented thereby or another Right Certificate or Right Certificates for the number of Rights not exercised.

Subject to the provisions of the Plan, at any time prior to the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date (or, if the tenth (10th) calendar day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or under certain other conditions as specified in the Plan, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right (the total amount paid to any holder of Rights to be rounded up to the nearest $0.01), payable in cash, Common Stock or other form of consideration, as determined by the Board, in the exercise of its sole and absolute discretion. The redemption of the Rights may be made effective at such time, on such a basis, and subject to such conditions as the Board in its sole and absolute discretion may establish.

B-2

In addition, subject to the provisions of the Plan, after the later of the Stock Acquisition Date or the Distribution Date, at the option of the Board, the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the Plan such as those beneficially owned by an Acquiring Person or its Affiliates or Associates) may be exchanged, in whole or in part, for shares of Common Stock at an exchange rate of one share of Common Stock for each Right (subject to adjustment). Notwithstanding the foregoing, (1) the Board shall not effect an exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding; and (2) the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. In any such exchange, the Company, at its option, may, and to the extent there are an insufficient number of authorized shares of Common Stock not reserved for any other purpose to exchange for all of the outstanding Rights, shall, substitute Units or other securities of the Company for some or all of the shares of Common Stock exchangeable for Rights such that the aggregate value received by a holder of Rights in exchange for each Right is substantially the same value as one share of Common Stock. The exchange of the Rights by the Company may be made effective at such time, on such a basis, and subject to such conditions as the Board in its sole and absolute discretion may establish.

Immediately upon the action of the Board authorizing any redemption or exchange of the Rights, and without any further action or any notice, the Rights (other than Rights that are not subject to such redemption or exchange) will terminate and the Rights will only enable holders to receive the redemption price without any interest thereon or the shares issuable upon such exchange, as applicable.

No fractional Units, fractional shares of Common Stock, or fractional shares of other securities (other than fractions of a share of Preferred Stock represented by Units) shall be required to be issued upon the exercise of any Right or Rights evidenced hereby, and in lieu thereof, as provided in the Plan, a holder otherwise entitled to fractions of shares of Common Stock, Units or other securities (other than fractions of a share of Preferred Stock represented by Units) may receive an amount in cash equal to the same fraction of the then current value of a share of Common Stock or such other securities.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Units, shares of Preferred Stock, shares of Common Stock or of any other securities of the Company which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors, or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or other distributions or to exercise any preemptive or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan. This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

B-3

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal, dated as of __________ __, ____.

OCEAN POWER TECHNOLOGIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:
Name:
Title:

B-4

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED __________________________ hereby sells, assigns, and transfers unto

(Please print name and address of transferee)

______________ Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________, 20__

Signature

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

B-5

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate

[   ] are

[   ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned

[   ] did

[   ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated: ______________, 20__

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

B-6

FORM OF ELECTION TO PURCHASE

(To be executed if registered holder desires to Exercise the Right Certificate.)

To: OCEAN POWER TECHNOLOGIES, INC.

The undersigned hereby irrevocably elects to exercise ____________ Rights represented by this Right Certificate to purchase the number of one one-thousandths of a share of Preferred Stock, shares of Common Stock or other securities issuable upon the exercise of such Rights and requests that certificates representing such share(s) or other securities be issued in the name of:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the remaining such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated: _____________, 20__

Signature

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

B-7

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate

[   ] are

[   ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned

[   ] did

[   ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated: ______________, 20__

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

B-8

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) AND CERTAIN TRANSFEREES THEREOF SHALL BECOME NULL AND VOID AND SHALL NO LONGER BE TRANSFERABLE.

OCEAN POWER TECHNOLOGIES, INC.

SUMMARY OF THE TERMS OF THE RIGHTS

TO PURCHASE UNITS OF PREFERRED STOCK

On June 29, 2023, the Board of Directors (the “Board” or “Board of Directors”) of Ocean Power Technologies, Inc., a Delaware corporation (the “Company”), declared a dividend distribution of one preferred stock purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, payable to stockholders of record as of the close of business on July 11, 2023, and issuable as of that date. Except in the circumstances described below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock, $0.001 par value, of the Company (“Preferred Stock” and each one one-thousandth of a share of Preferred Stock, a “Unit”) at a price of $4.00 per Unit (such purchase price, as may be adjusted from time to time, the “Purchase Price”). The rights of a holder of a Unit are substantially equivalent to the rights of a holder of a share of Common Stock. The description and terms of the Rights are set forth in a Section 382 Tax Benefits Preservation Plan (the “Plan”) between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”).

The Company has generated substantial operating losses (“NOLs”) in previous years which, under the Internal Revenue Code of 1986, as amended (the “Code”), the Company may in certain circumstances use to reduce its future federal income tax liability (subject to certain requirements and restrictions). However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code and the regulations promulgated thereunder by the U.S. Department of the Treasury (“Section 382”), its ability to use these NOLs could be substantially limited or lost altogether. The Plan is intended to, among other things, avoid an “Ownership Change” within the meaning of Section 382, and thereby preserve the ability of the Company to utilize the NOLS and other tax attributes of the Company and its subsidiaries.

C-1

The Plan seeks to avoid an “Ownership Change” within the meaning of Section 382 by deterring any person from becoming an “Acquiring Person.” Under the Plan, an “Acquiring Person” is any person (other than certain exempted persons) who or which, together with all Affiliates and Associates of such person, from and after the first public announcement by the Company of the adoption of the Plan, is or becomes the beneficial owner of 4.99% or more of the shares of Common Stock outstanding, subject to various exceptions and provided that no person shall become an “Acquiring Person” as a result of repurchases of stock by the Company, dividends or distributions by the Company or certain inadvertent actions by stockholders. Each of the following persons will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding: (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan, (iv) any person who becomes the beneficial owner of 4.99% or more of the shares of Common Stock of the Company then outstanding solely as a result of the initial grant or vesting of any options, warrants, rights or similar interests (including restricted shares and restricted stock units) by the Company to its directors, officers and employees pursuant to any employee benefit or stock ownership plan of the Company, or the acquisition of shares of Common Stock of the Company upon the exercise or conversion of any such securities so granted, (v) any person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by the person to 4.99% or more of the shares of Common Stock then outstanding, unless and until such person, or any Affiliate of such person, following the first public announcement by the Company of such share acquisition, acquires beneficial ownership of any additional shares of Common Stock (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification, or similar transaction effected by the Company), or (vi) any person who or which, within five (5) business days of being requested by the Company to advise it regarding the same, certifies to the Company that such person had become an Acquiring Person inadvertently (including, without limitation, because (A) such person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such person to be an “Acquiring Person,” or (B) such person was aware of the extent of its beneficial ownership of Common Stock but had no actual knowledge of the consequences of such beneficial ownership under the Plan), and who or which thereafter within five (5) business days following such certification reduces such person’s beneficial ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the person requested to so certify fails to do so within five (5) business days or breaches or violates such certification, then such person shall become an Acquiring Person immediately after such five (5) business day period or such breach or violation or (y) if the person fails to reduce beneficial ownership to less than 4.99% within five (5) business days following such certification, then such person shall become an Acquiring Person immediately after such five (5) business day period. In addition, no person shall be an Acquiring Person if the Board shall have affirmatively determined in light of the intent and purposes of the Plan or other circumstances facing the Company, that such person should not be deemed an Acquiring Person.

C-2

Initially the Rights will not be exercisable, certificates will not be sent to stockholders, and the Rights will automatically trade with the Common Stock. The Rights will be evidenced by Common Stock certificates, and Rights relating to any uncertificated shares of Common Stock registered in book entry form will be represented by notation in book entry on the records of the Company, until the earlier to occur of (i) the close of business on the tenth (10th) calendar day (or such later date as may be determined by the Board) after the earliest day on which a public announcement or filing with the U.S. Securities and Exchange Commission (the “SEC”) is made by the Company or an Acquiring Person (as defined below), or facts are otherwise revealed by the Company or an Acquiring Person that reveals the existence of an Acquiring Person (the “Stock Acquisition Date”), or (ii) the close of business on the tenth (10th) calendar day (or such later date as may be determined by the Board) after the date of the commencement by any person (other than certain exempted persons) of, or the first public announcement of the intent of any person (other than certain exempted persons) to commence, a tender or exchange offer by or on behalf of a person the successful consummation of which would result in any person (other than certain exempted persons) becoming an Acquiring Person, irrespective of whether any shares are actually purchased or exchanged pursuant to such offer (the earlier of these dates is called the “Distribution Date”).

The Plan provides that until the Distribution Date (or earlier redemption, exchange, termination, or expiration of the Rights) and until such time as the Rights are no longer redeemable by the Board, the Rights will be transferred only with the Common Stock. Until the Distribution Date (or earlier redemption, exchange, termination, or expiration of the Rights), new Common Stock certificates issued after the close of business on the Record Date upon transfer or new issuance of the Common Stock will contain a notation incorporating the Plan by reference, and the Company will deliver a notice to that effect upon the transfer or new issuance of book entry shares.

As soon as practicable following a Distribution Date, the Rights Agent will, if requested to do so by the Company, mail separate certificates evidencing the Rights (“Right Certificates”) to holders of record of shares of the Common Stock as of the close of business on the Distribution Date, and those separate certificates alone will evidence the Rights from and after the Distribution Date.

Under the Plan, beneficial ownership of shares is determined in accordance with the applicable rules of Section 382. Subject to the specific definition of “beneficial ownership” included in the Section 382 Tax Benefits Preservation Plan and the various exceptions to such definition that are provided therein, beneficial ownership generally includes any securities which a person would otherwise be deemed to own, actually or constructively, for purposes of Section 382. Accordingly, a person will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board, that person (individually, or together with other persons) would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382). In addition, the Section 382 Tax Benefits Preservation Plan provides that, notwithstanding anything to the contrary contained therein, no person shall be deemed the beneficial owner of, or to beneficially own, any securities of the Company for purposes of the Section 382 Tax Benefits Preservation Plan if (i) such securities would not be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such person, and (ii) such securities would not be deemed constructively or otherwise owned by a single “entity,” in each case, for purposes of Section 382.

C-3

The Plan also provides that any person who beneficially owned 4.99% or more of the Common Stock immediately prior to the first public announcement by the Company of the adoption of the Plan (each an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Plan unless and until an Existing Holder becomes the beneficial owner of one or more additional shares of Common Stock after the first public announcement by the Company of the adoption of the Plan (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock, pursuant to a split, reclassification or subdivision of the outstanding Common Stock or pursuant to the acquisition of beneficial ownership of Common Stock upon the vesting or exercise of any option, warrants or other rights, or upon the initial grant or vesting of restricted stock, granted or issued by the Company to its directors, officers and employees, pursuant to a compensation or benefits plan or arrangement adopted by the Board). However, if upon acquiring beneficial ownership of one or more additional shares of Common Stock after the first public announcement by the Company of the adoption of the Plan, the Existing Holder does not beneficially own 4.99% or more of the Common Stock then outstanding, the Existing Holder will not be treated as an “Acquiring Person” for purposes of the Plan.

Any person who desires to effect an acquisition of Common Stock that would, if consummated, result in such person beneficially owning 4.99% or more of the then outstanding Common Stock or any Existing Holder who desires to effect an acquisition of Common Stock may, prior to acquiring such Common Stock that would otherwise cause such person to be deemed an Acquiring Person, request that the Board of Directors exempt such acquisition of Common Stock from causing such person from being deemed an Acquiring Person. Subject to the terms of the Plan, the determination of the Board (or a committee thereof) with respect to whether to grant or deny any exemption request shall be in its sole and absolute discretion. Further, any exemption request granted by the Board (or a committee thereof) may be granted in whole or in part, and may be subject to limitations or conditions the Board (or a committee thereof) determines, in its sole and absolute discretion, to be necessary or desirable to preserve the availability to the Company of the NOLs. Pursuant to the Plan, the Board (or a committee thereof) shall only grant an exemption in response to an exemption request if the Board (or a committee thereof) determines, in its sole and absolute discretion, that the acquisition of beneficial ownership of Common Stock by the requesting person will not limit or impair the availability to the Company of the NOLs.

The Rights are not exercisable until after the Distribution Date and until such time as the Rights are no longer redeemable by the Board. The Plan and the Rights will expire no later than the close of business on June 29, 2026, but may expire earlier upon the earliest of (i) the date on which all of the Rights are redeemed as described below, (ii) the date on which the Rights are exchanged as described below, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines, in its sole and absolute discretion, will provide protection for the Company’s tax attributes similar to that provided by the Plan, (iv) the effective time of the repeal of Section 382, or any other change, if the Board determines, in its sole and absolute discretion, that the Plan is no longer necessary or desirable for the preservation of the Company’s tax attributes, (v) the date on which the Board otherwise determines, in its sole and absolute discretion, that the Plan is no longer necessary to preserve the Company’s tax attributes, (vi) the beginning of a taxable year of the Company to which the Board determines, in its sole and absolute discretion, that none of the Company’s tax attributes may be carried forward, and (vii) the date on which the Board determines, in its sole and absolute discretion, prior to the time any person becomes an Acquiring Person, that the Plan and the Rights are no longer in the best interests of the Company and its stockholders.

C-4

The Purchase Price, and the number of Units, shares of Common Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent the dilution that may occur as a result of certain events, including: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock; (ii) upon the grant to holders of Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (subject to certain exceptions). The Purchase Price is also subject to adjustment from time to time in the event of a Common Stock dividend on, a subdivision or split of, or a combination, consolidation, or reverse split of, the shares of Common Stock. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an increase or decrease of at least one percent (1%) in such Purchase Price.

In the event that any Person becomes an Acquiring Person and a Distribution Date occurs, then, from and after the time that the Rights are no longer redeemable by the Company, each holder of record of a Right (other than the Acquiring Person and its Affiliates and Associates) will thereafter have the right to receive, upon payment of the Purchase Price, that number of shares of Common Stock having a market value (as determined immediately prior to the time the person becomes an Acquiring Person and whether or not such Right was then exercisable) equal to two times the Purchase Price. Any Rights that are or were at any time, on or after the Distribution Date, beneficially owned by an Acquiring Person or its Affiliates and Associates will become null and void and nontransferable. After such an event, to the extent that insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise a number of shares of Common Stock to the extent available and then Units or other securities of the Company, other assets, cash, or any combination of the foregoing, in proportions determined by the Company, such that the aggregate value received is equal to two times the Purchase Price.

No fractional shares of Common Stock or Units will be required to be issued upon exercise of the Rights and, in lieu thereof, a payment in cash equal to the fraction of the then current value of a share of Common Stock may be made.

Subject to the provisions of the Plan, at any time after the later of the Stock Acquisition Date or the Distribution Date, the Board may, at its option, cause the Company to exchange all or part of the then-outstanding and exercisable Rights (other than those Rights that have become null and void pursuant to the Plan, such as those beneficially owned by an Acquiring Person or its Affiliates and Associates) for shares of Common Stock at an exchange rate of one share of Common Stock for each Right (subject to adjustment). Notwithstanding the foregoing, (1) the Board shall not effect an exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding; and (2) the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder becoming the beneficial owner of 4.99% or more of the shares of Common Stock then outstanding. In any such exchange, the Company, at its option, may, and to the extent there are an insufficient number of authorized shares of Common Stock not reserved for any other purpose to exchange for all of the outstanding Rights, shall, substitute Units or other securities of the Company for some or all of the shares of Common Stock exchangeable for Rights such that the aggregate value received by a holder of Rights in exchange for each Right is substantially the same value as one share of Common Stock. The exchange of the Rights by the Company may be made effective at such time, on such a basis, and subject to such conditions as the Board, in its sole and absolute discretion, may establish.

C-5

Subject to the provisions of the Plan, at any time prior to the close of business on the tenth (10th) calendar day after the Stock Acquisition Date (or, if the tenth (10th) calendar day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or under certain other conditions as specified in the Plan, the Board may, at its option, cause the Company to redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the total amount paid to any holder of Rights to be rounded up to the nearest $0.01), payable in cash, Common Stock or other form of consideration, as determined by the Board, in the exercise of its sole and absolute discretion. The redemption of the Rights may be made effective at such time, on such a basis, and subject to such conditions as the Board, in its sole and absolute discretion, may establish.

Immediately upon the action of the Board authorizing the exchange or redemption of the Rights, the right to exercise the Rights (other than Rights that are not subject to such exchange or redemption) will terminate, and the only right of the holders of Rights will be to receive (if applicable) the shares of Common Stock or other consideration issuable in connection with the exchange or the Redemption Price without any interest thereon.

The Company may, from time to time, in its sole discretion, supplement or amend any provision of the Plan in any manner without the approval of any holders of the Rights or shares of Common Stock in order to cure ambiguities, to correct or supplement any provision of the Plan that may be defective or inconsistent with any other provisions therein, to make any change to or delete any provision thereof, or to otherwise change or supplement the Plan in any manner that the Company may deem necessary or desirable; provided that, from and after such time as a Person becomes an Acquiring Person, the Company may not amend or supplement the Plan in any manner which would adversely affect the interests of the holders of the Rights (other than the interest of an Acquiring Person or and its Affiliates and Associates and the transferees of any of the foregoing).

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Plan will be included as an Exhibit to a Current Report on Form 8-K that the Company will file with the SEC on or about June 30, 2023. In addition, a copy of the Plan is available free of charge from the Company. The foregoing summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan, as the same may be amended from time to time, which is incorporated by reference into this summary description.

C-6

OCEAN POWER TECHNOLOGIES, INC.
THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 31, 2024
THIS WHITE PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y C A R D

The undersigned hereby constitute(s) and appoint(s) Dr. Philipp Stratmann and Terence J. Cryan and each of them, acting individually or in the absence of others, the true and lawful attorneys, agents, and proxies of the undersigned, with full power of substitution and re-substitution to each of them, to represent and to vote, as designated on the reverse side of this proxy, on behalf of the undersigned stockholders of Ocean Power Technologies, Inc., a Delaware corporation ("OPT"), all shares of the common stock, par value $0.001 per share (the "Common Stock"), of OPT which the undersigned would be entitled to vote, and with all powers that the undersigned would have, if present at OPT's 2023 Annual Meeting of Stockholders (including any adjournments, postponements, reschedulings, or continuations thereof and any meeting which may be called in lieu thereof, the "Meeting"). The Meeting is scheduled to be held on Wednesday, January 31, 2024, at 10:00 a.m. Eastern Time, in virtual format. The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Common Stock held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys, agents, and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

By signing this proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference herein.

THE SHARES REPRESENTED BY THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR ALL" NOMINEES IN PROPOSAL ONE AND "FOR" PROPOSALS 2, 3, 4 AND 5. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR ALL" NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 5, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN OR THEIR SUBSTITUTES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. ONLY STOCKHOLDERS OF RECORD ON DECEMBER 4, 2023 MAY VOTE AT THE MEETING.

IMPORTANT – PLEASE MARK, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD PROMPTLY.

THANK YOU FOR VOTING.

(Continued and to be dated and signed on reverse side)

SEE REVERSE SIDE

▲TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN, AND DATE YOUR WHITE PROXY CARD, AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
The Notice and Proxy Statement and Annual Report are available at:
http://www.oceanpowertechnologies.com

OCEAN POWER TECHNOLOGIES, INC.

WHITE PROXY CARD — Please mark vote as indicated in this example **X**

THE BOARD OF DIRECTORS OF OPT UNANIMOUSLY RECOMMENDS A VOTE "FOR ALL" OF THE BOARD'S NOMINEES LISTED BELOW IN PROPOSAL 1 AND "FOR" PROPOSALS 2 – 5.

1. To elect the following six persons to the OPT Board of Directors to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal;

   01. Terence J. Cryan, 02. Philipp Stratmann, 03. Clyde W. Hewlett
   04. Diana G. Purcel 05. Peter E. Slaiby 06. Natalie Lorenz-Anderson

   ☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT

   INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the name(s) of the individual nominee(s) on the line below:

   ____

____
Date

____
(Signature)

____
(Signature if held jointly)

Please sign exactly as your name or names appear on this Proxy. All holders must sign. When shares are held jointly, the senior of the joint holders must sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS WHITE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE

▲TO VOTE BY MAIL, PLEASE DETACH HERE, MARK, SIGN AND DATE THIS WHITE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET
QUICK ★★★ EASY ★★★ IMMEDIATE

Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your **White** Proxy Card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS **proxyvoting.com/OPTT.** You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call ★★ Toll Free ★★

(866) 894–0531

There is NO CHARGE to you for this call

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the OPT Board of Directors.

Internet and Telephone voting is available through 11:59 P.M. Eastern Time on January 30, 2024.

CONTROL NUMBER
for Telephone/Internet Proxy Authorization